Filed pursuant to Rule 497(e)
                                                     1933 Act File No. 033-84762


                       WILMINGTON PRIME MONEY MARKET FUND

                  Institutional Shares      W Shares      Service Shares

                          WPSXX              WPWXX             WPRXX


                  WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

                  Institutional Shares      W Shares      Service Shares

                        WGOXX                WGWXX             WGSXX


                    WILMINGTON TAX-EXEMPT MONEY MARKET FUND

                         Institutional Shares      W Shares

                                 WTSXX              WTEXX


                               of WT Mutual Fund
--------------------------------------------------------------------------------
                       PROSPECTUS DATED NOVEMBER 1, 2010

          This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

          These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                   TABLE OF CONTENTS
WILMINGTON PRIME MONEY MARKET FUND SUMMARY ....................................3
WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND SUMMARY ..........................6
WILMINGTON TAX-EXEMPT MONEY MARKET FUND SUMMARY ...............................9
MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES, STRATEGIES AND
 RISKS .......................................................................12
INVESTMENT OBJECTIVES ........................................................12
PRINCIPAL INVESTMENT STRATEGIES ..............................................12
PRINCIPAL RISKS OF THE FUNDS .................................................14
DISCLOSURE OF PORTFOLIO HOLDINGS .............................................15
MANAGEMENT OF THE FUNDS ......................................................16
INVESTMENT ADVISER ...........................................................16
SERVICE PROVIDERS ............................................................17
SHAREHOLDER INFORMATION ......................................................18
PRICING OF SHARES ............................................................18
PURCHASE OF SHARES ...........................................................18
REDEMPTION OF SHARES .........................................................20
FREQUENT PURCHASES AND REDEMPTIONS ...........................................22
EXCHANGE OF SHARES ...........................................................22
DISTRIBUTIONS ................................................................23
TAXES ........................................................................23
DISTRIBUTION AND SERVICE ARRANGEMENTS ........................................25
DISTRIBUTION FEES ............................................................25
SHAREHOLDER SERVICE FEES .....................................................25
SHARE CLASSES ................................................................25
FINANCIAL HIGHLIGHTS .........................................................26
FOR MORE INFORMATION .........................................................34

WILMINGTON PRIME MONEY MARKET FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek high current income while preserving capital and liquidity.

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.





Annual Fund Operating Expenses
(expenses that you pay each year as a % of the Institutional
value of your investment)                         Shares     W Shares Service Shares
Management Fees                                   0.33%        0.33%       0.33%
Distribution (12b-1) and/or Service Fees           None        0.15%       0.25%
Other Expenses                                    0.10%        0.10%       0.10%
Acquired Fund Fees and Expenses                   0.03%        0.03%       0.03%
Total Annual Fund Operating Expenses              0.46%       0.61%        0.71%


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:




                                1 Year 3 Years 5 Years 10 Years
------------------------------- ------ ------- ------- --------
Institutional Shares             $47    $148    $258     $579
------------------------------- ------ ------- ------- --------
W Shares                         $62    $195    $340     $762
------------------------------- ------ ------- ------- --------
Service Shares                   $73    $227    $395     $883
------------------------------- ------ ------- ------- --------



INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies



The Fund strives to maintain a stable $1.00 share price and invests in high quality bank obligations, including U.S. dollar-denominated obligations of major U.S. and foreign banks and their branches located outside of the United States, high quality commercial paper and U.S. Government obligations. To be considered high quality, a security generally must be rated in one of the two highest short-term rating categories or determined by the investment adviser to be of comparable quality. U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund may invest more than 25% of its total assets in high quality obligations of banks, finance companies and utilities. In selecting securities for the Fund, the investment adviser seeks current income, liquidity and safety of principal. The investment adviser may sell securities held by the Fund if the securities are downgraded to a lower ratings category. The Fund maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

The Fund will hold at least 10% of its total assets in "Daily Liquid Assets" and at least 30% of its total assets in "Weekly Liquid Assets." "Daily Liquid Assets" include cash (including demand deposits), direct obligations of the U.S. Government and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day. "Weekly Liquid Assets" include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within 5 business days.

Principal Risks of Investing in the Fund

The Fund is designed for investors with a low tolerance for risk; however, the Fund's performance could be adversely affected by:

     o Concentration Risk: Because the Fund may invest a significant portion of its assets in securities of companies in the banking industry, developments affecting the banking industry may have a disproportionate impact on the Fund. The profitability of banks depends largely on the availability and costs of funds, which can change depending on economic conditions.

     o Credit Risk: The risk that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Fund, because it invests primarily in securities that are considered to be of high quality.




     o Foreign Securities Risk: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.
     o Government Obligations Risk: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U. S. Treasury or the U. S. Government.



     o Income Risk: The risk that the Fund's income will decline because of falling interest rates. Because the Fund's income is based on short-term interest rates--which can fluctuate significantly over short periods--income risk is expected to be high.



     o Manager Risk: The chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
     o Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.



     o Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate. Prepayment risk is more prevalent during times of falling interest rates.



     o Rating Agency Risk: Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality.

An investment in the Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There is no guarantee that the Fund will be able to avoid a negative yield.

RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing:

     o    changes in the Fund's performance from year-to-year; and



     o the Fund's average annual returns for one year, five year and ten year periods.




The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at wilmingtonfunds.com and/or by calling the Fund toll-free at 800.336.9970.




The annual returns in the bar chart are for the Fund's Institutional Shares. Returns for the Fund's other classes differ only to the extent that the classes do not have the same expenses.

Annual Total Returns for the Past 10 Calendar Years


[BAR CHART OMITTED]


---------------------
Calendar Year Percent
------------- -------
2000          6.11%
------------- -------
2001          3.92%
------------- -------
2002          1.47%
------------- -------
2003          0.72%
------------- -------
2004          0.82%
------------- -------
2005          2.84%
------------- -------
2006          4.72%
------------- -------
2007          5.04%
------------- -------

[BAR CHART OMITTED]

2008           2.45%
------------ --------
2009           0.25%
------------ --------


Calendar Year-to-Date Total Return as of September 30, 2010: 0.01%

During the periods shown in the bar chart, the Fund's best quarter was up 1.57% (quarter ended December 31, 2000) and the Fund's worst quarter was 0.00% (quarter ended December 31, 2009).



Average Annual Total Returns
(for the periods ended December 31, 2009) 1 Year 5 Years 10 Years
----------------------------------------- ------ ------- --------
Institutional Shares                      0.25%  3.04%    2.81%
----------------------------------------- ------ ------- --------
W Shares(1)                               0.18%    N/A     N/A
----------------------------------------- ------ ------- --------
Service Shares(2)                         0.13%  2.81%     N/A
----------------------------------------- ------ ------- --------

(1) From inception of the Fund's W Shares on October 2, 2006, through December 31, 2009, the average annual total return was 2.62%.

(2) From inception of the Fund's Service Shares on April 2, 2001, through December 31, 2009, the average annual total return was 2.14%.




MANAGEMENT


Investment Adviser/Sub-Adviser


Rodney Square Management Corporation is the investment adviser for the Fund. Wilmington Trust Investment Management, LLC is sub-adviser for the Fund.




PURCHASE AND SALE OF SHARES

Purchase Minimums         Initial         Subsequent
--------------------      ----------      ----------
Institutional Shares      $5,000,000      None
--------------------      ----------      ----------
W Shares                  $    1,000      None
--------------------      ----------      ----------
Service Shares            $    1,000      None
--------------------      ----------      ----------


You may purchase and sell (redeem) your shares each day the New York Stock Exchange is open. You may purchase and sell your shares through your financial intermediary or by mail (Wilmington Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9828, Providence, RI, 02940) or telephone (800.336.9970).

TAX INFORMATION




The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan. Your withdrawals from a retirement plan may be subject to federal income tax.




PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek high current income while preserving capital and liquidity.

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.







Annual Fund Operating Expenses
(expenses that you pay each year as a % of the Institutional            Service
value of your investment)                         Shares     W Shares   Shares
Management Fees                                   0.34%        0.34%    0.34%
Distribution (12b-1) and/or Service Fees           None        0.15%    0.25%
Other Expenses                                    0.12%        0.12%    0.12%
Acquired Fund Fees and Expenses                   0.02%        0.02%    0.02%
Total Annual Fund Operating Expenses              0.48%        0.63%    0.73%


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:




                                1 Year 3 Years 5 Years 10 Years
------------------------------- ------ ------- ------- --------
Institutional Shares             $49    $154    $269     $604
------------------------------- ------ ------- ------- --------
W Shares                         $64    $202    $351     $786
------------------------------- ------ ------- ------- --------
Service Shares                   $75    $233    $406     $906
------------------------------- ------ ------- ------- --------




INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies




The Fund strives to maintain a stable $1.00 share price and invests at least 80% of its assets in U.S. Government obligations and repurchase agreements collateralized by such obligations. U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund may invest up to 20% of its total assets in high quality obligations in each of the following: banks, finance companies and utilities. To be considered high quality, a security generally must be rated in one of the two highest short-term rating categories or determined by the investment adviser to be of comparable quality. In selecting securities for the Fund, the investment adviser seeks current income, liquidity and safety of principal. The investment adviser may sell securities held by the Fund if the securities are downgraded to a lower ratings category. The Fund maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

The Fund will hold at least 10% of its total assets in "Daily Liquid Assets" and at least 30% of its total assets in "Weekly Liquid Assets." "Daily Liquid Assets" include cash (including demand deposits), direct obligations of the U.S. Government and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day. "Weekly Liquid Assets" include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within 5 business days.

Principal Risks of Investing in the Fund

The Fund is designed for investors with a low tolerance for risk; however, the Fund's performance could be adversely affected by:

     o Credit Risk: The risk that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Fund, because it invests primarily in securities that are considered to be of high quality.
     o Government Obligations Risk: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U. S. Treasury or the U. S. Government.
     o Income Risk: The risk that the Fund's income will decline because of falling interest rates. Because the Fund's income is based on short-term interest rates--which can fluctuate significantly over short periods--income risk is expected to be high.
     o Manager Risk: The chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.




     o Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.



     o Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate. Prepayment risk is more prevalent during times of falling interest rates.




     o Rating Agency Risk: Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality.

An investment in the Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There is no guarantee that the Fund will be able to avoid a negative yield.

RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing:

     o    changes in the Fund's performance from year-to-year; and




     o the Fund's average annual returns for one year, five year and ten year periods.



The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at wilmingtonfunds.com and/or by calling the Fund toll-free at 800.336.9970.





The annual returns in the bar chart are for the Fund's Institutional Shares. Returns for the Fund's other classes differ only to the extent that the classes do not have the same expenses.

Annual Total Returns for the Past 10 Calendar Years


[BAR CHART OMITTED]


---------------------
Calendar Year Percent
------------- -------
2000          5.94%
------------- -------
2001          3.71%
------------- -------
2002          1.26%
------------- -------
2003          0.64%
------------- -------
2004          0.81%
------------- -------
2005          2.65%
------------- -------
2006          4.55%
------------- -------
2007          4.77%
------------- -------
2008          2.07%
------------- -------
2009          0.12%
------------- -------

Calendar Year-to-Date Total Return as of September 30, 2010: 0.01%

During the periods shown in the bar chart, the Fund's best quarter was up 1.54% (quarter ended December 31, 2000) and the Fund's worst quarter was 0.00% (quarter ended December 31, 2009).

Average Annual Total Returns
(for the periods ended December 31, 2009) 1 Year 5 Years 10 Years
----------------------------------------- ------ ------- --------
Institutional Shares                      0.12%  2.82%    2.63%
----------------------------------------- ------ ------- --------
W Shares(1)                               0.08%    N/A     N/A
----------------------------------------- ------ ------- --------
Service Shares(2)                         0.06%  2.62%     N/A
----------------------------------------- ------ ------- --------


(1) From inception of the Fund's W Shares on October 2, 2006, through December 31, 2009, the average annual total return was 2.38%.

(2) From inception of the Fund's Service Shares on April 2, 2001, through December 31, 2009, the average annual total return was 1.98%.




MANAGEMENT


Investment Adviser/Sub-Adviser


Rodney Square Management Corporation is the investment adviser for the Fund. Wilmington Trust Investment Management, LLC is sub-adviser for the Fund.




PURCHASE AND SALE OF SHARES

Purchase Minimums         Initial         Subsequent
--------------------      ----------      ----------
Institutional Shares      $5,000,000      None
--------------------      ----------      ----------
W Shares                  $    1,000      None
--------------------      ----------      ----------
Service Shares            $    1,000      None
--------------------      ----------      ----------


You may purchase and sell (redeem) your shares each day the New York Stock Exchange is open. You may purchase and sell your shares through your financial intermediary or by mail (Wilmington Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9828, Providence, RI, 02940) or telephone (800.336.9970).

TAX INFORMATION



The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan. Your withdrawals from a retirement plan may be subject to federal income tax.



PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

WILMINGTON TAX-EXEMPT MONEY MARKET FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek high current interest income exempt from Federal income taxes while preserving principal.

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.




Annual Fund Operating Expenses                                           Institutional     W Shares
(expenses that you pay each year as a % of the value of your investment)    Shares
Management Fees                                                             0.37%             0.37%
Service Fees                                                                 None             0.15%
Other Expenses                                                              0.17%             0.17%
Acquired Fund Fees and Expenses                                             0.02%             0.02%
Total Annual Fund Operating Expenses                                        0.56%            0.71%


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:




                                1 Year 3 Years 5 Years 10 Years
------------------------------- ------ ------- ------- --------
Institutional Shares             $57    $179    $313     $701
------------------------------- ------ ------- ------- --------
W Shares                         $73    $227    $395     $883
------------------------------- ------ ------- ------- --------

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund strives to maintain a stable $1.00 share price and invests in high quality municipal obligations, high quality municipal bonds and other high quality instruments exempt from Federal income tax. To be considered high quality, a security generally must be rated in one of the two highest short-term rating categories or determined by the investment adviser to be of comparable quality. The Fund may invest up to 20% of its total assets in high quality obligations in each of the following: banks, finance companies and utilities. In selecting securities for the Fund, the investment adviser seeks current income, liquidity and safety of principal. The investment adviser may sell securities held by the Fund if the securities are downgraded to a lower ratings category.

The Fund has adopted a policy that, under normal circumstances, at least 80% of its annual income will be exempt from federal income tax and at least 80% of its annual income will not be a tax preference item for purposes of the federal alternative minimum tax. The Fund maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

The Fund will hold at least 30% of its total assets in "Weekly Liquid Assets." "Weekly Liquid Assets" include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within 5 business days.

Principal Risks of Investing in the Fund

The Fund is designed for investors with a low tolerance for risk; however, the Fund's performance could be adversely affected by:

     o Credit Risk: The risk that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Fund, because it invests primarily in securities that are considered to be of high quality.




     o Government Obligations Risk: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U. S. Treasury or the U. S. Government.



     o Income Risk: The risk that the Fund's income will decline because of falling interest rates. Because the Fund's income is based on short-term interest rates--which can fluctuate significantly over short periods--income risk is expected to be high.
     o Manager Risk: The chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.



     o Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy.



     o Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate. Prepayment risk is more prevalent during times of falling interest rates.



     o Rating Agency Risk: Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality.

An investment in the Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There is no guarantee that the Fund will be able to avoid a negative yield.

RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing:




o changes in the Fund's performance from year-to-year;    and
o the Fund's average annual returns for one year, five year and ten year periods.



The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at wilmingtonfunds.com and/or by calling the Fund toll-free at 800.336.9970.



The annual returns in the bar chart are for the Fund's Institutional Shares. Returns for the Fund's W Shares differ only to the extent it does not have the same expenses.



Annual Total Returns for the Past 10 Calendar Years

[BAR CHART OMITTED]





Calendar Year Percent
------------- -------
2000          3.65%
------------- -------
2001          2.30%
------------- -------
2002          0.90%
------------- -------
2003          0.49%
------------- -------
2004          0.58%
------------- -------
2005          1.82%
------------- -------
2006          2.91%
------------- -------
2007          3.15%
------------- -------

2008          1.48%
------------ --------
2009          0.08%
------------ --------


Calendar Year-to-Date Total Return as of September 30, 2010: 0.01%

During the periods shown in the bar chart, the Fund's best quarter was up 0.96% (quarter ended December 31, 2000) and the Fund's worst quarter was 0.00% (quarter ended December 31, 2009).




Average Annual Total Returns
(for the periods ended December 31, 2009) 1 Year 5 Years 10 Years
----------------------------------------- ------ ------- --------
Institutional Shares                      0.08%  1.88%    1.73%
----------------------------------------- ------ ------- --------
W Shares(1)                               0.02%  1.73%     N/A
----------------------------------------- ------ ------- --------


(1) From inception of the Fund's W Shares on April 2, 2001, through December 31, 2009, the average annual total return was 1.31%.



MANAGEMENT


Investment Adviser/Sub-Adviser


Rodney Square Management Corporation is the investment adviser for the Fund. Wilmington Trust Investment Management, LLC is sub-adviser for the Fund.

PURCHASE AND SALE OF SHARES

Purchase Minimums         Initial         Subsequent
--------------------      ----------      ----------
Institutional Shares      $5,000,000      None
--------------------      ----------      ----------
W Shares                  $    1,000      None
--------------------      ----------      ----------


You may purchase and sell (redeem) your shares each day the New York Stock Exchange is open. You may purchase and sell your shares through your financial intermediary or by mail (Wilmington Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9828, Providence, RI, 02940) or telephone (800.336.9970).

TAX INFORMATION



The Fund's distributions may be taxable as ordinary income or capital gain. A majority of the income dividends that you receive from the Fund are expected to be exempt from federal and state income taxes. However, a portion of the Fund's distributions may be subject to federal, state, and local income taxes.



PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

INVESTMENT OBJECTIVES

          The Wilmington Prime Money Market Fund and the Wilmington U.S. Government Money Market Fund each seek a high level of current income consistent with the preservation of capital and liquidity. The Wilmington Tax-Exempt Money Market Fund seeks as high a level of interest income exempt from federal income tax as is consistent with preservation of principal. In pursuing these investment objectives and implementing their investment strategies, the Funds comply with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended ("1940 Act") ("Rule 2a-7").

          The investment objective for each Fund may not be changed without shareholder approval. Each Fund is a money market fund and intends to maintain a stable $1.00 share price, although this may not be possible under certain circumstances. There can be no guarantee that any Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Wilmington Prime Money Market Fund invests in:




     o high quality U.S. dollar-denominated obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;



     o commercial paper rated, at the time of purchase, in the highest category of short-term debt ratings of any two nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Ratings Services ("S&P[R]"), Moody's Investors Service, Inc. ("Moody's"), Fitch Ratings ("Fitch"), and Egan-Jones Ratings Company ("Egan-Jones");




     o high quality corporate obligations having a remaining maturity of 397 calendar days or less;

     o    U.S. Government obligations (as described below);

     o    high quality municipal securities; and




     o repurchase agreements that are fully collateralized by U. S. Government obligations.

     The Wilmington U.S. Government Money Market Fund invests at least 80% of its total assets in:

     o    U.S. Government obligations; and



     o repurchase agreements that are fully collateralized by U.S. Government obligations.



U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity. If an issuer that is not insured or guaranteed by the U.S. Treasury or U.S. Government fails to meet its commitments, the Fund would not be able to assert a claim against the United States.

The Wilmington Tax-Exempt Money Market Fund invests in:

     o    high quality municipal obligations and municipal bonds;

     o    floating and variable rate obligations;

     o    participation interests;

     o    high quality tax-exempt commercial paper; and

     o    high quality short-term municipal notes.

          The Tax-Exempt Money Market Fund has adopted a policy that, under normal circumstances, at least 80% of its annual income will be exempt from federal income tax. Additionally, at least 80% of its annual income will not be a tax preference item for purposes of the federal alternative minimum tax.


         High quality securities include those securities that (1) are rated in one of the two highest short-term rating categories by two NRSROs (or by one NRSRO if only one NRSRO has issued a rating), or (2), if unrated, are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality. High-quality securities are further divided into "first tier" and "second tier" securities. First tier securities have received the highest short-term rating from at least two NRSROs (or one, if only one has rated the security). Securities issued by a registered investment company that is a money market fund and U.S. Government securities are also considered to be first tier securities. Second tier securities have received short-term ratings within the two highest categories from at least two NRSROs (or one, if only one has rated the security), but do not qualify as first tier securities.

          The Prime Money Market Fund may invest more than 25% of its total assets in high quality obligations of banks, finance companies and utilities. The Tax-Exempt Money Market Fund and the U.S. Government Money Market Fund may invest up to 20% of their total assets in high quality obligations in each of the following: banks, finance companies and utilities.

          The Funds will not: (i) invest more than 3% of their total assets in second-tier securities; (ii) invest more than 0.50% of their total assets in second-tier securities issued by any single issuer; and (iii) acquire second-tier securities with a remaining maturity of more than 45 days. In addition, each Fund's investments in illiquid securities are limited to 5% of the Fund's total assets. The Funds will limit their dollar-weighted average portfolio maturity to 60 days or less and their dollar-weighted average life (portfolio maturity measured without reference to any rate adjustments for adjustable rate securities) to 120 days or less.



          The Funds may, at times, hold a significant portion of their assets in cash. Some or all of the Funds' cash may, at the discretion of RSMC, be held in interest-bearing or non-interest-bearing demand deposit accounts ("DDAs") at the Funds' custodian, Wilmington Trust Company ("Wilmington Trust") or another depository institution insured by the Federal Deposit Insurance Corporation. Wilmington Trust is a Delaware-chartered bank and trust company and an affiliate of RSMC.

          Each Fund also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in the Funds' Statement of Additional Information ("SAI"), available on the Funds' website at http://www.wilmingtonfunds.com.

PRINCIPAL RISKS OF THE FUNDS




          The following is a list of certain principal risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds' SAI:

     o Concentration Risk (Prime Money Market Fund): Because the Fund may invest a significant portion of its assets in securities of companies in the banking industry, developments affecting the banking industry may have a disproportionate impact on the Fund. The profitability of banks depends largely on the availability and costs of funds, which can change depending on economic conditions.

     o Credit Risk (All Funds): The risk that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Credit risk should be very low for a Fund, because it invests primarily in securities that are considered to be of high quality.



     o Foreign Securities Risk (Prime Money Market Fund): The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

     o Government Obligations Risk (All Funds): The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U. S. Treasury or the U. S. Government.



     o Income Risk (All Funds): The risk that a Fund's income will decline because of falling interest rates. Because a Fund's income is based on short-term interest rates--which can fluctuate significantly over short periods--income risk is expected to be high.

     o Manager Risk (All Funds): The chance that poor security selection will cause a Fund to underperform relevant benchmarks or other funds with a similar investment objective.



     o Market Risk (All Funds): The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. There is no guarantee that a Fund will be able to avoid a negative yield.

          The securities in a Fund's portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. Also, some municipal obligations may be backed by a letter of credit issued by a bank or other financial institution. Adverse developments affecting banks could have a negative effect on the value of a Fund's portfolio securities. This could cause the value of a Fund's shares to decrease to a price less than $1.00 per share.

          In addition, the United States has recently experienced significant disruption to its financial markets impacting the liquidity and volatility of securities generally, including securities in which the Funds may invest. During periods of extreme market volatility, prices of securities held by the Funds may be negatively impacted due to imbalances between credit market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Funds could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security. Despite the Funds' efforts to diversify their investments, a significant enough market disruption or drop in market prices of securities held by the Funds, especially at a time during which the Funds need to sell securities to meet shareholder redemption requests, could cause the value of the Funds' shares to decrease to a price less than $1.00 per share.




     o Municipal Market Disruption Risk (Tax-Exempt Money Market Fund): The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of municipal securities that may impact a tax-exempt fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of the tax-exempt fund's holdings would be affected, and the Trustees would reevaluate the tax-exempt fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the tax-exempt fund's municipal securities in the same manner.

          In addition, the United States has recently experienced significant disruption to its financial markets impacting the liquidity and volatility of municipal securities, including municipal securities in which the tax-exempt fund may invest. Such disruptions to the financial markets may reduce the number of municipal obligations available for purchase by the tax-exempt fund and could adversely affect the tax-exempt fund's shareholders by subjecting the income from the tax-exempt fund to tax. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the tax-exempt fund.



     o Prepayment Risk (All Funds): The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate. Prepayment risk is more prevalent during times of falling interest rates.

     o Rating Agency Risk (All Funds): Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality.

DISCLOSURE OF PORTFOLIO HOLDINGS



A description of the Funds' policies and procedures with respect to the disclosure of their portfolio securities is available in the Funds' SAI, which is available, free of charge, by calling (800) 336-9970 and on the Funds' website at www.wilmingtonfunds.com. Each Fund will post their schedule of investments each month at www.wilmingtonfunds.com. The SAI may also be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at www.sec.gov.

MANAGEMENT OF THE FUNDS

          The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER

          Rodney Square Management Corporation ("RSMC"), the Funds' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation ("WTC"), which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3280 Peachtree Road, NE, 27th Floor, Atlanta, Georgia 30326, also a wholly owned subsidiary of WTC and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. On November 1, 2010, WTC announced that it had entered into an agreement with M&T Bank Corporation ("M&T") under which WTC will merge with M&T, subject to regulatory and WTC shareholder approvals. The transaction, once completed, will result in a change of control of RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Fund in accordance with its investment objective, policies and limitations. RSMC provides its services to investment companies. As of September 30, 2010, RSMC had approximately $6.2 billion in assets under management.


          For the fiscal year ended June 30, 2010, RSMC received the following advisory fees as a percentage of each Fund's average daily net assets:


     Prime Money Market Fund                     0.33%
     U.S. Government Money Market Fund           0.34%
     Tax-Exempt Money Market Fund                0.37%

          RSMC has voluntarily agreed to reduce its advisory fee and/or reimburse certain of the Fund' s operating expenses, or certain "class-specific fees and expenses" to prevent the Fund's (or class thereof, as applicable) current annualized yield from being below 0.01% (1 basis point) annually. The fee waiver does not take into consideration acquired fund fees and expenses. Any such waiver or expense reimbursement may be discontinued at any time. Under this voluntary arrangement, RSMC may recover from the Fund, subject to approval by the Board of Trustees of WT Mutual Fund (the "Trustees"), amounts waived or reimbursed for a period of up to three (3) years from the year in which RSMC reduced its compensation and/or assumed expenses for the Fund.

          WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee.

          A discussion of the basis for the Board of Trustees approval of the investment advisory and sub-advisory agreements for each of the Funds is included in the semi-annual report to shareholders for the period ended December 31.

SERVICE PROVIDERS

The chart below provides information on the Funds' primary service providers.

Asset Management                                                         Shareholder Services
----------------------------------------------- --------------------------------------------------------------------
 INVESTMENT ADVISER AND ADMINISTRATOR                                                  TRANSFER AGENT

     RODNEY SQUARE MANAGEMENT CORP.                                       BNY MELLON INVESTMENT SERVICING (US)
          1100 NORTH MARKET STREET                                                          INC.
           WILMINGTON, DE 19890                                                        760 MOORE ROAD
                                                                                 KING OF PRUSSIA, PA 19406
Manages each Fund's investment activities
and oversees Fund administration and other                               Handles certain shareholder services,
service providers.                                                       including recordkeeping and statements,
                                                                         payment of distributions and processing
                                                                         of buy and sell requests.
=============================================== ====================================================================
                                                   WT MUTUAL FUND

                                           Wilmington Prime Money Market Fund
                                      Wilmington U.S. Government Money Market Fund
                                       Wilmington Tax-Exempt Money Market Fund
--------------------------------------------------------------------------------------------------------------------
Fund Operations                                                      Fund Asset Safe Keeping
----------------------------------------------- --------------------------------------------------------------------
            SUB-ADMINISTRATOR AND                                                       CUSTODIAN
                ACCOUNTING AGENT

  BNY MELLON INVESTMENT SERVICING (US) INC.                                    WILMINGTON TRUST COMPANY
              301 BELLEVUE PARKWAY                                              1100 NORTH MARKET STREET
             WILMINGTON, DE 19809                                                WILMINGTON, DE 19890

Provides facilities, equipment and personnel to                      Holds each Fund's assets, settles all portfolio
carry out administrative services related to                         trades and collects income earned by the assets.
each Fund and calculates each Fund's NAV
and distributions.
----------------------------------------------- --------------------------------------------------------------------
                                                   Distribution
----------------------------------------------- --------------------------------------------------------------------
                                                  DISTRIBUTOR

                                          PROFESSIONAL FUNDS DISTRIBUTOR, LLC
                                                   760 MOORE ROAD
                                            KING OF PRUSSIA, PA 19406

                                              Distributes the Funds' Shares.

                            SHAREHOLDER INFORMATION

PRICING OF SHARES

          The price of each Fund's shares is based on the Fund's net asset value ("NAV"). Each Fund uses its best effort to maintain its $1.00 constant share price and values its securities at amortized cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

          BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Funds' sub-administrator and accounting agent, determines the NAV per share of the Tax-Exempt Money Market Fund as of 12:00 Noon Eastern time on each "business day" (i.e., a day that the New York Stock Exchange (the "Exchange") or the Federal Reserve Bank of Philadelphia and the transfer agent are open for business). BNY Mellon determines the NAV per share of the Prime Money Market Fund and U.S. Government Money Market Fund as of 2:00 p.m. and 5:00 p.m. Eastern time on each business day. The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent.

PURCHASE OF SHARES

          Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Institutional Shares of each Fund is $5,000,000. This minimum initial investment amount has been waived for shareholders of the Funds on June 23, 2006, trustees, directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. The minimum initial investment in W Shares and Service Shares of each Fund is $1,000. The minimum investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustee/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

          You may purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. You may also purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.

          Networking and Sub-Transfer Agency Fees: The Fund may directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, RSMC or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, RSMC and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, RSMC or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

          In order for a financial intermediary to purchase shares of a Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires the financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.




          By Mail: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Money Market Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days from the purchase date). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:






Regular Mail:                      Overnight Mail:
-------------                      ---------------
Wilmington Money Market Funds      Wilmington Money Market Funds
c/o BNY Mellon Investment          c/o BNY Mellon Investment
   Servicing (US) Inc.                Servicing (US) Inc.
P.O. Box 9828                      101 Sabin Street
Providence, RI 02940               Pawtucket, RI 02860-1427


          By Wire: You may purchase shares by wiring federal funds. Please call BNY Mellon at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

          Additional Information Regarding Purchases: For the Tax-Exempt Money Market Fund orders placed and payments which are received in or converted into federal funds by 12:00 Noon Eastern time will be accepted at the price determined at 12:00 Noon Eastern time. Your shares will begin to accrue dividends on that business day. If your order is placed and payments are received in or converted into federal funds for your account after 12:00 Noon Eastern time your shares will begin to accrue dividends on the following business day.

          For both the Prime Money Market Fund and the U.S. Government Money Market Fund orders placed and payments which are received in or converted into federal funds by 2:00 p.m. Eastern time will be accepted at the price determined at 2:00 p.m. Eastern time. Orders placed and payments which are received or converted into federal funds after 2:00 p.m. and up to 5:00 p.m. will be accepted at the price determined at 5:00 p.m. In each case, shares purchased on or before 5:00 p.m. will receive the dividend declared on that business day. If your order is placed and payments are received in or converted into federal funds after 5:00 p.m. your shares will begin to accrue dividends on the following business day. Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

          It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

REDEMPTION OF SHARES

          You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Fund shares are redeemed. It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions. Transmission of wires for redemption proceeds and eligibility with respect to dividends declared on the day of redemption are as follows (all times are Eastern time):






WILMINGTON TAX-EXEMPT MONEY MARKET FUND
                                                                    Receipt of Redemption
                                                                       Request by Fund
                                                  ----------------------------------------------------
                                                            On or Before                      After
                                                             12:00 Noon                    12:00 Noon
                                                  --------------------------------------- ------------
On What Day Will My Redemption Proceeds                         Same                           Next
Normally Be Wired to My Account?                            Business Day                  Business Day
Will I Be Eligible to Receive the Day's Dividend?                 No                           Yes

WILMINGTON PRIME MONEY MARKET FUND AND
WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND
                                                    Receipt of Redemption Request by Fund
                                  ------------------------------------------------------- ------------
                                  On or Before    After 2:00 P.M. and                         After
                                    2:00 P.M.       Up to 5:00 P.M.                         5:00 P.M.
                                  --------------- --------------------------------------- ------------
On What Day Will My Redemption
  Proceeds Normally Be Wired          Same                Next                                 Next
  to My Account?                  Business Day       Business Day                         Business Day
Will I Be Eligible to Receive the
  Day's Dividend?                       No                 No                                  Yes



          If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

          By Mail: If you redeem your shares by mail, you must submit written instructions accompanied with a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program
(MSP). Signature guarantees that are not part of these programs will not be accepted.

          Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:




Regular Mail:                           Overnight Mail:
-------------                           ---------------
Wilmington Money Market Funds           Wilmington Money Market Funds
c/o BNY Mellon Investment               c/o BNY Mellon Investment
   Servicing (US) Inc.                     Servicing (US) Inc.
P.O. Box 9828                           101 Sabin Street
Providence, RI 02940                    Pawtucket, RI 02860-1427

          By Telephone: If you prefer to redeem your shares by telephone you may elect to do so. However there are risks. The Funds have implemented certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

          By Check: You may use the checkwriting option to redeem Fund shares by drawing a check for $500 or more against a Fund account. When the check is presented for payment, a sufficient number of shares will be redeemed from your account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Fund shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the checkwriting procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "nonsufficient funds" and other returned checks. These charges will be paid by automatically redeeming an appropriate number of Fund shares. Each Fund and the transfer agent reserve the right to terminate or alter the checkwriting service at any time. The transfer agent also reserves the right to impose a service charge in connection with the checkwriting service. If you are interested in the checkwriting service, contact the transfer agent for further information. This service is generally not available for clients of Wilmington Trust through their trust or corporate cash management accounts, since it is already provided for these customers through Wilmington Trust. The service may also not be available for financial intermediary clients who are provided a similar service by those organizations.

          Additional Information Regarding Redemptions: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days when the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Fund shareholders. Other events could cause a delay as well.

          Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

          In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares.


          If the shares to be redeemed represent a recent investment made by a check, each Fund reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days from the purchase date). The Fund reserves the right to redeem in-kind.


          Small Accounts: For Institutional Shares, if the value of your Fund account falls below $2,500,000, the Fund may ask you to increase your balance. If after 60 days the account value is still below $2,500,000, your account may be closed and the proceeds sent to you. For W Shares and Service Shares, if the value of your Fund account falls below $500, the Fund may ask you to increase your balance. If after 60 days the account value is still below $500, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below the applicable minimum amount solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for trustees, directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

FREQUENT PURCHASES AND REDEMPTIONS


          Money market funds, such as the Funds, generally are used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although the Trust discourages excessive trading and other abusive trading practices, it has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of the Funds' shares. The Trust also believes that money market funds, such as the Funds, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the Funds' shares could increase the Funds' transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the Funds, which could detract from their performance. Accordingly, the Funds reserve the right to refuse any purchase or exchange request. Other Wilmington Funds that are not money market mutual funds have adopted policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds which may apply to exchanges from or into the Funds. If you plan to exchange your Fund shares for shares of another Wilmington Fund, please read the prospectus of that other fund for more information. Prospectuses for the other Wilmington Funds may be obtained, free of charge, on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970.


EXCHANGE OF SHARES

          You may exchange all or a portion of your Institutional shares in a Fund for Institutional Shares of the following funds ("Wilmington Funds"):

          Wilmington Aggressive Asset Allocation Fund
          Wilmington Conservative Asset Allocation Fund
          Wilmington Prime Money Market Fund
          Wilmington U.S. Government Money Market Fund
          Wilmington Tax-Exempt Money Market Fund
          Wilmington Short/Intermediate-Term Bond Fund
          Wilmington Broad Market Bond Fund
          Wilmington Municipal Bond Fund
          Wilmington Large-Cap Strategy Fund
          Wilmington Small-Cap Strategy Fund
          Wilmington Multi-Manager International Fund
          Wilmington Multi-Manager Real Asset Fund

     You may exchange all or a portion of your W shares in a Fund for W Shares of the following funds:

          Wilmington Prime Money Market Fund
          Wilmington U.S. Government Money Market Fund
          Wilmington Tax-Exempt Money Market Fund

     You may exchange all or a portion of your Service Shares in a Fund for Service Shares of the following funds:

          Wilmington Prime Money Market Fund
          Wilmington U.S. Government Money Market Fund




          Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax consequences of exchanging your shares in a Fund for Shares of a different Fund.

          Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $500 in a shareholder's account.

          Prospectuses of the other Wilmington Funds may be obtained, free of charge, on the Funds' website at http://www.wilmingtonfunds.com or by calling
(800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

DISTRIBUTIONS

          Distributions from the net investment income of each Fund are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Fund will be distributed annually.

          All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES




          The Funds intend to qualify annually to be treated as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Funds will not be subject to federal income taxes on the earnings the Funds distribute to shareholders provided they satisfy certain requirements and restrictions of the IRC. If for any taxable year a Fund fails to qualify as a regulated investment company, it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35% for 2010. Also, all distributions from earnings and profits (as determined under federal income tax principles) to you will be taxable as ordinary dividend income. A Fund's distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. Each Fund will notify you following the end of the calendar year of the amount and character of dividends and other distributions paid that year.



          Dividend distributions by the Tax-Exempt Money Market Fund of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Tax-Exempt Money Market Fund intends to distribute income that is exempt from federal income tax, though it may invest a portion of its assets in securities that generate taxable income.

          With respect to each Fund, you will not recognize any gain or loss on the sale (redemption) or exchange of its shares so long as it maintains a stable price of $1.00 a share. In all other events, it is a taxable event for you if you sell or exchange shares of any Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.




          Medicare Contribution Tax. Beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends, and capital gains. If applicable, the tax will be imposed on the lesser of your (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).



          Backup Withholding: A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

          State and Local Income. Taxes: Income exempt from federal income tax may be subject to state and local income tax. You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have additional different consequences from those of the federal income tax law.



          This section is only a summary of some important U.S. federal income tax considerations that may affect your investment in a Fund. More information regarding these considerations appears in the Funds' SAI. You are urged and advised to consult your own tax adviser regarding the effects of an investment in a Fund on your tax situation.

DISTRIBUTION AND SERVICE ARRANGEMENTS

          Professional Funds Distributor, LLC (the "Distributor") manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

DISTRIBUTION FEES

          The Service Shares of the Funds have a distribution plan under Rule 12b-1 that allows the Funds to pay a fee to the Distributor for the sale and distribution of Service Shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. While the distribution plan provides for a maximum distribution fee of 0.25% of each Fund's average daily net assets, the Trustees have authorized payments of up to 0.10% of each Fund's daily net assets.

SHAREHOLDER SERVICE FEES

          The Board of Trustees has adopted a shareholder service plan authorizing each Fund to pay service providers an annual fee not exceeding 0.25% of a Fund's average daily net assets of the W Shares and Service Shares to compensate service providers who maintain a service relationship. Service activities provided under this plan include: (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders. While the Shareholder Service Plan provides for payments of up to 0.25% per annum of the average net assets of each Fund's W Shares and Service Shares, the Board of Trustees has authorized annual payments of up to 0.15% of the average daily net assets of each Fund's W Shares and Service Shares.

SHARE CLASSES

          The Funds issue Institutional and W Shares. The Prime Money Market Fund and the U.S. Government Money Market Fund also issue Service Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Service Shares are offered to investors who use a financial intermediary to process transactions and pay a Rule 12b-1 distribution fee and a shareholder service fee. Any investor may purchase W Shares which are subject to a shareholder service fee.

FINANCIAL HIGHLIGHTS

          The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single Institutional Share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970.

PRIME MONEY MARKET FUND -- INSTITUTIONAL SHARES
                                                               FOR THE FISCAL YEARS ENDED JUNE 30,
                                                          -------------------------------------------------
                                                          2010     2009       2008       2007       2006

NET ASSET VALUE -- BEGINNING
     OF YEAR ...........................................  $ 1.00 $  1.00  $    1.00  $    1.00     $    1.00
                                                          ------ -------  ---------  ---------     ---------
INVESTMENT OPERATIONS:
     Net investment income ..............................  --(2)    0.01       0.04       0.05          0.04
                                                          ------ -------  ---------  ---------     ---------
DISTRIBUTIONS:
     From net investment income .........................  --(2)   (0.01)     (0.04)     (0.05)        (0.04)
                                                          ------ -------  ---------  ---------     ---------
NET ASSET VALUE -- END OF YEAR                            $ 1.00 $  1.00  $    1.00  $    1.00     $    1.00
                                                          ====== =======  =========  =========     =========
TOTAL RETURN                                               0.01%   1.14%      4.08%      5.05%         3.82%

RATIOS (TO AVERAGE NET ASSETS)/
     SUPPLEMENTAL DATA:(1)
     Expenses:
        Including expense
          limitations .................................... 0.36%  0.43%    0.40%      0.41%         0.51%
        Excluding expense
          limitations .................................... 0.43%  0.43%    0.40%      0.41%         0.51%

     Net investment income ............................... 0.01%  0.66%    4.24%      4.94%         3.70%

Net assets at the end of year
     (000 omitted) ....................................... $37,435 $132,721 $24,591   $24,400       $11,986

(1) Prior to June 23, 2006, the Institutional Shares were known as the Investor Shares and were subject to a Rule 12b- 1 distribution fee.
(2) Less than $0.01 per share.

PRIME MONEY MARKET FUND -- W SHARES

                                          FOR THE FISCAL YEARS ENDED JUNE 30,
                                   ----------------------------------------------------
                                                                        FOR THE PERIOD
                                                                          OCTOBER 2,
                                                                        2006(1) THROUGH
                                    2010    2009         2008           JUNE 30, 2007
                                    ---- ------------ ----------------- ----------------
NET ASSET VALUE -- BEGINNING
     OF PERIOD ................... $1.00    $  1.00      $  1.00               $  1.00
                                    ----     -------      -------               -------
INVESTMENT OPERATIONS:
     Net investment income .....    --(2)       0.01         0.04                  0.04
                                    ----     -------      -------               -------
DISTRIBUTIONS:
     From net investment income     --(2)      (0.01)       (0.04)                (0.04)
                                    ----     -------      -------               -------
NET ASSET VALUE -- END OF PERIOD.   $1.00    $  1.00      $  1.00               $  1.00
                                    =====    =======      =======               =======

TOTAL RETURN ...................    0.01%      0.99%        3.92%               3.63%**

RATIOS (TO AVERAGE NET ASSETS)/
     SUPPLEMENTAL DATA:
     Expenses:
        Including expense
          limitations ..........    0.34%     0.58%        0.55%                0.56%*
        Excluding expense
          limitations ..........    0.58%     0.58%        0.55%                0.56%*

     Net investment income .....    0.01%     1.01%        3.72%                4.80%*

Net assets at the end of year
     (000 omitted) .............    $1,313,361 $1,586,430  $2,046,730           $1,403,380

(*)  Annualized
(**) Not annualized
(1)  Commencement of operations
(2)  Less than $0.01 per share.

PRIME MONEY MARKET FUND -- SERVICE SHARES
                                                              FOR THE FISCAL YEARS ENDED JUNE 30,
                                                    -------------------------------------------------------
                                                    2010     2009      2008       2007          2006
                                                    ----     ----      ----       ----          ----
NET ASSET VALUE -- BEGINNING
     OF YEAR ..............................         $1.00  $ 1.00    $  1.00    $  1.00        $  1.00
                                                    ----- -------    -------    -------        -------
INVESTMENT OPERATIONS:
     Net investment income ................         --(1)    0.01       0.04       0.05           0.04
                                                    ----  -------    -------    -------        -------
DISTRIBUTIONS:
     From net investment income ...........         --(1)   (0.01)     (0.04)     (0.05)          (0.04)
                                                    ----  -------    -------    -------         -------
NET ASSET VALUE -- END OF YEAR ...........          $1.00  $ 1.00    $  1.00    $  1.00         $  1.00
                                                    ===== =======    =======    =======         =======

TOTAL RETURN .............................          0.01%   0.67%      3.82%      4.79%           3.63%

RATIOS (TO AVERAGE NET ASSETS)/
     SUPPLEMENTAL DATA:(1)
     Expenses:
        Including expense
          limitations ...................           0.34%   0.67%      0.65%      0.67%           0.69%
        Excluding expense
          limitations ...................           0.68%   0.68%      0.65%      0.67%           0.69%

     Net investment income ..............           0.01%   0.98%      3.72%      4.68%           3.61%

Net assets at the end of year
     (000 omitted) ......................       $1,121,259  $1,242,322 $1,898,587 $1,692,102     $2,664,251

(1) Less than $0.01 per share.

U.S. GOVERNMENT MONEY MARKET FUND -- INSTITUTIONAL SHARES

                                                             FOR THE FISCAL YEARS ENDED JUNE 30,
                                                        --------------------------------------------------
                                                        2010     2009      2008        2007          2006
                                                        ----     ----      ----        ----          ----
NET ASSET VALUE -- BEGINNING
     OF YEAR .................................          $1.00  $  1.00    $  1.00  $    1.00     $    1.00
                                                        -----  -------    -------  ---------     ---------
INVESTMENT OPERATIONS:
     Net investment income ...................          --(2)     0.01       0.04       0.05          0.04
                                                        -----  -------    -------  ---------     ---------
DISTRIBUTIONS:
     From net investment income ..............          --(2)    (0.01)     (0.04)     (0.05)        (0.04)
                                                        -----  -------    -------  ---------     ---------
NET ASSET VALUE -- END OF YEAR ...............          $1.00  $  1.00    $  1.00  $    1.00     $    1.00
                                                        =====  =======    =======  =========     =========

TOTAL RETURN                                            0.01%    0.88%      3.61%      4.92%         3.66%

RATIOS (TO AVERAGE NET ASSETS)/
     SUPPLEMENTAL DATA:(1)
     Expenses:
        Including expense
          limitations .......................           0.24%   0.42%      0.47%    0.49%         0.61%
        Excluding expense
          limitations .......................           0.46%   0.44%      0.47%    0.49%         0.61%

     Net investment income ..................           0.01%   0.79%      3.12%    4.79%         3.58%

Net assets at the end of year
     (000 omitted) ..........................          $84,967  $429,272   $126,574   $ 333       $ 3,480

(1) Prior to June 23, 2006, the Institutional Shares were known as the Investor Shares and were subject to a Rule 12b- 1 distribution fee.
(2) Less than $0.01 per share.

U.S. GOVERNMENT MONEY MARKET FUND -- W SHARES
                                                                              FOR THE FISCAL YEARS ENDED JUNE 30,
                                                                       ----------------------------------------------
                                                                                                             FOR THE
                                                                                                             PERIOD
                                                                                                           OCTOBER 2,
                                                                                                              2006(1)
                                                                                                             THROUGH
                                                                                                             JUNE 30,
                                                                        2010       2009        2008            2007
                                                                        ----       ----        ----          ---------
NET ASSET VALUE -- BEGINNING
     OF PERIOD ..............................................           $1.00    $  1.00    $  1.00           $  1.00
                                                                        -----    -------    -------           -------
INVESTMENT OPERATIONS:
     Net investment income ................................             --(2)       0.01       0.03              0.03
                                                                        -----    -------    -------           -------
DISTRIBUTIONS:
     From net investment income ...........................             --(2)      (0.01)     (0.03)            (0.03)
                                                                        -----    -------    -------           -------
Net Asset Value -- End of Period ............................           $1.00    $  1.00    $  1.00           $  1.00
                                                                        =====    =======    =======           =======

TOTAL RETURN ..............................................              0.01%    0.76%      3.46%            3.53%**

RATIOS (TO AVERAGE NET ASSETS)/
     SUPPLEMENTAL DATA:
     Expenses:
        Including expense
          limitations .....................................              0.24%    0.54%      0.62%           0.65%*
        Excluding expense
          limitations .....................................              0.61%    0.59%      0.62%           0.65%*

     Net investment income ................................              0.01%    0.56%      3.26%           4.68%*

Net assets at the end of year
     (000 omitted) ........................................           $723,255  $1,212,298  $448,047        $224,341

(*) Annualized
(**) Not annualized
(1) Commencement of operations.
(2) Less than $0.01 per share.

U.S. GOVERNMENT MONEY MARKET FUND -- SERVICE SHARES
                                                               FOR THE FISCAL YEARS ENDED JUNE 30,
                                                       -----------------------------------------------------
                                                       2010     2009        2008        2007           2006
                                                       ----     ----        ----        ----           ----
NET ASSET VALUE -- BEGINNING
     OF YEAR ....................................      $1.00  $  1.00      $  1.00    $  1.00        $  1.00
                                                       -----  -------      -------    -------        -------
INVESTMENT OPERATIONS:
     Net investment income ......................      --(1)     0.01         0.03       0.05           0.03
                                                       -----  -------      -------    -------        -------
DISTRIBUTIONS:
     From net investment income .................      --(1)    (0.01)       (0.03)     (0.05)         (0.03)
                                                       -----  -------      -------    -------        -------
NET ASSET VALUE -- END OF YEAR ..................      $1.00  $  1.00      $  1.00    $  1.00        $  1.00
                                                       =====   =======      =======    =======        =======

TOTAL RETURN ....................................      0.01%     0.69%         3.36%     4.66%          3.49%

RATIOS (TO AVERAGE NET ASSETS)/
     SUPPLEMENTAL DATA:
     Expenses:
        Including expense
          limitations ...........................      0.24%     0.62%        0.72%      0.75%          0.77%
        Excluding expense
          limitations ...........................      0.71%     0.69%        0.72%      0.75%          0.77%

     Net investment income ......................      0.01%     0.72%        3.26%      4.56%          3.45%

Net assets at the end of year
     (000 omitted) ..............................    $885,038  $794,977   $1,108,117   $616,113       $875,906

(1) Less than $0.01 per share.

TAX-EXEMPT MONEY MARKET FUND -- INSTITUTIONAL SHARES
                                                               FOR THE FISCAL YEARS ENDED JUNE 30,
                                                          --------------------------------------------------
                                                          2010     2009       2008       2007           2006
                                                          ----     ----       ----       ----           ----
NET ASSET VALUE -- BEGINNING
     OF YEAR ......................................       $1.00 $   1.00  $    1.00  $    1.00     $    1.00
                                                          ----- --------  ---------  ---------     ---------
INVESTMENT OPERATIONS:
     Net investment income ........................       --(2)     0.01       0.02       0.03          0.02
                                                          ----- --------  ---------  ---------     ---------
DISTRIBUTIONS:
     From net investment income ...................       --(2)    (0.01)     (0.02)     (0.03)        (0.02)
                                                          ----- --------  ---------  ---------     ---------
NET ASSET VALUE -- END OF YEAR ....................       $1.00 $   1.00  $    1.00  $    1.00     $    1.00
                                                          ===== ========  =========  =========     =========

TOTAL RETURN ......................................       0.01%    0.75%      2.36%      3.14%         2.39%

RATIOS (TO AVERAGE NET ASSETS)/
     SUPPLEMENTAL DATA:(1)
     Expenses:
        Including expense
          limitations ............................        0.32%  0.53%     0.51%      0.52%         0.63%
        Excluding expense
          limitations ............................        0.54%  0.54%     0.51%      0.52%         0.63%

     Net investment income .......................        0.01%  0.61%     1.86%      3.06%         2.30%

Net assets at the end of year
     (000 omitted) ...............................       $  234 $ 1,696   $1,493     $ 793         $13,210

(1) Prior to June 23, 2006, the Institutional Shares were known as the Investor Shares and were subject to a Rule 12b- 1 distribution fee.
(2) Less than $0.01 per share.

TAX-EXEMPT MONEY MARKET FUND -- W SHARES(1)
                                                               FOR THE FISCAL YEARS ENDED JUNE 30,
                                                         ---------------------------------------------------
                                                         2010     2009       2008       2007           2006

NET ASSET VALUE -- BEGINNING
     OF YEAR ...................................         $1.00   $  1.00    $  1.00    $  1.00        $  1.00
                                                         -----   -------    -------    -------        -------
INVESTMENT OPERATIONS:
     Net investment income                               --(2)     0.01       0.02       0.03           0.02
.................................................         -----  -------    -------    -------        -------
DISTRIBUTIONS:
     From net investment income ................         --(2)    (0.01)     (0.02)     (0.03)         (0.02)
                                                         -----  -------    -------    -------        -------
NET ASSET VALUE -- END OF YEAR .................         $1.00  $  1.00    $  1.00    $  1.00        $  1.00
                                                         =====  =======    =======    =======        =======

TOTAL RETURN ...................................          0.01%   0.62%      2.21%      2.96%          2.23%

RATIOS (TO AVERAGE NET ASSETS)/
     SUPPLEMENTAL DATA:
     Expenses:
        Including expense
          limitations ...........................         0.32%  0.66%      0.66%      0.69%          0.78%
        Excluding expense
          limitations ...........................         0.69%  0.68%      0.66%      0.69%          0.78%

     Net investment income ......................         0.01%  0.64%      2.12%      2.92%          2.23%

Net assets at the end of year
     (000 omitted) ..............................       $293,274 $373,430   $492,379   $403,631       $418,447

(1) Formerly Service Shares. Service Shares were redesignated as W Shares effective September 12, 2006.
(2) Less than $0.01 per share.

FOR MORE INFORMATION

          FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

          Annual/Semi-Annual Reports: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds' portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

          Statement of Additional Information (SAI): The SAI provides additional technical and legal descriptions of each Fund's policies, investment restrictions, risks, and business structure, including a description of the Fund's policies and procedures with respect to the disclosure of the Fund's securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

          Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

          WT Mutual Fund
          c/o BNY Mellon Investment Servicing (US) Inc.
          101 Sabin Street
          Pawtucket, RI 02860-1427
          (800) 336-9970
          9:00 a.m. to 5:00 p.m., Eastern time

          The Funds' SAI, annual and semi-reports are accessible, free of charge, on the Funds' website at http://www.wilmingtonfunds.com. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-1520. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 551-8090.

          FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 336-9970.

The investment company registration number is 811-08648.

                                                   Filed pursuant to Rule 497(c)
                                                     1933 Act File No. 033-84762

                  WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND

                         Institutional Shares      A Shares
                                  WSIIX              WSIBX


                       WILMINGTON BROAD MARKET BOND FUND

                         Institutional Shares      A Shares

                                  WBRIX             WBRBX


                         WILMINGTON MUNICIPAL BOND FUND

                         Institutional Shares      A Shares

                                  WTAIX              WTABX


                               of WT Mutual Fund
--------------------------------------------------------------------------------
                       PROSPECTUS DATED NOVEMBER 1, 2010

          This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

          These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND SUMMARY .................2
WILMINGTON BROAD MARKET BOND FUND SUMMARY ............................6
WILMINGTON MUNICIPAL BOND FUND SUMMARY ..............................10
MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES,
 STRATEGIES AND RISKS ...............................................14
     INVESTMENT OBJECTIVE ...........................................14
     PRINCIPAL INVESTMENT STRATEGIES ................................14
     FUND COMPOSITION ...............................................14
     PRINCIPAL RISKS OF THE FUNDS ...................................16
MANAGEMENT OF THE FUNDS .............................................19
     INVESTMENT ADVISER .............................................19
     FUND MANAGERS ..................................................20
     SERVICE PROVIDERS ..............................................21
SHAREHOLDER INFORMATION .............................................22
     PRICING OF SHARES ..............................................22
     SHARE CLASSES ..................................................22
     PURCHASE OF SHARES .............................................22
     SALES CHARGE REDUCTIONS AND WAIVERS ............................23
     REDEMPTION OF SHARES ...........................................25
     EXCHANGE OF SHARES .............................................27
     DISTRIBUTIONS ..................................................28
     TAXES ..........................................................28
     DISTRIBUTION ARRANGEMENTS ......................................30
     ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES ............30
     FINANCIAL HIGHLIGHTS ...........................................31
FOR MORE INFORMATION ................................................37

WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek a high total return, consistent with high current income.

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in A Shares of the Wilmington Funds. More information about these and other discounts is available from your financial professional and in the section "Purchase of Shares" on page 22 of the Fund's Prospectus.

Shareholder Fees                                             Institutional
(fees paid directly from your investment):                      Shares     A Shares
Maximum Sales Charge (Load) Imposed on Purchases                 None       2.00%
(as a % of offering price)
Redemption Fee (as a percentage of amount redeemed within 60    1.00%       1.00%
days of purchase)
Annual Fund Operating Expenses
(expenses that you pay each year as a % of the               Institutional
value of your investment):                                      Shares     A Shares
Management Fees                                                 0.35%       0.35%
Distribution (12b-1) and/or Service Fees                         None       0.25%
Other Expenses                                                  0.23%       0.23%
Total Annual Fund Operating Expenses                            0.58%       0.83%


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                     1 Year 3 Years 5 Years 10 Years
-------------------- ------ ------- ------- --------
Institutional Shares  $59    $186    $324     $726
-------------------- ------ ------- ------- --------
A Shares              $283   $460    $651    $1,205
-------------------- ------ ------- ------- --------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes if Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 47% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund invests at least 85% of its total assets in various types of investment grade fixed income securities. Investment grade fixed income securities include securities rated in the top four categories by a rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or if unrated, determined by the investment adviser to be of comparable quality. The Fund may invest up to 15% of its assets in high yield bonds (also known as junk bonds) and preferred stocks, and up to 10% of its assets in investment grade fixed income securities of foreign issuers. As a fundamental policy, the Fund will maintain a short-to-intermediate (2 1/2 to 4 years) average dollar-weighted duration.

As part of its principal investment strategy, the Fund may invest in bank obligations; corporate bonds, notes and commercial paper; high yield bonds; mortgage-backed securities; municipal securities; obligations issued by supranational agencies; preferred stock; and U.S. government obligations. The mortgage-backed securities in which the Fund will invest as part of its principal investment strategy are issued or guaranteed by the U.S. Government, U.S. Government agencies, such as the Government National Mortgage Association ("Ginnie Mae") or by U.S. Government-sponsored enterprises, such as the Federal National Mortgage Association ("Fannie Mae") or the Federal Home Loan Mortgage Corporation ("Freddie Mac"). As part of the Fund's non-principal investment strategy the Fund may invest in mortgage-backed securities issued by nongovernmental entities and other asset-backed securities.

The investment adviser may purchase securities based upon their yield (the income earned by the security) or their potential capital appreciation (the potential increase in the security's value) or both. The investment adviser may sell securities in anticipation of market declines, credit downgrades or to purchase other fixed income securities that the investment adviser believes will perform better.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day-to-day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by Federal Deposit Insurance Corporation or any other governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to the principal risks described below.

     o Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

     o Foreign Securities Risk: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

     o Government Obligations Risk: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U. S. Treasury or the U. S. Government.

     o High Yield Bond Risks: High yield bonds are subject to the risks normally associated with investing in fixed income securities. However, high yield bonds (also known as junk bonds) are generally considered more risky than investment grade, fixed income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds.

     o Interest Rate Risk: The risk of market losses attributable to changes in interest rates. With fixed rate securities, a rise in interest rates typically causes a fall in values. The yield earned by the Fund will vary with changes in interest rates. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. Generally, the longer the Fund's duration, the more sensitive the Fund will be to changes in interest rates.

     o Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

     o Mortgage-Backed Securities Risk: The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. Ginnie Mae securities also are supported by the right of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

     o Opportunity Risk: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

     o Preferred Stock Risk: The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions.

     o Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

     o Rating Agency Risk: Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality.

RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing:

     o    changes in the Fund's performance from year-to-year; and

     o how the Fund's average annual returns for one year, five year and ten year periods compared to those of a broad measure of market performance.

The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at wilmingtonfunds.com and/or by calling the Fund toll-free at 800.336.9970.

The annual returns in the bar chart are for the Fund's Institutional Shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.

Annual Total Returns for the Past 10 Calendar Years


[BAR CHART OMITTED]

Calendar Year Percent
------------- -------
2000          9.71%
------------- -------
2001          8.40%
------------- -------
2002          9.18%
------------- -------
2003          3.81%
------------- -------
2004          2.81%
------------- -------
2005          1.33%
------------- -------
2006          4.34%
------------- -------
2007          6.47%
------------- -------
2008          7.12%
------------- -------
2009          6.58%
------------- -------


Calendar Year-to-Date Total Return as of September 30, 2010: 7.71%

During the periods shown in the bar chart, the Fund's best quarter was up 6.35% (quarter ended December 31, 2008) and the Fund's worst quarter was down -2.37% (quarter ended June 30, 2004).

After-tax returns are shown only for Institutional Shares and after-tax returns for A Shares will vary.


Average Annual Total Returns
(for the periods ended December 31, 2009)                                 1 Year 5 Years 10 Years
------------------------------------------------------------------------- ------ ------- --------
Institutional Shares Return Before Taxes                                  6.58%  5.15%    5.94%
------------------------------------------------------------------------- ------ ------- --------
Institutional Shares Return After Taxes on Distributions(1)               4.79%  3.53%    4.12%
------------------------------------------------------------------------- ------ ------- --------
Institutional Shares Return After Taxes on Distributions and Sale of Fund
Shares(1)                                                                 4.39%  3.45%    4.01%
------------------------------------------------------------------------- ------ ------- --------
A Shares Return Before Taxes(2)                                           4.22%  4.46%     N/A
------------------------------------------------------------------------- ------ ------- --------
Barclays Capital U.S. Intermediate Government/Credit Index (reflects no
deduction for fees, expenses or taxes)                                    5.24%  4.66%    5.93%
------------------------------------------------------------------------- ------ ------- --------
BofA Merrill Lynch 1-10 Year U.S. Treasury Index (reflects no deduction
for fees, expenses or taxes)                                              -1.41% 4.68%    5.45%
------------------------------------------------------------------------- ------ ------- --------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) From inception of the Fund's A Shares on October 7, 2003, through December 31, 2009, the average annual total return was 3.98% for the A Shares. For the period October 31, 2003, through December 31, 2009, the average annual total return for the Barclays Capital U.S. Intermediate Government/Credit Index was 4.43%, and for the BofA Merrill Lynch 1-10 year U.S. Treasury Index the return was 4.23%.


MANAGEMENT

Investment Adviser/Sub-Adviser

Rodney Square Management Corporation ("RSMC") is the investment adviser for the Fund. Wilmington Trust Investment Management, LLC ("WTIM") is sub-adviser for the Fund.

Portfolio Managers

The following table lists the persons responsible for the day-to-day management of the Fund's portfolio:


Name                          Length of Service                 Title
--------------------------------------------------------------------------------
Clayton M. Albright, III      Portfolio Manager of the Fund     Vice President, Portfolio
                              since 1992.                       Manager and Managing
                                                                Director, Economic
                                                                Research
--------------------------------------------------------------------------------
Dominick J. D'Eramo, CFA      Portfolio Manager of the Fund     Vice President, Senior
                              since 1996.                       Portfolio Manager
                                                                and Director of
                                                                Institutional Fixed
                                                                Income
--------------------------------------------------------------------------------
Randy H. Vogel, CFA           Portfolio Manager of  the Fund    Senior Credit
                              since 2008.                       Analyst and
                                                                Portfolio Manager
--------------------------------------------------------------------------------

PURCHASE AND SALE OF SHARES

Purchase Minimums             Initial                           Subsequent
--------------------------------------------------------------------------------
Institutional Shares          $500,000                          None
--------------------------------------------------------------------------------
A Shares                      $1,000                            None


You may purchase and sell (redeem) your shares each day the New York Stock Exchange is open. You may purchase and sell your shares through your financial intermediary or by mail (Wilmington Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9828, Providence, RI, 02940) or telephone (800.336.9970) .

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan. Your withdrawals from a retirement plan may be subject to federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

WILMINGTON BROAD MARKET BOND FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek a high total return, consistent with high current income.

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in A Shares of the Wilmington Funds. More information about these and other discounts is available from your financial professional and in the section "Purchase of Shares" on page 22 of the Fund's Prospectus.

Shareholder Fees
(fees paid directly from your investment):                   Institutional Shares A Shares
Maximum Sales Charge (Load) Imposed on Purchases                     None          2.00%
(as a % of offering price)
Redemption Fee (as a percentage of amount redeemed within 60         1.00%         1.00%
days of purchase)
Annual Fund Operating Expenses
(expenses that you pay each year as a % of the
value of your investment):                                   Institutional Shares A Shares
Management Fees                                                      0.35%         0.35%
Distribution (12b-1) and/or Service Fees                             None          0.25%
Other Expenses                                                       0.37%         0.37%
Total Annual Fund Operating Expenses                                 0.72%         0.97%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                     1 Year 3 Years 5 Years 10 Years
-------------------- ------ ------- ------- --------
Institutional Shares  $74    $230    $401     $894
-------------------- ------ ------- ------- --------
A Shares              $297   $503    $726    $1,366
-------------------- ------ ------- ------- --------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes if Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 43% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund invests at least 80% of its total assets in various types of investment grade fixed income securities. Investment grade fixed income securities include securities rated in the top four categories by a rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or if unrated, determined by the investment adviser to be of comparable quality. The Fund may invest up to 20% of its assets in high yield bonds and preferred stocks, and up to 10% of its assets in investment grade fixed income securities of foreign issuers. As a fundamental policy, the Fund will maintain an intermediate (4 to 7 years) average dollar-weighted duration.

As part of its principal investment strategy, the Fund may invest in bank obligations; corporate bonds, notes and commercial paper; high yield bonds; mortgage-backed securities; municipal securities; obligations issued by supranational agencies; preferred stock; and U.S. government obligations. The mortgage-backed securities in which the Fund will invest as part of its principal investment strategy are issued or guaranteed by the U.S. Government, U.S. Government agencies, such as the Government National Mortgage Association ("Ginnie Mae") or by U.S. Government-sponsored enterprises, such as the Federal National Mortgage Association ("Fannie Mae") or the Federal Home Loan Mortgage Corporation ("Freddie Mac"). As part of the Fund's non-principal investment strategy the Fund may invest in mortgage-backed securities issued by nongovernmental entities and other asset-backed securities.

The investment adviser may purchase securities based upon their yield (the income earned by the security) or their potential capital appreciation (the potential increase in the security's value) or both. The investment adviser may sell securities in anticipation of market declines, credit downgrades or to purchase other fixed income securities that the investment adviser believes will perform better.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment may fluctuate significantly from day-to-day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by Federal Deposit Insurance Corporation or any other governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to the principal risks described below.

     o Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

     o Foreign Securities Risk: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

     o Government Obligations Risk: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U. S. Treasury or the U. S. Government.

     o High Yield Bond Risks: High yield bonds are subject to the risks normally associated with investing in fixed income securities. However, high yield bonds (also known as junk bonds) are generally considered more risky than investment grade, fixed income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds.

     o Interest Rate Risk: The risk of market losses attributable to changes in interest rates. With fixed rate securities, a rise in interest rates typically causes a fall in values. The yield earned by the Fund will vary with changes in interest rates. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. Generally, the longer the Fund's duration, the more sensitive the Fund will be to changes in interest rates.

     o Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

     o Mortgage-Backed Securities Risk: The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. Ginnie Mae securities also are supported by the right of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

     o Opportunity Risk: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

     o Preferred Stock Risk: The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions.

     o Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

     o Rating Agency Risk: Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality.

RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing:

     o    changes in the Fund's performance from year-to-year; and

     o how the Fund's average annual returns for one year, five year and ten year periods compared to those of a broad measure of market performance.

The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at wilmingtonfunds.com and/or by calling the Fund toll-free at 800.336.9970.

The annual returns in the bar chart are for the Fund's Institutional Shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.

Annual Total Returns for the Past 10 Calendar Years

[BAR CHART OMITTED

Calendar Year Percent
------------- -------
2000          11.91%
------------- -------
2001          7.94%
------------- -------
2002          9.67%
------------- -------
2003          4.16%
------------- -------
2004          3.74%
------------- -------
2005          2.07%
------------- -------
2006          4.62%
------------- -------
2007          6.29%
------------- -------
2008          6.65%
------------- -------
2009          7.04%
------------- -------


Calendar Year-to-Date Total Return as of September 30, 2010: 8.90%

During the periods shown in the bar chart, the Fund's best quarter was up 7.38% (quarter ended December 31, 2008) and the Fund's worst quarter was down -3.09% (quarter ended June 30, 2004).

After-tax returns are shown only for Institutional Shares and after-tax returns for A Shares will vary. The table reflects all applicable fees and sales charges.

Average Annual Total Returns
(for the periods ended December 31, 2009)                            1 Year 5 Years 10 Years
-------------------------------------------------------------------- ------ ------- --------
Institutional Shares Return Before Taxes                             7.04%  5.32%    6.37%
-------------------------------------------------------------------- ------ ------- --------
Institutional Shares Return After Taxes on Distributions(1)          4.87%  3.51%    4.38%
-------------------------------------------------------------------- ------ ------- --------
Institutional Shares Return After Taxes on Distributions and Sale of
Fund Shares(1)                                                       4.88%  3.51%    4.31%
-------------------------------------------------------------------- ------ ------- --------
A Shares Return Before Taxes(2)                                      4.73%    N/A     N/A
-------------------------------------------------------------------- ------ ------- --------
Barclays Capital U.S. Government/Credit Index (reflects no deduction
for fees, expenses or taxes)                                         4.52%  4.71%    6.34%
-------------------------------------------------------------------- ------ ------- --------
BofA Merrill Lynch U.S. Treasury Master Index (reflects no deduction
  for fees, expenses or taxes)                                       -3.72% 4.88%    6.13%
-------------------------------------------------------------------- ------ ------- --------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) From inception of the Fund's A Shares on December 20, 2005, through December 31, 2009, the average annual total return was 5.41% for the A Shares. For the period December 31, 2005, through December 31, 2009, the average annual total return for the Barclays Capital U.S.

 Government/Credit Index was 5.30%, and for the BofA Merrill Lynch U.S. Treasury Master Index the return was 5.41%.

MANAGEMENT

Investment Adviser/Sub-Adviser

Rodney Square Management Corporation ("RSMC") is the investment adviser for the Fund.

Wilmington Trust Investment Management, LLC ("WTIM") is sub-adviser for the Fund.

Portfolio Managers

The following table lists the persons responsible for the day-to-day management of the Fund's portfolio:

Name                          Length of Service                 Title
--------------------------------------------------------------------------------
Clayton M. Albright, III      Portfolio Manager of the Fund     Vice President, Portfolio
                              since 1992.                       Manager and Managing
                                                                Director, Economic
                                                                Research
--------------------------------------------------------------------------------
Dominick J. D'Eramo, CFA      Portfolio Manager of the Fund     Vice President, Senior
                              since 1996.                       Portfolio Manager and
                                                                Director of Institutional
                                                                Fixed Income
--------------------------------------------------------------------------------
Randy H. Vogel, CFA           Portfolio Manager of the Fund     Senior Credit
                              since 2008.                       Analyst and
                                                                Portfolio Manager
--------------------------------------------------------------------------------

PURCHASE AND SALE OF SHARES

Purchase Minimums        Initial                           Subsequent
--------------------------------------------------------------------------------
Institutional Shares     $500,000                          None
--------------------------------------------------------------------------------
A Shares                 $1,000                            None
--------------------------------------------------------------------------------

You may purchase and sell (redeem) your shares each day the New York Stock Exchange is open. You may purchase and sell your shares through your financial intermediary or by mail (Wilmington Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9828, Providence, RI, 02940) or telephone (800.336.9970) .

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan. Your withdrawals from a retirement plan may be subject to federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

WILMINGTON MUNICIPAL BOND FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund seeks a high level of income exempt from federal income tax, consistent with the preservation of capital.

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in A Shares of the Wilmington Funds. More information about these and other discounts is available from your financial professional and in the section "Purchase of Shares" on page 22 of the Fund's Prospectus.

Shareholder Fees                                             Institutional
(fees paid directly from your investment):                      Shares     A Shares
Maximum Sales Charge (Load) Imposed on Purchases                 None       2.00%
(as a % of offering price)
Redemption Fee (as a percentage of amount redeemed within 60    1.00%       1.00%
days of purchase)
Annual Fund Operating Expenses
(expenses that you pay each year as a % of the               Institutional
value of your investment):                                      Shares     A Shares
Management Fees                                                 0.35%       0.35%
Distribution (12b-1) and/or Service Fees                         None       0.25%
Other Expenses                                                  0.25%       0.25%
Acquired Fund Fees and Expenses                                 0.01%       0.01%
Total Annual Fund Operating Expenses                            0.61%       0.86%


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                     1 Year 3 Years 5 Years 10 Years
-------------------- ------ ------- ------- --------
Institutional Shares  $62    $195    $340     $762
-------------------- ------ ------- ------- --------
A Shares              $286   $469    $667    $1,240
-------------------- ------ ------- ------- --------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes if Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 44% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund invests at least 80% of its net assets in municipal securities that provide interest exempt from federal income tax. The Fund may invest up to 20% of its assets in other types of fixed income securities that provide income that is subject to federal income tax. The Fund invests in securities rated in the top four categories by a rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or if unrated, determined by the investment adviser to be of comparable quality. As a fundamental policy, the Fund will maintain an intermediate (4 to 8 years) average dollar-weighted duration.

The Fund may invest more than 25% of its assets in securities relating to one political subdivision, such as any state or U.S. territory. The Fund may focus its investments in sectors of the municipal securities market, such as healthcare or housing. There are no limitations on the Fund's investment in any one of the three general categories of municipal obligations: general obligation bonds, revenue (or special) obligation bonds and private activity bonds.

The investment adviser may purchase securities based upon their yield (the income earned by the security) or their potential capital appreciation (the potential increase in the security's value) or both. The investment adviser may sell securities in anticipation of market declines, credit downgrades or to purchase other fixed income securities that the investment adviser believes will perform better.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment may fluctuate significantly from day-to-day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by Federal Deposit Insurance Corporation or any other governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to the principal risks described below.

     o Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

     o Interest Rate Risk: The risk of market losses attributable to changes in interest rates. With fixed rate securities, a rise in interest rates typically causes a fall in values. The yield earned by the Fund will vary with changes in interest rates. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. Generally, the longer the Fund's duration, the more sensitive the Fund will be to changes in interest rates.

     o Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy.

     o Opportunity Risk: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

     o Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

     o Rating Agency Risk: Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality.

     o Sector Focus Risk: A fund that focuses its investments in the securities of a particular bond market sector (e.g., healthcare or housing) is subject to the risk that adverse circumstances will have a greater impact on the Fund than a fund that does not focus its investments. It is possible that economic, business or political developments or other changes affecting one security in the area of focus will affect other securities in that area of focus in the same manner, thereby increasing the risk of such investments.

     o Tax Risk: To the extent that the Fund invests in bonds that are subject to the alternative minimum tax ("AMT"), the income paid by the Fund may not be entirely tax-free to all investors. Investments in bonds subject to the AMT will not be counted towards the Fund's 80% investment policy.

RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing:

     o    changes in the Fund's performance from year-to-year; and

     o how the Fund's average annual returns for one year, five year and ten year periods compared to those of a broad measure of market performance.

The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at wilmingtonfunds.com and/or by calling the Fund toll-free at 800.336.9970.

The annual returns in the bar chart are for the Fund's Institutional Shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.

Annual Total Returns for the Past 10 Calendar Years



[BAR CHART OMITTED]

Calendar Year Percent
------------- -------
2000          8.47%
------------- -------
2001          4.38%
------------- -------
2002          7.92%
------------- -------
2003          3.45%
------------- -------
2004          2.22%
------------- -------
2005          1.53%
------------- -------
2006          3.80%
------------- -------
2007          4.19%
------------- -------
2008          -2.95%
------------- -------
2009          11.99%
------------- -------


Calendar Year-to-Date Total Return as of September 30, 2010: 7.11%

During the periods shown in the bar chart, the Fund's best quarter was up 5.48% (quarter ended September 30, 2009) and the Fund's worst quarter was down 2.95% (quarter ended September 30, 2008).

After-tax returns are shown only for Institutional Shares and after-tax returns for A Shares will vary.

Average Annual Total Returns
(for the periods ended December 31, 2009)                            1 Year 5 Years 10 Years
-------------------------------------------------------------------- ------ ------- --------
Institutional Shares Return Before Taxes                             11.99% 3.60%    4.43%
-------------------------------------------------------------------- ------ ------- --------
Institutional Shares Return After Taxes on Distributions(1)          11.95% 3.58%    4.40%
-------------------------------------------------------------------- ------ ------- --------
Institutional Shares Return After Taxes on Distributions and Sale of
Fund Shares(1)                                                       9.26%  3.58%    4.32%
-------------------------------------------------------------------- ------ ------- --------
A Shares Return Before Taxes(2)                                      9.44%    N/A     N/A
-------------------------------------------------------------------- ------ ------- --------
Barclays Capital Short/Intermediate Municipal Index (reflects no
deduction for fees, expenses or taxes)                               6.61%  4.24%    4.95%
-------------------------------------------------------------------- ------ ------- --------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) From inception of the Fund's A Shares on December 20, 2005, through December 31, 2009, the average annual total return was 3.42% for the A Shares. For the period December 31, 2005, through December 31, 2009, the average annual total return for the Barclays Capital U.S. Short/Intermediate Municipal Index was 4.94%.

MANAGEMENT

Investment Adviser/Sub-Adviser

Rodney Square Management Corporation ("RSMC") is the investment adviser for the Fund.

Wilmington Trust Investment Management, LLC ("WTIM") is sub-adviser for the Fund.

Portfolio Managers

The following table lists the persons responsible for the day-to-day management of the Fund's portfolio:


Name                          Length of Service                 Title
--------------------------------------------------------------------------------
Clayton M. Albright, III      Portfolio Manager of the Fund    Vice President,
                              since 2010.                      Portfolio Manager
                                                               and Managing
                                                               Director,
                                                               Economic Research
--------------------------------------------------------------------------------
Dominick J. D'Eramo, CFA      Portfolio Manager of the Fund    Vice President,
                              since 2010.                      Senior Portfolio
                                                               Manager and
                                                               Director of
                                                               Institutional
                                                               Fixed Income
--------------------------------------------------------------------------------
Robert F. Collins, CFA        Portfolio Manager of the Fund    Vice President
                              since 2010.                      and Director of
                                                               Tax-Exempt Fixed
                                                               Income
                                                               Investments
--------------------------------------------------------------------------------

PURCHASE AND SALE OF SHARES

Purchase Minimums        Initial                           Subsequent
--------------------------------------------------------------------------------
Institutional Shares     $500,000                          None
--------------------------------------------------------------------------------
A Shares                 $1,000                             None
--------------------------------------------------------------------------------

You may purchase and sell (redeem) your shares each day the New York Stock Exchange is open. You may purchase and sell your shares through your financial intermediary or by mail (Wilmington Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9828, Providence, RI, 02940) or telephone (800.336.9970) .

TAX INFORMATION

The Fund's distributions may be taxable as ordinary income or capital gain. A majority of the income dividends that you receive from the Fund are expected to be exempt from federal and state income taxes. However, a portion of the Fund's distributions may be subject to federal, state, and local income taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

 MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

          The Wilmington Short/Intermediate-Term Bond Fund ("Short/Intermediate Bond Fund") and the Wilmington Broad Market Bond Fund ("Broad Market Bond Fund") each seeks a high total return, consistent with high current income. The Wilmington Municipal Bond Fund ("Municipal Bond Fund") seeks a high level of income exempt from federal income tax, consistent with the preservation of capital. The investment objective may not be changed without shareholder approval. There is no guarantee that any Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

          The Short/Intermediate Bond Fund invests at least 85% of its total assets in various types of investment grade fixed income securities. The Short/Intermediate Bond Fund may invest up to 15% of its assets in high yield bonds and preferred stocks, and up to 10% of its assets in investment grade, fixed income securities of foreign issuers. As a fundamental policy, the Short/Intermediate Bond Fund will maintain a short-to-intermediate (2 1/2 to 4 years) average dollar-weighted duration.

          The Broad Market Bond Fund invests at least 80% of its total assets in various types of investment grade fixed income securities. The Broad Market Bond Fund may invest up to 20% of its assets in high yield bonds and preferred stocks, and up to 10% of its assets in investment grade, fixed income securities of foreign issuers. As a fundamental policy, the Broad Market Bond Fund will maintain an intermediate (4 to 7 years) average dollar-weighted duration.

          The Municipal Bond Fund invests at least 80% of its net assets in municipal securities that provide interest exempt from federal income tax. The Municipal Bond Fund may invest up to 20% of its assets in other types of fixed income securities that provide income that is subject to federal income tax.
As a fundamental policy, the Municipal Bond Fund will maintain an intermediate (4 to 8 years) average dollar-weighted duration. The Municipal Bond Fund may invest more than 25% of its assets in sectors of the municipal securities market, such as health care or housing, or in securities relating to one political subdivision, such as a given state or U.S. territory. Under these conditions, the Municipal Bond Fund's vulnerability to any special risks that affect that sector or jurisdiction could have an adverse impact on the value of an investment in the Fund. There are no limitations on the Municipal Bond Fund's investment in any one of the three general categories of municipal obligations: general obligation bonds, revenue (or special) obligation bonds and private activity bonds.

FUND COMPOSITION

          The composition of each Fund's holdings varies, depending upon the investment adviser's analysis of the fixed income and municipal securities market and the expected trends in those markets. The investment adviser may purchase securities based upon their yield (the income earned by the security) or their potential capital appreciation (the potential increase in the security's value) or both. The investment adviser may sell securities in anticipation of market declines, credit downgrades or to purchase other fixed income securities that the investment adviser believes may perform better. The investment adviser seeks to protect each Fund's principal value. This strategy may reduce the level of income attained by a Fund. There is no guarantee that principal value can be protected during periods of extreme interest rate volatility.

          Except as described below, the Funds invest only in securities that are rated, at the time of purchase, in the top four categories by a rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"). If the securities are not rated, then the investment adviser must determine that they are of comparable quality. The Broad Market Bond Fund may invest up to 20% of its assets in high yield bonds and preferred stocks. The Short/Intermediate-Term Bond Fund may invest up to 15% of its assets in high yield bonds and preferred stocks.

          The table below shows each Fund's principal investments. These are the types of securities that the investment adviser believes will likely help a Fund achieve its investment objective.

                                   Short/
                               Intermediate   Broad Market  Municipal
                                   Bond           Bond        Bond
                               -------------  ------------  ---------
Bank Obligations                     X              X
Corporate Bonds, Notes and
    Commercial Paper                 X              X
High Yield Bonds(1)                  X              X
Mortgage-Backed Securities           X              X
Municipal Securities                 X              X          X
Obligations Issued By
    Supranational Agencies           X              X
Preferred Stock(2)                   X              X
U.S. Government Obligations(3)       X              X


(1) High yield bonds are corporate debt securities that are rated, at the time of purchase, below the top four categories by Moody's (currently a rating of "Ba1" or lower) or by S&P (currently a rating of "BB+" or lower).

(2) Preferred stocks are equity securities that pay dividends at a specified rate, and have priority over common stocks with respect to proceeds from the liquidation of a corporation's assets, but are subordinate to the claims of all creditors, including a corporation's bondholders. Preferred stocks may have a conversion feature which can tend to make the market value of a preferred stock move with the market value of the underlying common stock.

(3) U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity. If an issuer that is not insured or guaranteed by the U.S. Treasury or U.S. Government fails to meet its commitments, a Fund would not be able to assert a claim against the United States.

The mortgage-backed securities in which the Short/Intermediate Bond Fund and the Broad Market Bond Fund invest as part of their principal investment strategies are issued or guaranteed by the U.S. Government, U.S. Government agencies, such as Ginnie Mae or by U.S. Government-sponsored enterprises, such as Fannie Mae or Freddie Mac. The Short/Intermediate-Term Bond Fund and the Broad Market Bond Fund may invest in mortgage-backed securities issued by non-governmental entities and other asset-backed securities as part of their non-principal investment strategy. Investments in mortgage-backed securities and asset-backed securities are subject to each Fund's limit on investment in high yield securities to the extent that they are rated, at the time of purchase, below the top four categories by Moody's or by S&P. Each Fund does not currently intend to invest in derivative instruments as a principal investment strategy.

          The Funds may invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a nationally recognized statistical rating organization ("NRSRO"), in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Fund will be unable to achieve its investment objective.

          Each Fund also may use other strategies and engage in other investment practices, which are described in the Funds' Statement of Additional Information ("SAI"), available on the Funds' website at http://www.wilmingtonfunds.com. The investments and strategies listed above and described throughout this prospectus are those that the investment adviser will use under normal market conditions.

PRINCIPAL RISKS OF THE FUNDS

          The following is a list of certain principal risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds' Statement of Additional Information ("SAI") which is available on the Funds' website at http://www.wilmingtonfunds.com.

     o Credit Risk (All Funds): The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

     o    Foreign Securities Risk (Short/Intermediate Fund and Broad Market
          Fund): The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

     o    Government Obligations Risk (Short/Intermediate Fund and Broad Market
          Fund): The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U. S. Government.

     o    High Yield Bond Risks (Short/Intermediate Fund and Broad Market
          Fund): High yield bonds are subject to the following risks normally associated with investing in fixed income securities: credit risk, interest rate risk, leverage risk, liquidity risk, and prepayment risk. However, high yield bonds (also known as junk bonds) are generally considered more risky than investment grade, fixed income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. High yield bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in high yield bonds involves greater investment risk and is highly dependent on the investment adviser's credit analysis and market analysis. A real or perceived economic downturn or higher interest rates could cause a decline in junk bond prices by lessening the ability of bond issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than investment grade bonds. Because objective pricing data may be less readily available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high- profile default, or just a change in the market's psychology.

     o Interest Rate Risk (All Funds): The risk of market losses attributable to changes in interest rates. With fixed rate securities, a rise in interest rates typically causes a fall in values. The yield earned by a Fund will vary with changes in interest rates. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. Generally, the longer the Fund's duration, the more sensitive the Fund will be to changes in interest rates. For example, the price of a fixed income fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by 1%.

     o Market Risk (All Funds): The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of municipal securities that may impact the Municipal Bond Fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of the Municipal Bond Fund's holdings would be affected, and the Trustees would reevaluate the Municipal Bond Fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U. S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Municipal Bond Fund's municipal securities in the same manner.

          In addition, the United States has recently experienced significant disruption to its financial markets impacting the liquidity and volatility of municipal securities, including municipal securities in which the Municipal Bond Fund may invest. Such disruptions to the financial markets may reduce the number of municipal obligations available for purchase by the Municipal Bond Fund and could adversely affect the Municipal Bond Fund's shareholders by subjecting the income from the Municipal Bond Fund to tax. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Municipal Bond Fund.

     o Mortgage-Backed Securities and Other Asset-Backed Securities Risk (Short/Intermediate Fund and Broad Market Fund): The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-backed and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i. e. , premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under "Credit Risk. " The risk of such defaults is generally higher in the case of mortgage-backed investments that include sub-prime mortgages. The structure of some of these securities may be complex and there may be less available information than other types of debt securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. Ginnie Mae securities also are supported by the right of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. Ginnie Mae securities also are supported by the right of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

     o Opportunity Risk (All Funds): The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

     o    Preferred Stock Risk (Short/Intermediate Fund and Broad Market Fund):
          The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions. There is also the risk that the corporation issuing the preferred stock will not make the expected dividend payments.

     o Prepayment Risk (All Funds): The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

     o Rating Agency Risk (All Funds): Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to make timely credit ratings in response to subsequent events. In addition, ratings agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

     o Sector Focus Risk (Municipal Bond Fund): A fund that focuses its investments in the securities of a particular bond market sector (e.
          g. , healthcare or housing) is subject to the risk that adverse circumstances will have a greater impact on a Fund than a fund that does not focus its investments. It is possible that economic, business or political developments or other changes affecting one security in the area of focus will affect other securities in that area of focus in the same manner, thereby increasing the risk of such investments.

     o Tax Risk (Municipal Bond Fund): To the extent that the Fund invests in bonds that are subject to the AMT, the income paid by the Fund may not be entirely tax-free to all investors. Investments in bonds subject to the AMT will not be counted towards the Fund's 80% investment policy.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of their portfolio securities is available in the Funds' SAI, which is available, free of charge, by calling (800) 336-9970 and on the Funds' website at www.wilmingtonfunds.com. The SAI may also be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at www.sec.gov.

MANAGEMENT OF THE FUNDS

          The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER

          Rodney Square Management Corporation ("RSMC"), the Funds' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation ("WTC"), which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3280 Peachtree Road NE, 27th Floor, Atlanta, Georgia 30305, also a wholly owned subsidiary of WTC and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. On November 1, 2010, WTC announced that it had entered into an agreement with M&T Bank Corporation ("M&T") under which WTC will merge with M&T, subject to regulatory and WTC shareholder approvals. The transaction, once completed, will result in a change of control of RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Fund in accordance with its investment objective, policies and limitations. RSMC provides its services to investment companies. As of September 30, 2010, RSMC had approximately $6.2 billion in assets under management.

          For the fiscal year ended June 30, 2010, RSMC received the following advisory fees as a percentage of each Fund's average daily net assets:

                    Short/Intermediate-Term Bond Fund         0.35%
                    Broad Market Bond Fund                    0.35%
                    Municipal Bond Fund                       0.35%

          WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee.

          A discussion of the basis for the Board of Trustees' approval of the investment advisory and sub-advisory agreements for each of the Funds is available in the semi-annual report to shareholders for the period ended December 31.

FUND MANAGERS

          Clayton M. Albright, III, Vice President, Portfolio Manager and Managing Director, Economic Research, is a member of the investment team primarily responsible for the day-to-day management of the Short/ Intermediate-Term Bond, Broad Market Bond and Municipal Bond Funds. Mr. Albright has been affiliated with Wilmington Trust Corporation since 1976 and with RSMC since 1987. Since 1987, he has specialized in the management of intermediate and long-term fixed income funds. In 2007, he became Managing Director of Fixed Income, responsible for all fixed income products. Mr. Albright is a member of the Wilmington Trust Investment Strategy Team.

          Dominick J. D'Eramo, CFA, Vice President, Senior Portfolio Manager and Director of Institutional Fixed Income, is a member of the investment team primarily responsible for the day-to-day management of the Short/ Intermediate-Term Bond, Broad Market Bond and Municipal Bond Funds. Mr. D'Eramo has been affiliated with Wilmington Trust Corporation since 1986 and with RSMC since 1987 as a Fixed Income Trader. He was promoted to a Portfolio Manager in 1990. In 2007, he became Director of Institutional Fixed Income, responsible for all institutional fixed income products.

          Robert F. Collins, CFA, Vice President and Director of Tax-Exempt Fixed Income Investments, leads the team responsible for tax-exempted fixed income investing as part of Wealth Advisory Services' Fixed Income Group. In this role he oversees credit analysis on tax-exempt fixed income securities and tax-exempt fixed income portfolio management for Wilmington Trust's high-net-worth clients. Mr. Collins first worked at Wilmington Trust from 1982 to 1999, during which time he held several position of increasing responsibility. Mr. Collins then worked for five years as a senior vice president at PNC Financial Corp. where he started and co-managed the investment group dedicated to managing municipal bond portfolios for high-net-worth clients. Mr. Collins was also a senior vice president at Delaware Investments in Philadelphia for five years.

          Randy H. Vogel, CFA, Senior Credit Analyst and Portfolio Manager, is responsible for credit analysis for all investment grade and high yield issuers. He is also responsible for assisting in the management of the corporate segments of the Total Return Taxable Fixed Income Strategies.
Mr. Vogel joined Wilmington Trust in 2008. From 2006 to 2008, Mr. Vogel was employed by PNC Capital Advisors as a Senior Credit Analyst covering the banking, brokerage, utility and telecommunication industries. From 2003 to 2006, Mr. Vogel was employed by Wilmington Trust as a Senior Securities Analyst.

          The Funds' SAI provides additional information about the Fund managers' compensation, other accounts managed by the Fund managers and the Fund managers' ownership of securities in the Funds.

SERVICE PROVIDERS

The chart below provides information on the Funds' primary service providers.

Asset Management                                                         Shareholder Services
----------------------------------------------- --------------------------------------------------------------------
 INVESTMENT ADVISER AND ADMINISTRATOR                                                  TRANSFER AGENT

     RODNEY SQUARE MANAGEMENT CORP.                                       BNY MELLON INVESTMENT SERVICING (US)
          1100 NORTH MARKET STREET                                                          INC.
           WILMINGTON, DE 19890                                                        760 MOORE ROAD
                                                                                 KING OF PRUSSIA, PA 19406
Manages each Fund's investment activities
and oversees Fund administration and other                               Handles certain shareholder services,
service providers.                                                       including recordkeeping and statements,
                                                                         payment of distributions and processing
                                                                         of buy and sell requests.
=============================================== ====================================================================



                                                   WT MUTUAL FUND

                                           Wilmington Short/Intermediate Term Bond Fund
                                                Wilmington Broad Market Bond Fund
                                                 Wilmington Municipal Bond Fund



--------------------------------------------------------------------------------------------------------------------
Fund Operations                                                      Fund Asset Safe Keeping
----------------------------------------------- --------------------------------------------------------------------
            SUB-ADMINISTRATOR AND                                                       CUSTODIAN
                ACCOUNTING AGENT

  BNY MELLON INVESTMENT SERVICING (US) INC.                                    WILMINGTON TRUST COMPANY
              301 BELLEVUE PARKWAY                                              1100 NORTH MARKET STREET
             WILMINGTON, DE 19809                                                WILMINGTON, DE 19890

Provides facilities, equipment and personnel to                      Holds each Fund's assets, settles all portfolio
carry out administrative services related to                         trades and collects income earned by the assets.
each Fund and calculates each Fund's NAV
and distributions.
----------------------------------------------- --------------------------------------------------------------------
                                                   Distribution
----------------------------------------------- --------------------------------------------------------------------
                                                  DISTRIBUTOR

                                          PROFESSIONAL FUNDS DISTRIBUTOR, LLC
                                                   760 MOORE ROAD
                                            KING OF PRUSSIA, PA 19406

                                              Distributes the Funds' Shares.

SHAREHOLDER INFORMATION

PRICING OF SHARES

          The price of each Fund's shares is based on its net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. Prices for fixed income securities normally are supplied by an independent pricing service. Fixed income securities maturing within 60 days of the valuation date are valued at amortized cost. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator and accounting agent, BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), determines the daily NAV per share.

          Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. This policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to these procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Funds cannot be bought or sold.

          BNY Mellon determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (typically 4:00 p.m., Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

SHARE CLASSES

          The Funds issue Institutional Shares and A Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. A Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

PURCHASE OF SHARES

          Institutional Shares are offered on a continuous basis and are sold without sales charges. A Shares are offered on a continuous basis and are sold with a front-end sales charge. The minimum initial investment in Institutional Shares is $500,000. The minimum initial investment in A Shares is $1,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

Front-End Sales Charge

          In order to purchase A Shares, you will incur a front-end sales charge at the time of purchase (a "sales charge") based on the dollar amount of your purchase. The maximum initial sales charge is 2.00% of the offering price, which is reduced for purchases of $100,000 or more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers". To obtain a breakpoint discount, you should inform the Fund (or your financial intermediary) at the time of purchase of the existence of all circumstances which apply. Please provide the Fund (or your financial intermediary) with Fund account statements and the following information verifying your eligibility for a breakpoint discount:

     o Information or records regarding Fund shares held in all your accounts (e.g., retirement accounts) at your financial intermediary(ies); and

     o Information or records regarding Fund shares held at any financial intermediary by persons related to you, such as members of your family or household.

          The offering price for each A Share is the NAV plus the front-end sales charge. When you purchase A Shares in a Fund, the Fund will deduct the appropriate front-end sales charge and invest the remainder in A Shares of the Fund.

          A Shares are subject to an ongoing distribution (Rule 12b-1) fee of 0.25% of each Fund's average daily net assets attributable to A Shares. A Shares will not be subject to any contingent deferred sales charge ("CDSC" or "back-end sales charge") when they are redeemed. The sales charge is paid directly to the selling broker-dealer.

        Your Investment in       As a Percentage of      As a Percentage of
       A Shares of the Fund        Offering Price         Your Investment
$1,000 up to $100,000                   2.00%                   2.04%
$100,000 up to $250,000                 1.50%                   1.52%
$250,000 up to $500,000                 1.25%                   1.27%
Over $500,000                           None                    None

Sales Charge Reductions and Waivers

          Reducing Sales Charges on Your A Shares. You can reduce the initial sales charge of Class A shares by taking advantage of breakpoint opportunities in the sales charge schedules, as set forth above. The sales charge for purchases of a Fund's Class A shares may also be reduced through an Accumulation Privilege or a Letter of Intent, as described below, and these can be combined in any manner. To use these privileges, discuss your eligibility with your financial consultant.

     o Accumulation privilege - permits you to add the value of any A Shares that you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.

     o Letter of intent - permits you to purchase A Shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application for terms and conditions.

        Net Asset Value Purchases. A Shares may be purchased at net asset value by:

     o Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with fifty (50) or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

     o Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

     o "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of a Fund's shares;

     o Current or retired trustees, officers and employees of the Trust, the distributor, the transfer agent, the Adviser and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons or their family members; and

     o Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor.

          You may purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. You may also purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.

          If you would like additional information about each Fund's sales charges, please visit the Funds' website at www.wilmingtonfunds.com, call (800) 336-9970 or consult your broker or financial intermediary. The website provides links to information on sales charges free of charge and in a clear and prominent format.

          Networking and Sub-Transfer Agency Fees: The Funds may directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Adviser and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Adviser or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

          In order for a financial intermediary to purchase shares of a Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.

          By Mail: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Fixed Income Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

Regular mail:                                      Overnight mail:
-------------                                      ---------------
Wilmington Fixed Income Funds                      Wilmington Fixed Income Funds
c/o BNY Mellon Investment Servicing (US) Inc.      c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9828                                      101 Sabin Street
Providence, RI 02940                               Pawtucket, RI 02860-1427

          By Wire: You may purchase shares by wiring federal funds readily available. Please call BNY Mellon at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

          Additional Information Regarding Purchases: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

REDEMPTION OF SHARES

          You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If Fund shares are held for more than 60 days, there is no fee when they are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time, or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

          Redemption Fee: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including but not limited to: (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; (iii) shares converted from one share class to another in the same Fund; or (iv) redemptions or exchanges processed from retirement accounts where a Fund is designated as a "qualified default investment alternative."

          Frequent Purchases and Redemptions: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fee set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing." To deter market timing and to minimize harm to a Fund and its shareholders, each Fund (i) charges a redemption fee of 1.00% if shares are redeemed within 60 days of purchase and (ii) reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

          Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does not reflect the value of the underlying portfolio securities. While the Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. Also, because some of the Funds invest in high yield bonds, which may trade less frequently than investment grade bonds, frequent trading in such Fund's shares to take advantage of the market pricing inefficiency of such high yield bonds, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such funds may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid high yield bonds.

          There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of a Fund for an "omnibus" account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an "omnibus" account, in nominee name or on behalf of another person.

          By Mail: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program
(MSP). Signature guarantees that are not part of these programs will not be accepted.

          Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:

Regular mail:                                      Overnight mail:
---------------------------------------------      ---------------------------------------------
Wilmington Fixed Income Funds                      Wilmington Fixed Income Funds
c/o BNY Mellon Investment Servicing (US) Inc.      c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9828                                      101 Sabin Street
Providence, RI 02940                               Pawtucket, RI 02860-1427

          By Telephone: If you prefer to redeem your shares by telephone, you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

          Additional Information Regarding Redemptions: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days when the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Fund shareholders. Other events could cause a delay as well.

          Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

          In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

          If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days). The Funds reserve the right to redeem in kind.

          Small Accounts: If the value of your investment in a Fund falls below $50,000 for Institutional Shares and $500 for A Shares, you may be asked to increase your balance. If after 60 days the account value is still below $50,000 for Institutional Shares and $500 for A Shares, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $50,000 for Institutional Shares and $500 for A Shares solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children. For additional information on other ways to redeem shares, please refer to the Funds' SAI.

EXCHANGE OF SHARES

          You may exchange all or a portion of your shares in a Fund for shares of the same class of the following funds ("Wilmington Funds"):

          Wilmington Prime Money Market Fund
          Wilmington U.S. Government Money Market Fund
          Wilmington Tax-Exempt Money Market Fund
          Wilmington Aggressive Asset Allocation Fund
          Wilmington Conservative Asset Allocation Fund
          Wilmington Short/Intermediate-Term Bond Fund
          Wilmington Broad Market Bond Fund
          Wilmington Municipal Bond Fund
          Wilmington Large-Cap Strategy Fund
          Wilmington Small-Cap Strategy Fund
          Wilmington Multi-Manager International Fund
          Wilmington Multi-Manager Real Asset Fund

          Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax consequences of exchanging your shares in a Fund for shares of a different Fund.

          Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $50,000 in an Institutional Class shareholder's account or $500 in a Class A shareholder's account.

          Fees on Exchanges: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are exchanged within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

          Prospectuses for Institutional or A Shares of the other Wilmington Funds may be obtained free of charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970. To obtain more information about exchanges or to place exchange orders, contact the transfer agent or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

DISTRIBUTIONS

          Distributions from the net investment income of each Fund are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Fund will be distributed annually. The Short/Intermediate-Term Bond Fund and the Broad Market Bond Fund will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized by them.

          Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

          The Funds intend to qualify annually to be treated as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "IRC"). As such, the Funds will not be subject to federal income taxes on the earnings the Funds distribute to shareholders provided they satisfy certain requirements and restrictions of the IRC. If for any taxable year a Fund fails to qualify as a regulated investment company, it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35% for 2010. Also, all distributions from earnings and profits (as determined under federal income tax principles) to you will be taxable as ordinary dividend income. A Fund's distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. If a Fund has dividend income that qualifies as qualified dividend income in taxable years beginning before January 1, 2011, such amount will be designated by a Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. A Fund's distributions of net long-term capital gains, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. The maximum individual tax rate on long-term capital gains realized before January 1, 2011 is 15%. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

          Dividend distributions by the Municipal Bond Fund of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Municipal Bond Fund intends to distribute income that is exempt from federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Municipal Bond Fund may be taxable.

          It is a taxable event for you if you sell or exchange shares of any Fund, including the Municipal Bond Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

                   Medicare Contribution Tax. Beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends, and capital gains. If applicable, the tax will be imposed on the lesser of your (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).

          Backup Withholding: A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

          State and Local Income Taxes: You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax law.

          This section is only a summary of some important U.S. federal income tax considerations that may affect your investment in a Fund. More information regarding these considerations appears in the Funds' SAI. You are urged and advised to consult your own tax adviser regarding the effects of an investment in a Fund on your tax situation.

DISTRIBUTION ARRANGEMENTS

          Professional Funds Distributor, LLC manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Institutional Shares of the Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

          The A Shares of each Fund have adopted a distribution plan under Rule 12b-1 that allows a Fund to pay a fee to the Distributor for the sale and distribution of A Shares, and for services provided to shareholders of A Shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distribution (Rule 12b-1) Plan provides for payments of up to 0.25% of the average daily net assets of each Fund's A Shares.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

          RSMC and affiliates of RSMC may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. Financial intermediaries include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. These payments are over and above servicing fees which are disclosed elsewhere in this prospectus. At least annually, RSMC will report to the Board of Trustees information regarding these payments. These payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments may also be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. RSMC and its affiliates may also pay cash compensation in the form of finders fees that vary depending on the Fund and the dollar amount of shares sold.

          If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Funds) pay bonuses and incentives in differing amounts, intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the intermediary as to compensation received by your financial advisor.

          Although a Fund may use firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the adviser will not consider the sale of Fund shares as a factor when choosing firms to effect those transactions.

FINANCIAL HIGHLIGHTS

          The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years or if shorter, the period of the Fund's operation. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at http://www.wilmingtonfunds.com or by calling
(800) 336-9970.

SHORT/INTERMEDIATE-TERM BOND FUND -- INSTITUTIONAL SHARES
                                                          For the Years Ended June 30,
                                     --- --------- --- ------------------------------- -------- ----------
                                      2010              2009           2008            2007       2006
                                     ------------- --- ---------- --- ---------- ----- -------- ----------
Net Asset Value -- Beginning
of Year                              $       10.46 $       10.08  $        9.88  $        9.77  $ 10.23
                                     --- --------- --- ---------- --- ---------- ----- -------- ----------
Investment Operations:
    Net investment income                     0.41          0.45           0.45           0.45        0.41
    Net realized and unrealized gain
       (loss) on investments                  0.45          0.38           0.20           0.11      (0.44)
                                     --- --------- --- ---------- --- ---------- ----- -------- ----------
       Total from investment
         operations                           0.86          0.83           0.65           0.56      (0.03)
                                     --- --------- --- ---------- --- ---------- ----- -------- ----------
Distributions:
    From net investment income              (0.41)        (0.45)         (0.45)         (0.45)      (0.41)
    From net realized gains                 (0.11)            ---            ---            ---     (0.02)
                                     --- --------- --- ---------- --- ---------- ----- -------- ----------
       Total distributions                  (0.52)        (0.45)         (0.45)         (0.45)      (0.43)
                                     --- --------- --- ---------- --- ---------- ----- -------- ----------
Net Asset Value -- End of Year             $10.80      $10.46           $10.08           $9.88      $9.77
                                         =========     ==========     ==========       ======== ==========
Total Return                               8.34%         8.47%          6.65%          5.78%     (0.25)%
Ratios (to Average Net Assets)/
    Supplemental Data:
    Expenses:
       Including expense
         limitations                        0.58%         0.60%          0.59%          0.57%       0.64%
       Excluding expense
         limitations                        0.58%         0.60%          0.59%          0.57%       0.65%
       Net investment income                3.85%         4.43%          4.45%          4.52%       4.13%
Portfolio turnover rate                       47%           34%            22%            57%         35%
Net assets at end of year
    (000 omitted)                        $179,489      $152,927       $166,361   $144,387       $132,913


SHORT/INTERMEDIATE-TERM BOND FUND -- A SHARES
                                                     For the Years Ended June 30,
                                     --- ------ --- ----------------------------- -------- --- --------
                                      2010          2009          2008            2007          2006
                                     ---------- --- --------- --- --------- ----- -------- --- --------
Net Asset Value -- Beginning
of Year                              $    10.36 $       9.98  $       9.78  $        9.67  $      10.13
                                     --- ------ --- --------- --- --------- ----- -------- --- --------
Investment Operations:
    Net investment income                  0.36         0.42          0.42           0.42          0.38
    Net realized and unrealized gain
       (loss) on investments               0.47         0.38          0.20           0.11        (0.44)
                                     --- ------ --- --------- --- --------- ----- -------- --- --------
       Total from investment
         operations                        0.83         0.80          0.62           0.53        (0.06)
                                     --- ------ --- --------- --- --------- ----- -------- --- --------
Distributions:
    From net investment income           (0.38)       (0.42)        (0.42)         (0.42)        (0.38)
    From net realized gains              (0.11)           ---           ---            ---       (0.02)
                                     --- ------ --- --------- --- --------- ----- -------- --- --------
       Total distributions               (0.49)       (0.42)        (0.42)         (0.42)        (0.40)
                                     --- ------ --- --------- --- --------- ----- -------- --- --------
Net Asset Value -- End of Year           $10.70      $10.36         $9.98           $9.78         $9.67
                                         ======     =========     =========       ========     ========
Total Return(1)                          8.11%       8.25%         6.40%          5.53%        (0.56)%
Ratios (to Average Net Assets)/
    Supplemental Data:
    Expenses:
       Including expense
         limitations                     0.83%       0.85%         0.84%           0.82%         0.89%
       Excluding expense
         limitations                     0.83%       0.85%         0.84%           0.82%         0.90%
       Net investment income             3.46%       4.21%         4.20%           4.26%         3.80%
Portfolio turnover rate                    47%         34%           22%             57%           35%
Net assets at end of year
    (000 omitted)                        $2,788        $351          $151           $169           $164

(1) Total return does not reflect the impact of the maximum front-end sales load of 2.00%. If reflected, the return would be lower.

BROAD MARKET BOND FUND -- INSTITUTIONAL SHARES
                                                        For the Years Ended June 30,
                                     --- -------- --- ------------------------------------ --- -------
                                       2010           2009          2008         2007          2006
                                     ------------ --- --------- --- -------- --- --------- --- -------
Net Asset Value -- Beginning
of Year                               $      9.89 $       9.62  $       9.57 $       9.41  $     10.07
                                     --- -------- --- --------- --- -------- --- --------- --- -------
Investment Operations:
    Net investment income                    0.43         0.44          0.45         0.44         0.41
    Net realized and unrealized gain
       (loss) on investments                 0.62         0.27          0.12         0.16       (0.54)
                                     --- -------- --- --------- --- -------- --- --------- --- -------
       Total from investment
         operations                          1.05         0.71          0.57         0.60       (0.13)
                                     --- -------- --- --------- --- -------- --- --------- --- -------
Distributions:
    From net investment income             (0.43)       (0.44)        (0.45)       (0.44)       (0.41)
    From net realized gains                (0.23)           ---       (0.07)           ---      (0.12)
                                     --- -------- --- --------- --- -------- --- --------- --- -------
       Total distributions                 (0.66)       (0.44)        (0.52)       (0.44)       (0.53)
                                     --- -------- --- --------- --- -------- --- --------- --- -------
Net Asset Value -- End of Year       $     10.28  $       9.89  $       9.62 $       9.57  $      9.41
                                     === ======== === ========= === ======== === ========= === =======
Total Return                             10.96%        7.56%         6.03%        6.47%     (1.25)%
Ratios (to Average Net Assets)/
    Supplemental Data:
    Expenses:
       Including expense
         limitations                      0.72%        0.72%         0.71%        0.70%         0.72%
       Excluding expense
         limitations                      0.72%        0.72%         0.71%        0.70%         0.73%
       Net investment income              4.29%        4.51%         4.63%        4.60%         4.28%
Portfolio turnover rate                      43%          40%           26%          33%          31%
Net assets at end of year
    (000 omitted)                        $64,891      $63,232       $68,505      $68,905    $ 66,729

BROAD MARKET BOND FUND -- A SHARES
                                                  For the Years Ended June 30,
                                     --- -------- ---------------------------- --- --------
                                       2010              2009          2008        2007      For the
                                                                                             Period
                                                                                            December
                                                                                            20, 2005(1)
                                                                                             through
                                                                                            June 30,
                                                                                              2006
                                     --- -------- ------ --------- --- ------- --- -------- ------------
Net Asset Value -- Beginning
of Period                             $      9.89      $    9.62   $      9.58 $      9.41   $     9.67
                                     --- -------- ------ --------- --- ------- --- -------- --- --------
Investment Operations:
    Net investment income                    0.40           0.42          0.42        0.42         0.21
    Net realized and unrealized gain
       (loss) on investments                 0.62           0.27          0.11        0.17       (0.26)
                                     --- -------- ------ --------- --- ------- --- -------- --- --------
       Total from investment
         operations                          1.02           0.69          0.53        0.59       (0.05)
                                     --- -------- ------ --------- --- ------- --- -------- --- --------
Distributions:
    From net investment income             (0.40)         (0.42)        (0.42)      (0.42)       (0.21)
    From net realized gains                (0.23)              ---      (0.07)          ---           --
                                     --- -------- ------ --------- --- ------- --- --------     --------
       Total distributions                 (0.63)         (0.42)        (0.49)      (0.42)       (0.21)
                                     --- -------- ------ --------- --- ------- --- -------- --- --------
Net Asset Value -- End of Period     $     10.28       $    9.89   $      9.62 $      9.58   $     9.41
                                     === ======== ====== ========= === ======= === ======== === ========
Total Return(2)                          10.68%           7.34%        5.64%       6.35%    (0.55)%(**)
Ratios (to Average Net Assets)/
    Supplemental Data:
    Expenses:
       Including expense
         limitations                      0.96%           1.00%         0.96%       0.95%       0.97%(*)
       Excluding expense
         limitations                      0.97%           1.01%         0.96%       0.95%       0.99%(*)
       Net investment income              3.98%           4.33%         4.37%       4.39%       4.12%(*)
Portfolio turnover rate                      43%            40%           26%         33%         31%(3)
Net assets at end of period
    (000 omitted)                         $3,038          $1,467           $11         $11         $ 10

*   Annualized.
**  Not annualized.
(1) Commencement of operations.
(2) Total return does not reflect the impact of the maximum front-end sales load of 2.00%. If reflected, the return would be lower.
(3) Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.

MUNICIPAL BOND FUND -- INSTITUTIONAL SHARES
                                                           For the Years Ended June 30,
                                     --- --------- --- ----------------------------------- --- ----------
                                          2010          2009         2008         2007          2006
                                     --- --------- --- --------- --- -------- --- -------- --- ----------
Net Asset Value -- Beginning
of Year                              $       12.64 $       12.79 $     12.75  $     12.66  $      13.00
                                     --- --------- --- --------- --- -------- --- -------- --- ----------
Investment Operations:
    Net investment income                     0.49          0.50        0.48         0.43           0.40
    Net realized and unrealized gain
       (loss) on investments                  0.61        (0.10)        0.04         0.09         (0.34)
                                         --------- --- --------- --- -------- --- -------- --- ----------
       Total from investment
         operations                           1.10          0.40        0.52         0.52          0.06
                                     --- --------- --- --------- --- -------- --- --------     ----------
Distributions:
    From net investment income              (0.49)        (0.50)      (0.48)       (0.43)         (0.40)
    From net realized gains                 (0.03)        (0.05)          ---          ---            ---
                                     --- --------- --- --------- --- -------- --- -------- --- ----------
       Total distributions                  (0.52)        (0.55)      (0.48)       (0.43)         (0.40)
                                     --- --------- --- --------- --- -------- --- -------- --- ----------
Net Asset Value -- End of Year       $       13.22 $       12.64 $     12.79  $     12.75  $      12.66
                                     === ========= === ========= === ======== === ======== === ==========
Total Return                               8.84%         3.27%       4.09%        4.15%          0.45%
Ratios (to Average Net Assets)/
    Supplemental Data:
    Expenses:
       Including expense
         limitations                        0.60%         0.62%       0.61%        0.65%         0.69%
       Excluding expense
         limitations                        0.60%         0.62%       0.61%        0.65%         0.69%
       Net investment income                3.79%         3.99%       3.70%        3.37%         3.12%
Portfolio turnover rate                       44%           19%         37%          56%           45%
Net assets at end of year
    (000 omitted)                        $166,253      $135,073  $134,272     $113,118         $ 89,424


MUNICIPAL BOND FUND -- A SHARES
                                                  For the Years Ended June 30,
                                     --- -------- ---------------------------- --- --------
                                         2010         2009         2008            2007      For the
                                                                                             Period
                                                                                             December
                                                                                             20, 2005(1)
                                                                                             through
                                                                                             June 30,
                                                                                             2006
                                     --- -------- --- -------- --- ----------- --- -------- --- ----------
Net Asset Value -- Beginning
of Period                            $      12.64   $   12.79  $     12.75     $     12.66  $      12.82
                                     --- -------- --- -------- --- ----------- --- -------- --- ----------
Investment Operations:
    Net investment income                    0.46         0.47        0.45            0.40          0.20
    Net realized and unrealized gain
       (loss) on investments                 0.61       (0.10)        0.04            0.09         (0.16)
                                         -------- --- -------- --- ----------- --- -------- --- ----------
       Total from investment
         operations                          1.07         0.37        0.49            0.49          0.04
                                     --- -------- --- -------- --- ----------- --- --------     ----------
Distributions:
    From net investment income             (0.46)       (0.47)      (0.45)          (0.40)         (0.20)
    From net realized gains                (0.03)       (0.05)          ---             ---            ---
                                     --- -------- --- -------- --- ----------- --- -------- --- ----------
       Total distributions                 (0.49)       (0.52)      (0.45)          (0.40)         (0.20)
                                     --- -------- --- -------- --- ----------- --- -------- --- ----------
Net Asset Value -- End of Period     $      13.22   $   12.64  $     12.79     $     12.75  $      12.66
                                     === ======== === ======== === =========== === ======== === ==========
Total Return(2)                           8.57%        3.04%       3.86%           3.92%        0.29%(**)
Ratios (to Average Net Assets)/
    Supplemental Data:
    Expenses:
       Including expense
         limitations                       0.85%       0.87%        0.86%           0.90%        0.94%(*)
       Excluding expense
         limitations                       0.85%       0.87%        0.86%           0.90%        0.95%(*)
       Net investment income               3.55%       3.50%        3.48%           3.15%        2.94%(*)
Portfolio turnover rate                      44%          19%         37%             56%          45%(3)
Net assets at end of period
    (000 omitted)                           $579         $164          $11             $10           $10

*   Annualized.
**  Not annualized.
(1) Commencement of operations.
(2) Total return does not reflect the impact of the maximum front-end sales load of 2.00%. If reflected, the return would be lower.
(3) Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.

                              FOR MORE INFORMATION

          FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

          Annual/Semi-Annual Reports: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on each Fund's portfolio holdings and operating results, for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

          Statement of Additional Information (SAI): The Funds' SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings. The information in the Funds' SAI is incorporated into this prospectus by this reference.

          Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

          WT Mutual Fund
          c/o BNY Mellon Investment Servicing (US) Inc.
          101 Sabin Street
          Pawtucket, RI 02860-1427
          (800) 336-9970
          9:00 a.m. to 5:00 p.m. Eastern time

          The Funds' SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at http://www.wilmingtonfunds.com. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC website at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or, by writing the Public Reference Room of the SEC, Washington, D.C., 20549-1520. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

          FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 336-9970.

The investment company registration number is 811-08648.

                  WILMINGTON MULTI-MANAGER INTERNATIONAL FUND


                   Institutional Shares        A Shares
                           WMIIX                 WMMFX


                    WILMINGTON MULTI-MANAGER REAL ASSET FUND


                   Institutional Shares        A Shares
                           WMRIX                 WMMRX

                               of WT Mutual Fund
--------------------------------------------------------------------------------

                       PROSPECTUS DATED NOVEMBER 1, 2010

          This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

          These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

WILMINGTON MULTI-MANAGER INTERNATIONAL FUND SUMMARY ........................   3
WILMINGTON MULTI-MANAGER REAL ASSET FUND SUMMARY ...........................   8
MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES, STRATEGIES AND
 RISKS .....................................................................  13
   INVESTMENT OBJECTIVES ...................................................  13
   PRINCIPAL INVESTMENT STRATEGIES .........................................  13
   PRINCIPAL RISKS OF THE FUNDS ............................................  20
   DISCLOSURE OF PORTFOLIO HOLDINGS ........................................  23
MANAGEMENT OF THE FUNDS ....................................................  24
   INVESTMENT ADVISER ......................................................  24
   FUND MANAGEMENT .........................................................  24
   SERVICE PROVIDERS .......................................................  30
SHAREHOLDER INFORMATION ....................................................  31
   PRICING OF SHARES .......................................................  31
   SHARE CLASSES ...........................................................  32
   PURCHASE OF SHARES ......................................................  32
   REDEMPTION OF SHARES ....................................................  35
   EXCHANGE OF SHARES ......................................................  37
   DISTRIBUTIONS ...........................................................  38
   TAXES ...................................................................  38
   DISTRIBUTION ARRANGEMENTS ...............................................  39
   ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES .....................  39
   FINANCIAL HIGHLIGHTS ....................................................  41
FOR MORE INFORMATION .......................................................  45

              WILMINGTON MULTI-MANAGER INTERNATIONAL FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund's investment objective is to achieve superior long-term capital appreciation.

FEES AND EXPENSES OF THE FUND



The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in A Shares of the Wilmington Funds. More information about these and other discounts is available from your financial professional and in the section "Purchase of Shares" on page 27 of the Fund's Prospectus.

Shareholder Fees                                   Institutional
(fees paid directly from your investment):            Shares     A Shares
Maximum Sales Charge (Load) Imposed on Purchases       None       3.50%
(as a % of offering price)
Redemption Fee (as a percentage of amount redeemed    1.00%       1.00%
within 60 days of purchase)
Annual Fund Operating Expenses
(expenses that you pay each year as a % of the     Institutional
value of your investment):                            Shares     A Shares
Management Fees                                       0.88%       0.88%
Distribution (12b-1) and/or Service Fees               None       0.25%
Other Expenses                                        0.50%       0.50%
Acquired Fund Fees and Expenses                       0.06%       0.06%
Total Annual Fund Operating Expenses                  1.44%       1.69%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                     1 Year 3 Years 5 Years 10 Years
-------------------- ------ ------- ------- --------
Institutional Shares  $147   $456    $787    $1,724
-------------------- ------ ------- ------- --------
A Shares              $516   $864   $1,236   $2,278
-------------------- ------ ------- ------- --------




PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes if Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 107% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 85% of its assets in a diversified portfolio of equity (or equity-related) securities of foreign issuers, including:

o    Common stocks of foreign issuers;
o Preferred stocks and/or debt securities that are convertible into securities of foreign issuers or that otherwise exhibit equity-like characteristics;



o Equity securities of foreign issuers listed or traded in the form of depository receipts, including but not limited to European Depository Receipts, Global Depository Receipts, American Depository Receipts and non-voting depository receipts; and



o Open-end or closed-end investment companies that primarily invest in the equity securities of issuers in a single country or geographic region directly, including exchange traded funds ("ETFs").


The Fund utilizes a multi-manager strategy in which the investment adviser, Rodney Square Management Corporation ("RSMC"), allocates the Fund's assets among a number of sub-advisers, or invests directly (up to 60% of the Fund's assets) in ETFs. Subject to the supervision of RSMC, each sub-adviser acts independently from the others and utilizes its own distinct investment style in buying and selling securities within the constraints of the Fund's investment objective, strategies and restrictions. The Fund will limit investment in emerging market securities to no more than 35% of its assets.

The Fund may attempt to hedge against currency risks associated with its portfolio securities by using forward foreign currency exchange contracts. The Fund may also invest in fully collateralized equity index futures as a substitute for conventional equity securities. The Fund's anticipated use of forward foreign currency exchange contracts and equity index futures is expected to be infrequent.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment may fluctuate significantly from day-to-day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by Federal Deposit Insurance Corporation or any other governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to the principal risks described below.



o Allocation Risk: The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers of the Fund.
o Debt Security Risks: Fixed income securities are subject to credit risk, interest rate risk and prepayment risk.





o    Foreign Securities Risks:
     Currency Risk. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities.
     Foreign Securities Market Risk. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. The risks of foreign investments are usually greater for emerging markets than more developed markets and may be considered speculative.
     Foreign Tax Risk. Income from foreign issuers may be subject to additional taxes.
     Information Risk. Less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.
     Investment Restriction Risk. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets.

     Political and Economic Risks. Investing in foreign securities is subject to the risk of political, social, or economic instability.
o Forward Currency Exchange Contract Risk: A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract.
     Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains, do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk.
o Futures Contracts Risk: The risks associated with futures include: the potential inability to terminate or sell a position, the lack of a liquid secondary market for the Fund's position and the risk that the counterparty to the transaction will not meet its obligations.




o Investment Company Risk: As a shareholder in an investment company, the Fund bears its pro-rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses.
o Leverage Risk: The risk associated with securities transactions or practices that multiply small market movements into larger changes in value.
o Liquidity Risk: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.
o Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.
o Multi-Manager Risk: The investment styles employed by sub-advisers may not be complementary. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from the Fund's realization of capital gains.
o Preferred Stock Risk: The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions.
o Valuation Risk: The risk that the Fund has valued certain of its securities at a higher price than it can sell them.

RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing:

o    changes in the Fund's performance from year-to-year; and



o how the Fund's average annual returns for one year, five year and since inception periods compared to those of a broad measure of market performance.




The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at wilmingtonfunds.com and/or by calling the Fund toll-free at 800.336.9970.

The annual returns in the bar chart are for the Fund's Institutional Shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.



Annual Total Returns for the Past 10 Calendar Years


                              [BAR CHART OMITTED]

Calendar Year Percent
------------- -------
2000          -15.60%
------------- -------
2001          -26.91%
------------- -------
2002          -18.10%
------------- -------
2003          33.95%
------------- -------
2004          22.10%
------------- -------
2005          14.21%
------------- -------
2006          27.97%
------------- -------
2007          12.87%
------------- -------
2008          -46.16%
------------- -------
2009          37.15%
------------- -------


Calendar Year-to-Date Total Return as of September 30, 2010: 7.81%

During the periods shown in the bar chart, the Fund's best quarter was up 25.7% (quarter ended June 30, 2009) and the Fund's worst quarter was down -22.28% (quarter ended December 31, 2008).

After-tax returns are shown only for Institutional Shares and after-tax returns for A Shares will vary.

Average Annual Total Returns

(for the periods ended December 31, 2009)                                 1 Year 5 Years 10 Years
------------------------------------------------------------------------- ------ ------- --------
Institutional Shares Return Before Taxes                                  37.15% 4.02%   0.06%
------------------------------------------------------------------------- ------ ------- --------
Institutional Shares Return After Taxes on Distributions(1)               36.85% 2.45%   -1.27%
------------------------------------------------------------------------- ------ ------- --------
Institutional Shares Return After Taxes on Distributions and Sale of Fund 24.8%  3.39%   -0.28%
Shares(1)
------------------------------------------------------------------------- ------ ------- --------
A Shares Return Before Taxes(2)                                           31.91% N/A     N/A
------------------------------------------------------------------------- ------ ------- --------
MSCI ACWI ex-US Net Index (reflects no deduction for fees, expenses or
taxes)                                                                    41.45% 5.83%   2.71%
------------------------------------------------------------------------- ------ ------- --------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) From inception of the Fund's A Shares on December 20, 2005, through December 31, 2009, the average annual total return was 0.61% for the A Shares and 3.39% for the MSCI ACWI ex-US Net Index.



MANAGEMENT

Investment Adviser

Rodney Square Management Corporation ("RSMC") is the investment adviser for the Fund.



Investment Sub-Advisers

Acadian Asset Management LLC; Artio Global Management LLC; Dimensional Fund Advisors LP; Goldman Sachs Asset Management, L.P.; Parametric Portfolio Associates LLC; Principal Global Investors LLC; Wilmington Trust Investment Management, LLC ("WTIM").



Portfolio Managers

The following table lists the persons responsible for the day-to-day management of the Fund's portfolio:


Name                 Length of Service                     Title
-------------------- ------------------------------------- ----------------------------
R. Samuel Fraundorf  Portfolio Manager of the Fund         President of WTIM
                     since 2004.
-------------------- ------------------------------------- ----------------------------
Jonathan Glidden     Portfolio Manager of the Fund         Vice President of RSMC and
                     since 2007                            WTIM and Director of Manager
                                                           Research
-------------------- ------------------------------------- ----------------------------
George Chen          Portfolio Manager of the Fund         Assistant Vice President and
                     since 2005.                           Research Analyst at WTIM
-------------------- ------------------------------------- ----------------------------
Amanda M. Cogar      Portfolio Manager of the Fund         Assistant Vice President and
                     since 2005                            Research Analyst at WTIM
-------------------- ------------------------------------- ----------------------------


PURCHASE AND SALE OF SHARES

Purchase Minimums    Initial                               Subsequent

-------------------- ------------------------------------- ----------------------------
Institutional Shares $500,000                              None
-------------------- ------------------------------------- ----------------------------
A Shares             $1,000                                 None
-------------------- ------------------------------------- ----------------------------

You may purchase and sell (redeem) your shares each day the New York Stock Exchange is open. You may purchase and sell your shares through your financial intermediary or by mail (Wilmington Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9828, Providence, RI, 02940) or telephone (800.336.9970) .

TAX INFORMATION



The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan. Your withdrawals from a retirement plan may be subject to federal income tax.



PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

                WILMINGTON MULTI-MANAGER REAL ASSET FUND SUMMARY



INVESTMENT OBJECTIVE

The Fund's investment objective is to achieve long-term preservation of capital with current income.

FEES AND EXPENSES OF THE FUND



The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in A Shares of the Wilmington Funds. More information about these and other discounts is available from your financial professional and in the section "Purchase of Shares" on page 27 of the Fund's Prospectus.

Shareholder Fees                                   Institutional
(fees paid directly from your investment):            Shares     A Shares
Maximum Sales Charge (Load) Imposed on Purchases       None       3.50%
(as a % of offering price)
Redemption Fee (as a percentage of amount redeemed    1.00%       1.00%
within 60 days of purchase)
Annual Fund Operating Expenses
(expenses that you pay each year as a % of the     Institutional
value of your investment):                            Shares     A Shares
Management Fees                                       0.62%       0.62%
Distribution (12b-1) and/or Service Fees               None       0.25%
Other Expenses                                        0.33%       0.33%
Acquired Fund Fees and Expenses                       0.19%       0.19%
Total Annual Fund Operating Expenses                  1.14%       1.39%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                     1 Year 3 Years 5 Years 10 Years
-------------------- ------ ------- ------- --------
Institutional Shares  $116   $362    $628    $1,386
-------------------- ------ ------- ------- --------
A Shares              $487   $775   $1,084   $1,960
-------------------- ------ ------- ------- --------



PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes if Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 156% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund, under normal market conditions invests at least 80% of its net assets in "real return" assets consisting of (i) inflation-protected debt securities,
(ii) real estate-related securities, and (iii) commodity/natural resource-related securities.



The Fund considers a company to be a real estate company if at least 50% of its assets, gross income or net profits is derived from (i) development, ownership, leasing, financing, construction, management or sale of real estate or (ii) products and services that are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

The Fund will invest in real estate companies, such as REITs that own property and mortgage REITs that make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry. The Fund may invest its assets in equity, debt or convertible securities of companies whose products and services are related to the real estate industry or in securities whose products and services are related to the real estate industry.

In order to gain exposure to the commodities markets without investing directly in physical commodities, the Fund invests in investment companies, exchange traded funds ("ETFs"), structured notes, futures contracts, forward currency exchange contracts, currency futures and swap agreements. The Fund's anticipated use of structured notes, futures contracts, forward currency exchange contracts, currency futures and swap agreements is expected to be frequent and may at times be substantial. The Fund may also invest in common stocks, preferred stocks and convertible securities of issuers in commodity-related industries to gain exposure to the commodities markets.



The investment adviser, Rodney Square Management Corporation ("RSMC"), determines the Fund's asset allocation among the "real return" assets. RSMC anticipates allocating approximately 20%-80% to inflation-protected debt securities, 0%-60% to real estate-related securities and 0%-40% to commodity/natural resource-related securities. The allocations and/or actual holdings will vary from time to time.



The Fund utilizes a multi-manager strategy in which RSMC allocates the Fund's assets among a number of sub-advisers, or invests directly (up to 60% of the Fund's assets) in ETFs. Subject to the supervision of RSMC, each sub-adviser acts independently from the others and utilizes its own distinct investment style in buying and selling securities within the constraints of the Fund's investment objective, strategies and restrictions. The Fund may invest up to 55% of its assets in foreign securities.



Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment may fluctuate significantly from day-to-day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by Federal Deposit Insurance Corporation or any other governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to the principal risks described below.

o Allocation Risk: The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers of the Fund.



o Commodity/Natural Resource-Related Securities Risk: The risk that investing in commodity-related securities investments may subject the Fund to greater volatility than investments in other kinds of securities. In addition to overall market movements, commodity-related securities may be adversely impacted by commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

o Debt Security Risks: Fixed income securities are subject to credit risk, interest rate risk and prepayment risk.



o    Foreign Securities Risks:
     Currency Risk. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities.
     Foreign Securities Market Risk. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. The risks of foreign investments are usually greater for emerging markets than more developed markets and may be considered speculative.
     Foreign Tax Risk. Income from foreign issuers may be subject to additional taxes.
     Information Risk. Less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.
     Investment Restriction Risk. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. Political and Economic Risks. Investing in foreign securities is subject to the risk of political, social, or economic instability.
o Forward Currency Exchange Contract Risk: A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains, do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk.
o Futures Contracts Risk: The risks associated with futures include: the potential inability to terminate or sell a position, the lack of a liquid secondary market for the Fund's position and the risk that the counterparty to the transaction will not meet its obligations.



o Inflation-Indexed Debt Securities Risk: Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The performance of any securities that are indexed to non-U.S. rates of inflation may be higher or lower than those indexed to U.S. inflation rates.
o Investment Company Risk: As a shareholder in an investment company, the Fund bears its pro-rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses.
o Leverage Risk: The risk associated with securities transactions or practices that multiply small market movements into larger changes in value.
o Liquidity Risk: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.
o Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.
o Multi-Manager Risk: The investment styles employed by sub-advisers may not be complementary. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from the Fund's realization of capital gains.


o Risks of Real Estate-Related Securities: Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. REITs involve additional risk factors including poor performance by a REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax- free distribution of income or exemption under Investment Company Act of 1940 (the "1940 Act"). Since REITs have expenses of their own, the Fund will bear a proportionate share of these expenses in addition to the expenses of the Fund.
o Structured Note Risk: The value of these notes will rise or fall in response to changes in the underlying commodity or related index. These notes expose the Fund to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. These notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.
o Swap Agreement Risks: The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements also may be considered to be illiquid. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund's exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.




o Valuation Risk: The risk that the Fund has valued certain of its securities at a higher price than it can sell them.

RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing:

o    changes in the Fund's performance from year-to-year; and



o how the Fund's average annual returns for one year, five year and since inception periods compared to those of a broad measure of market performance.




The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at wilmingtonfunds.com and/or by calling the Fund toll-free at 800.336.9970.

The annual returns in the bar chart are for the Fund's Institutional Shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.




Annual Total Returns for the Calendar Years Since Inception

Calendar Year Percent
------------- -------
2004          28.49%
------------- -------
2005          13.20%
------------- -------
2006          15.29%
------------- -------
2007          8.01%
------------- -------
2008          -17.93%
------------- -------
2009          12.90%
------------- -------

Calendar Year-to-Date Total Return as of September 30, 2010: 5.55%

During the periods shown in the bar chart, the Fund's best quarter was up 14.70% (quarter ended December 31, 2004) and the Fund's worst quarter was down -19.41% (quarter ended December 31, 2008).

After-tax returns are shown only for Institutional Shares and after-tax returns for A Shares will vary.

                                                                                           Since
Average Annual Total Returns                                                             Inception
(for the periods ended December 31, 2009)                                 1 Year 5 Years   7/1/03
------------------------------------------------------------------------- ------ ------- ---------
Institutional Shares Return Before Taxes                                  12.90% 5.48%    10.36%
------------------------------------------------------------------------- ------ ------- ---------
Institutional Shares Return After Taxes on Distributions(1)               12.14% 3.89%     8.75%
------------------------------------------------------------------------- ------ ------- ---------
Institutional Shares Return After Taxes on Distributions and Sale of Fund
Shares(1)                                                                 8.40%  4.04%     8.37%
------------------------------------------------------------------------- ------ ------- ---------
A Shares Return Before Taxes(2)                                           8.57%    N/A      N/A
------------------------------------------------------------------------- ------ ------- ---------
Barclays Capital World Government Inflation-Linked Bond Index
(USD Hedged) (reflects no deduction for fees, expenses or taxes)           8.83%  4.81%     5.13%
------------------------------------------------------------------------- ------ ------- ---------
Blended Index (reflects no deduction for fees, expenses or taxes)(3)      21.26% 4.27%     7.21%
------------------------------------------------------------------------- ------ ------- ---------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) From inception of the Fund's A Shares on December 20, 2005, through December 31, 2009, the average annual total return was 2.60% for the A Shares, 4.57% for the Barclays Capital World Government Inflation-Linked Bond Index, (USD Hedged) and 2.97% for the Blended Index.

(3) The Blended Index is calculated by the investment adviser and represents the weighted return of 50% Barclays Capital U.S. TIPS Index, 30% NAREIT Equity Index and 20% Dow Jones -- UBS Commodity Index Total Return for the period from inception until January 1, 2009 and 40% Barclays Capital World Government ILB, 30% S&P Global Developed Property Index Total Return(TM) and 30% Dow Jones -- UBS Commodity Index Total Return for the period since January 1, 2009.

MANAGEMENT



Investment Adviser

Rodney Square Management Corporation ("RSMC") is the investment adviser for the Fund.

Investment Sub-Advisers

EII Realty Securities, Inc; ING Clarion Real Estate Securities, LLC; Pacific Investment Management Company, LLC; Sinopia Asset Management, S.A.; Wilmington Trust Investment Management, LLC ("WTIM").



Portfolio Managers

The following table lists the persons responsible for the day-to-day management of the Fund's portfolio:


Name                 Length of Service                     Title
-------------------- ------------------------------------- ----------------------------
R. Samuel Fraundorf  Portfolio Manager of the Fund         President of WTIM
                     since 2004.
-------------------- ------------------------------------- ----------------------------
Jonathan Glidden     Porfolio Manager of the Fund          Vice President of RSMC and
                     since 2007.                           WTIM and Director of
                                                           Manager Research
-------------------- ------------------------------------- ----------------------------
George Chen          Portfolio Manager of the Fund         Assistant Vice President and
                     since 2005.                           Research Analyst at WTIM
-------------------- ------------------------------------- ----------------------------
Amanda M. Cogar      Portfolio Manager of the Fund         Assistant Vice President and
                     since 2005.                           Research Analyst at WTIM
-------------------- ------------------------------------- ----------------------------


PURCHASE AND SALE OF SHARES

Purchase Minimums    Initial                               Subsequent
-------------------- ------------------------------------- ----------------------------
Institutional Shares $500,000                              None
-------------------- ------------------------------------- ----------------------------
A Shares             $1,000                                None
-------------------- ------------------------------------- ----------------------------

You may purchase and sell (redeem) your shares each day the New York Stock Exchange is open. You may purchase and sell your shares through your financial intermediary or by mail (Wilmington Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9828, Providence, RI, 02940) or telephone (800.336.9970).

TAX INFORMATION



The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan. Your withdrawal from a retirement plan may be subject to federal income tax.



PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

 MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

INVESTMENT OBJECTIVES

                    The Wilmington Multi-Manager International Fund ("International Fund") seeks superior long-term capital appreciation. The Wilmington Multi-Manager Real Asset Fund ("Real Asset Fund") seeks long-term preservation of capital with current income. These investment objectives may not be changed without shareholder approval. There is no guarantee that a Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

                    Under normal market conditions, the International Fund invests at least 85% of its assets in a diversified portfolio of equity (or equity-related) securities of foreign issuers, including:

     o    Common stocks of foreign issuers;

     o Preferred stocks and/or debt securities that are convertible into securities of foreign issuers or that otherwise exhibit equity-like characteristics;

     o Equity securities of foreign issuers listed or traded in the form of depository receipts, including but not limited to European Depository Receipts, Global Depository Receipts, American Depository Receipts and non-voting depository receipts; and

     o Open-end or closed-end investment companies that primarily invest in the equity securities of issuers in a single country or geographic region directly, including ETFs.

                    Foreign issuers are those issuers which (i) are organized outside of the United States or (ii) derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed outside of the United States or (iii) have at least 50% of their assets situated outside of the United States. Sub-advisers of the International Fund have discretion to invest in securities issued by companies domiciled in emerging market countries. Because securities of companies operating in emerging markets may be subject to increased political, social and economic risks and therefore may be more volatile, the International Fund will limit investment in emerging market securities to no more than 35% of its assets.




                    The International Fund may attempt to hedge against currency risks associated with its portfolio securities by using forward foreign currency exchange contracts. The International Fund may also invest in fully collateralized equity index futures as a substitute for conventional equity securities. The International Fund's anticipated use of forward foreign currency exchange contracts and equity index futures is expected to be infrequent.


                    The Real Asset Fund, under normal market conditions invests at least 80% of its net assets in "Real Return" assets consisting of (i) inflation-protected debt securities, (ii) real estate-related securities, and
(iii) commodity/natural resource-related securities. In managing the Real Asset Fund, the investment adviser determines the Real Asset Fund's strategic asset allocation among Real Return assets. The following table illustrates the range of the Real Asset Fund's allocation among the Real Return asset classes (the allocations and/or actual holdings will vary from time to time):



                                                Commodity/
Inflation-Protected       Real Estate-       Natural Resource-
  Debt Securities      Related Securities    Related Securities
-------------------    ------------------    ------------------
     20%-80%                0%-60%                 0%-40%

                    Inflation-Protected Debt Securities. Inflation-protected debt securities are fixed-income securities designed to protect investors from a loss of value due to inflation by periodically adjusting their principal and/or coupon according to the rate of inflation. With respect to this portion of its portfolio, the Real Asset Fund will invest in Treasury Inflation Protected Securities ("TIPS"), foreign currency-denominated inflation-protected securities and other fixed-income securities not adjusted for inflation. Such other fixed-income securities may include: U.S. Government bonds and notes, corporate bonds, mortgage-related securities and asset-backed securities. The Real Asset Fund may invest in securities with effective or final maturities of any length. The Real Asset Fund may adjust its holdings or its average duration based on actual or anticipated changes in interest rates or credit quality. TIPS are notes and bonds issued by the U.S. Treasury whose principal amounts are adjusted monthly to reflect the effects of inflation. The principal value is adjusted for changes in inflation as measured by the Consumer Price Index for Urban Consumers and interest is paid on the inflation-adjusted principal. TIPS are backed by the full faith and credit of the U.S. Government.

                    Real Estate-Related Securities. The Real Asset Fund also invests in securities of domestic and foreign companies that are primarily engaged in the real estate industry (real estate companies). The Real Asset Fund considers a company to be a real estate company if at least 50% of its assets, gross income or net profits is derived from (i) development, ownership, leasing, financing, construction, management or sale of real estate or (ii) products and services that are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

                    The Real Asset Fund will invest in real estate companies, such as REITs that own property and mortgage REITs that make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry.

                    The Real Asset Fund may invest its assets in equity, debt or convertible securities of companies whose products and services are related to the real estate industry or in securities whose products and services are related to the real estate industry.

                    Commodity / Natural Resource-Related Securities. Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock and precious metals. In order to gain exposure to the commodities markets without investing directly in physical commodities, the Real Asset Fund invests in common and preferred stocks and convertible securities of issuers in commodity-related industries and other financial instruments and securities including interests in baskets of equity securities, ETFs and other investment companies.

                    The Real Asset Fund may also invest in "commodity-linked derivative instruments." Commodity-linked derivative instruments include commodity options contracts, futures contracts, options on futures contracts and commodity-linked notes and swap agreements. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.

                    The value of a commodity-linked derivative instrument is generally based upon the price movements of a physical commodity (such as oil, gas, gold, silver, other metals or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets.

                    The Real Asset Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index. These notes expose the Real Asset Fund to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. These notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Real Asset Fund may receive more or less principal than it originally invested. The Real Asset Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

                    The Real Asset Fund may invest up to 55% of its assets in foreign securities. The Real Asset Fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy. The Fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

                    All Funds. Each Fund employs a multi-manager approach, relying on several sub-advisers with different investment philosophies to manage a portion of the Fund's assets under the general supervision of RSMC. RSMC may also allocate a portion of the Fund's assets (up to 60%) to shares of ETFs whose underlying investments are consistent with a Fund's investment objective. As a shareholder in an investment company, a Fund bears its pro-rata portion of an ETF's expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with SEC exemptive relief granted to such ETFs.

                    RSMC allocates the balance of a Fund's assets between or among the sub-advisers. When making these allocation decisions, RSMC considers, among other things, its expectations for the performance of the U.S. economy and financial markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity markets (and with respect to the Real Asset Fund, the real estate and commodities markets), the outlook and projected growth of various industrial sectors, and information relating to business cycles.

                    The multi-manager arrangement is expected to reduce volatility by utilizing several investment approaches, a strategy used by many institutional investors. This multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has a different investment approach, the performance of one sub-adviser is expected to offset the impact of another sub-adviser's performance, regardless of the market cycle. The successful performance of a sub-adviser will be diminished by the less successful performance of another sub-adviser. There can be no guarantee that the expected advantage of the multi-manager arrangement will be achieved.




                    The frequency of portfolio transactions and each Fund's turnover rate will vary from year to year depending on the market. A higher turnover rate may increase transaction costs (i.e., brokerage commissions) and may result in higher taxes if Fund shares are held in a taxable account. Such factors may have the effect of lowering overall Fund performance.



                    Any percentage limitations with respect to assets of a Fund or the capitalization requirement of companies in which a Fund invests are applied at the time of purchase.

                    In anticipation of or in response to adverse market conditions, for cash management purposes, or for temporary defensive positions, a Fund may temporarily hold all or a portion of its assets in cash, money market instruments, or bonds or other debt securities. A Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that a Fund will achieve its investment objective.

Investment Strategies of the Sub-Advisers to the International Fund

     Acadian Asset Management LLC ("Acadian")

                    Acadian provides global equity management across a wide spectrum of investment mandates by risk level, style, cap size and other criteria. Acadian employs structured stock and region/industry valuation models that are customized to each market. Acadian has designed its models to capture a broad range of characteristics such as value, earnings growth and technical factors.

                    Acadian uses stock factors to attempt to predict how well each stock in its 40,000 stock universe will perform relative to other stock in its region/industry peer group. Acadian also applies separate models to forecast region/industry level returns, in order to attempt to predict how well each region/industry peer group will perform relative to others. Acadian combines and weights the values of all factors and uses a proprietary calculation to determine a return forecast for each stock. Acadian then uses a portfolio optimization program to trade off the expected return of the stocks with such considerations as the client's benchmark index, desired level of risk, transaction costs and other specifications.

     Artio Global Management LLC ("Artio Global")

                    Artio Global employs a "core" approach to the management of international equities. As such, its strategy invests in both "growth" and "value" companies. The flexibility to tilt Artio Global's allocation of the Fund toward either growth or value sectors based upon an assessment of where real value resides in the market provides Artio Global with one means of potentially generating out-performance. Artio Global believes in well-diversified, international equity portfolios, typically investing in between 250 and 450 individual companies.

                    Artio Global utilizes different investment tactics for different markets. Within the developed market sector, individual company factors (bottom-up factors) dominate. In the emerging markets, macro-economic and political factors (top-down factors) dominate. Finally, in Japan, Artio Global employs a "hybrid" approach employing both top-down and bottom-up approaches. Artio Global will invest in large, mid-sized and smaller companies, but prefers the larger, more liquid issues unless the smaller companies offer a significant advantage in expected future return.

     Dimensional Fund Advisors LP ("Dimensional")




                    Dimensional's international value investment strategy uses country selection criteria, value considerations, quantitative and qualitative screening processes, and country and security weighting guidelines to construct an investment portfolio. Country selection is based on the countries included in the MSCI World Ex-US Index. Dimensional seeks to invest in large-cap companies that have high book-to-market ratios. The international equity team currently plans to use its international value investment strategy to invest in approximately 23 developed market countries.



     Goldman Sachs Asset Management, L.P. ("GSAM")

                    GSAM's Structured International Strategy seeks to achieve consistent relative outperformance. GSAM's investment team seeks to create portfolios with style, sector, risk and capitalization characteristics similar to the MSCI EAFE Growth Index but positioned to outperform through superior underlying stock selection. Under normal circumstances, GSAM expects to invest in approximately 100-300 securities on behalf of the Fund.

     Parametric Portfolio Associates, LLC ("PPA")

                    Emerging Markets Strategy. PPA provides emerging market exposure through its disciplined and structured investment approach that emphasizes broad exposure to emerging market countries, economic sectors and issuers. A company is considered to be located in an emerging market country if it is domiciled in or derives more than 50% of its revenues or profits from emerging market countries. An "emerging market country" is any country determined by PPA to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. Emerging market countries are generally countries not considered to be developed market countries, and therefore not included in the Morgan Stanley Capital International (MSCI) World Index. Emerging market countries include countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union. PPA seeks to employ a top-down, disciplined and structured investment process that emphasizes broad exposure and diversification among emerging market countries, economic sectors and issuers. This strategy utilizes targeted allocation and periodic rebalancing to take advantage of certain quantitative and behavioral characteristics of emerging markets identified by the portfolio manager. The portfolio manager selects and allocates across countries based on factors such as size, liquidity, level of economic development, local economic diversification, perceived risk and potential for growth.

                    PPA maintains a bias to broad inclusion; that is, it allocates its portfolio holdings to more emerging market countries rather than fewer emerging market countries. Relative to capitalization-weighted country indexes, individual country allocation targets emphasize the less represented emerging market countries. PPA's country allocations are rebalanced periodically to their target weight which has the effect of reducing exposure to countries with strong relative performance and increasing exposure to countries which have underperformed. Within each country, PPA seeks to maintain exposure across key economic sectors such as industrial / technology, consumer, utilities, basic industry / resource and financial.

                    Relative to capitalization-weighted country indexes, the portfolio managers target weights to these sectors to emphasize the less represented sectors. The portfolio managers select individual securities as representative of their economic sectors and generally weight them by their relative capitalization within that sector.

                    Developed Markets (ex-US) Strategy. PPA uses a quantitative approach to build a developed countries portfolio in accordance with RSMC's allocation instructions with respect to "growth" style securities and "value" style securities. PPA invests in a representative sample of securities of the MSCI World ex-US Index. The portfolio is constructed to track a blend of the growth and value portions of the MSCI World ex-US Index, weighted to reflect RSMC's style allocation. PPA will manage the portfolio to have similar characteristics to those of growth and value components of the MSCI World ex-US Index, including such measures as size, dividend yield, price-to-earnings ratio, relative volatility, industry, economic sector exposure and price-to-book ratio. This essentially means building a portfolio with a growth portion based on the MSCI World ex-US Growth Index and a value portion based on a MSCI World ex-US Value Index. The percentage amount allocated to the growth and value portions of the Index will be determined by RSMC and the allocation to growth or value may range from 0% to 100%. It is not expected that PPA will hold all of the securities that are included in the MSCI World ex-US Index or its growth or value component. The MSCI World ex-US Index currently includes securities from the following developed countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and United Kingdom.

                    The performance of the developed markets strategy implemented by PPA in the Fund and that of the Index will differ due to transaction costs, market impact, portfolio expenses, corporate actions (such as mergers and spin-offs), timing variances and RSMC's allocation between growth and value styles. The return for each of the growth and value portions of the portfolio is intended to correlate closely with the return of the MSCI ex-US World Index's growth and value components by selecting a portion of the stocks represented in the Index using proprietary quantitative techniques developed by PPA. PPA also uses these techniques to make sell decisions. Notwithstanding these strategies, there is no assurance that PPA's investment performance will equal or approximate that of the index.

     Principal Global Investors, LLC ("PGI")

                    PGI's international emerging market investment strategy focuses on superior stock selection and disciplined risk management to provide consistent out-performance. The firm's stock selection process is based on integrated fundamental research, combining both quantitative and qualitative company analysis. The selection process seeks to identify companies with improving and sustainable business fundamentals, rising investor expectations and attractive relative valuations. In order to maximize stock selection skills as the primary driver of relative performance, PGI utilizes advanced portfolio construction techniques and portfolio analytical tools to neutralize unintended systematic portfolio risks.

                    PGI seeks to achieve its objective by investing in common stocks of companies located in emerging market countries, and / or deriving the majority of their revenues and earnings from emerging markets countries. For PGI, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community, including but not limited to the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation. This includes a wide range of countries, primarily in Asia, Latin America, Eastern Europe, the Middle East and Africa. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. PGI focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

                    PGI constructs a portfolio that is broadly diversified with comparable regional and economic sector distributions similar to those of capitalization weighted market benchmarks. Individual security weightings are also limited to prevent excessive concentration in any single company. Individual security selection across a broad universe of companies is expected to be the primary source of return differentials over time relative to market benchmarks, with lesser contributions from industry and country allocations.

Strategies of Adviser/Sub-Advisers to the Real Asset Fund

     Rodney Square Management Corporation ("RSMC")

                    Enhanced Cash Strategy. RSMC manages a portion of the Real Asset Fund allocated to its "enhanced cash strategy." Investments will consist of money market instruments, including fully collateralized repurchase agreements, commercial paper, bank certificates of deposit, treasury securities, corporate bonds and floating rate notes. Investments will be selected to maximize the return relative to 3-month Treasury bills. In implementing this strategy, RSMC will use quantitative and economic analysis to allocate assets among issuers of different quality, sectors, industries and positions on the yield curve. RSMC will consider factors which influence yields on short-term securities including, but not limited to, inflation, economic growth and Federal Reserve Board monetary policy. These factors will influence the selection of sectors for investment, as well as the average maturity of the portfolio. While the investment process is similar to that used for money market funds, there is a greater emphasis on incremental return than on daily liquidity needs.

                    TIPS Strategy. Although RSMC does not currently manage any assets of the Real Asset Fund under its TIPS strategy, it may do so in the future. The RSMC TIPS portfolio is managed to provide competitive returns using the Barclays U.S. TIPS Index as the benchmark. RSMC attempts to identify value opportunities and determine the optimal yield curve position for the Real Asset Fund. Research is conducted through the use of models, relative value tools and fundamental and quantitative research. The TIPS modeling focuses on the weighting of the index within defined duration cell brackets and the yield and duration characteristics for each bracket. The portfolio is constructed by investing in TIPS securities that reflect economic trends and identify opportunities using these characteristics. The portfolio is expected to benefit from using the least expensive and higher yielding securities within each cell bracket to add incremental returns.

     EII Realty Securities Inc. ("EII")




                    EII manages a portion of the Real Asset Fund's assets allocated to global real estate-related securities. EII will construct a portfolio that under normal market conditions, will consist of: equity and equity-linked securities of U.S. and non-U.S. companies that are actively engaged in the ownership, development and management of real estate investment trusts (REITs) and real estate operating companies. The portfolio may also invest in but are not limited to common stock, preferred stock, convertible securities, depositary receipts and rights and warrants. By investing in the major global property markets (including those in emerging market countries), EII seeks to benefit from the cyclical nature of the real estate industry, the expanding role of securitization in global property markets and broad exposure to investing in different markets worldwide. EII seeks to maximize risk-adjusted returns and evaluates the relative risks of each investment in the context of overall portfolio risk. EII closely monitors the exposure to markets and countries with the highest levels of risk (as measured by standard deviation of returns). EII's investment process employs a combination of a "top-down," macro level analysis, together with rigorous "bottom-up," fundamental securities and real estate research and analysis on individual companies. EII places an emphasis on companies that it believes are under-valued and/or lesser known, well managed and well positioned to capitalize on the trends in their respective markets.



     ING Clarion Real Estate Securities, LLC ("ING CRES")

                    ING CRES manages portion of the Real Asset Fund's assets allocated to global real estate-related securities. ING CRES uses a multi-step investment process for constructing an investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection. First, ING CRES selects sectors and geographic regions in which to invest, and determines the degree of representation of such sections and regions, through a systematic evaluation of public and private property market trends and conditions. Second, ING CRES uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including: (i) value and property; (ii) management and strategy; and (iii) capital structure.

     Pacific Investment Management Company LLC ("PIMCO")

                    PIMCO manages a portion of the Real Asset Fund's allocation to global inflation-protected debt securities. In managing the Real Asset Fund's assets, PIMCO utilizes its Global Real Return strategy and its Emerging Market (EM) Local Bonds Index strategy. Approximately, 85% of the assets allocated to PIMCO will be managed pursuant to the Global Real Return strategy and approximately 15% of the assets allocated to PIMCO will be managed utilizing the Emerging Market (EM) Local Bonds Index strategy. Under each strategy at least 70% of the assets allocated to PIMCO will be invested in inflation-linked debt securities. In implementing each strategy, PIMCO uses a multi-step investment process for constructing an investment portfolio that includes both top-down and bottom-up decision making. First, PIMCO performs secular analysis in which it formulates its outlook for global bond markets over the next three to five years. Second, PIMCO conducts an analysis of cyclical or business cycle trends. The top-down strategies implemented by PIMCO tend to focus on the portfolio's exposure to interest rates, changing volatility, yield curve positioning and sector rotation. Third, PIMCO's Investment Committee works on a consensus basis to develop major strategies that serve as a model for the portfolio. In order to achieve each strategy's objective, PIMCO may invest in inflation debt securities and other fixed income securities, including but not limited to: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities"); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or "indexed" securities and event-linked bonds; loan participations and assignments including participations in delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.



     Sinopia Asset Management, S.A. ("Sinopia")

                    Sinopia also manages a portion of the Real Asset Fund's allocation to global inflation-protected securities. Sinopia constructs a portfolio that primarily consists of global inflation-linked bonds and other debt instruments including money market instruments. Sinopia seeks to invest in developed inflation-linked bond markets, including those of the Euro Zone (currently France, Italy, Germany, Greece), the United States, the United Kingdom, Sweden, Canada, Australia and Japan. Sinopia attempts to maximize performance by actively managing: (i) the overall sensitivity of the portfolio to changes in real interest rates, (ii) the allocation between various inflation indices, (iii) the allocation between different issuers of international inflation-linked bonds, (iv) the portfolio's position on the real interest rate curve and (v) the tactical allocation between inflation-linked bonds and money market securities. In addition, Sinopia may utilize certain currency hedging techniques to attempt to minimize the impact of exchange rates on portfolio performance.

PRINCIPAL RISKS OF THE FUNDS

                    The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds' Statement of Additional Information ("SAI") which is available on the Funds' website at http://www.wilmingtonfunds.com. Each Fund may be subject to additional principal risks other than those described below because the types of investments made by a Fund can change over time.

     o Allocation Risk (All Funds): The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers of a Fund. To the extent that the investment adviser allocates more assets to one sub-adviser, the performance of that sub-adviser will have a greater effect on the Fund's performance.

     o    Commodity/ Natural Resource-Related Securities Risk (Real Asset
          Fund). The Real Asset Fund's investments in commodity/ natural resource-related securities and commodity-linked derivative instruments, may subject that Fund to greater volatility than investments in traditional securities. The value of these investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The Real Asset Fund's ability to invest in commodity linked derivatives may be restricted by certain provisions of the Internal Revenue Code of 1986, as amended (the "IRC") relating to the Real Asset Fund's qualification as a regulated investment company ("RIC"). See "Taxes" for more information on these restrictions.

     o Debt Security Risks (All Funds): A Fund may invest in debt securities, which are subject to credit risk and interest rate fluctuations. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Interest rate risk is the risk of market losses attributable to changes in interest rates. For example, interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Debt securities are also subject to a prepayment risk. Depending on market conditions, the new investments may or may not carry the same interest rate.




     o Derivatives Risk (All Funds): In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Derivative instruments involve risks different from direct investments in underlying securities. These risks include: the risk of imperfect correlation between the value of the instruments and the underlying assets; risk of default by the other party to certain transactions; risk that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risk that the instruments may not be liquid. Using derivatives can increase the volatility of a Fund's share price. For some derivatives, it is possible for the Fund to lose more than the amount invested in the derivative instrument. The use of derivatives may involve leverage. See "Additional Risk Information - Leverage Risk". Leverage may accelerate or exaggerate losses that occur from a direct investment in the underlying assets. Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding periods for certain of the Fund's assets and defer recognition of certain of the Fund's losses. The Funds' ability to invest in derivatives may be restricted by certain provisions of the IRC relating to the Funds' qualification as RICs.

     o Emerging Markets Risk (All Funds): Some foreign markets in which a Fund may invest are considered to be emerging markets. The risks of foreign investments are usually greater for emerging markets than more developed markets. See "Foreign Securities Risks" below.

     Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest.

o Foreign Securities Risks (All Funds): The Funds may invest in securities of foreign issuers. These markets are subject to special risks associated with foreign investments not typically associated with investing in U. S. markets including:

     Currency Risk. Because the foreign securities in which a Fund may invest generally trade in currencies other than the U. S. dollar, changes in currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the NAV for the Funds is determined on the basis of
     U. S. dollars, a Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U. S. dollar, even if the local currency value of the Fund's holdings goes up. Generally, a strong U. S. dollar relative to these other currencies will adversely affect the value of a Fund's holdings in foreign securities.

     Foreign Securities Market Risk. Securities of many non-U. S. companies may be less liquid and their prices more volatile than securities of comparable
     U. S. companies. Securities of companies traded in many countries outside the U. S. , particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U. S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U. S. stock exchange transactions.

     Foreign Tax Risk. Income from foreign issuers may be subject to non-U. S. withholding taxes. In some countries, a Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax.

     Information Risk. Non-U. S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U. S. companies. As a result, less information may be available to investors concerning non- U. S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

     Investment Restriction Risk. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

     Political and Economic Risks. Investing in foreign securities is subject to the risk of political, social, or economic instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement of currency or other assets, and nationalization of assets.




o Forward Currency Exchange Contract Risk (All Funds): A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains, do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk.

o Futures Contracts Risk (All Funds): The risks associated with futures include: the potential inability to terminate or sell a position, the lack of a liquid secondary market for a Fund's position and the risk that the counterparty to the transaction will not meet its obligations.



o IPO Risk (All Funds): A Fund may acquire common and preferred stock of issuers in an initial public offering ("IPO"). Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and may result in higher taxes if Fund shares are held in a taxable account. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of a Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on performance).

o    Inflation-Indexed Debt Securities Risk (Real Asset Fund):
     Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. The performance of any securities that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates.




o Leverage Risk (All Funds): The risk associated with securities transactions or practices that multiply small market movements into larger changes in value. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leverage risk. The use of leverage may require the liquidation of portfolio positions to satisfy obligations or to meet segregation requirements when it may not be advantageous to do so. In addition, leverage may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. The Funds will maintain asset segregation policies and the asset coverage requirements which comply with the current position of the SEC and its staff.



o Liquidity Risk (All Funds): The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

o Market Risk (All Funds): The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

o Multi-Manager Risk (All Funds): The investment styles employed by sub-advisers may not be complementary. The interplay of the various strategies employed by the sub-advisers may result in a Fund or portfolio indirectly holding a concentration in certain types of securities, industries or sectors. This concentration may be detrimental to the Fund's performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from a Fund's realization of capital gains.

o Opportunity Risk (All Funds): The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

o Risks of Real Estate-Related Securities (Real Asset Fund): The Real Asset Fund will invest in the real estate industry. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to a real estate company's leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which the Real Asset Fund invests.

     Along with the risks common to real estate and other real estate-related securities, REITs involve additional risk factors including poor performance by a REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow. REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Because REITs are not diversified, their value may fluctuate more widely, and they may be subject to greater risks, than if they invested more broadly. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because of these and additional factors, REITs may not exhibit the same or any correlation with inflation as real estate or other real estate securities exhibit. Since REITs have expenses of their own, the Real Asset Fund will bear a proportionate share of these expenses in addition to the expenses of the Real Asset Fund.




o Structured Note Risk (Real Asset Fund): The value of these notes will rise or fall in response to changes in the underlying commodity or related index. These notes expose the Fund to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. These notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

o Swap Agreement Risks (Real Asset Fund): The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements also may be considered to be illiquid. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund's exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

o Valuation Risk (All Funds): The risk that a fund has valued certain of its securities at a higher price than it can sell them.



DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of their portfolio securities is available in the Funds' SAI, which is available, free of charge, by calling (800) 336-9970 and on the Funds' website at www.wilmingtonfunds.com. The SAI may also be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at www.sec.gov.

                            MANAGEMENT OF THE FUNDS

                    The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER

                    Rodney Square Management Corporation ("RSMC"), the Funds' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation ("WTC") , which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3280 Peachtree Road NE, 27(th) Floor, Atlanta, Georgia 30305, also a wholly owned subsidiary of WTC and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. On November 1, 2010, WTC announced that it had entered into an agreement with M&T Bank Corporation ("M&T") under which WTC will merge with M&T, subject to regulatory and WTC shareholder approvals. The transaction, once completed, will result in a change of control of RSMC and WTIM. As the Funds' investment adviser, RSMC has overall responsibility for directing their investments and overseeing the sub-advisers' investment activities. For each Fund under RSMC's supervision WTIM allocates the Fund's assets among sub-advisers and ETFs and oversees the sub-advisers' investment activities. As of September 30, 2010, RSMC had approximately $6.2 billion in assets under management.




                    For the fiscal year ended June 30, 2010, the Funds paid, in the aggregate, the following advisory and sub-advisory fees, as a percentage of each Fund's average daily net assets:

               International Fund               0.88%
               Real Asset Fund                  0.62%



                    Subject to its obligation to seek best execution, RSMC may direct the sub-advisers to place trades through designated brokers, which may include brokers affiliated with RSMC or a sub-adviser. Such directed brokerage transactions, placed with an affiliated broker-dealer, will be completed in accordance with the applicable regulatory requirements and the procedures adopted by the Board of Trustees.

                    Pursuant to exemptive relief granted by the Securities and Exchange Commission ("SEC"), the Trust and RSMC may enter into new sub-advisory agreements or materially amend existing sub-advisory agreements, subject to approval by the Board (including a majority of Independent Trustees), without obtaining shareholder approval. When a Fund relies on such exemptive relief, the shareholders of the Fund will be provided with information about the sub-adviser and the sub-advisory agreement. Any changes to a sub-advisory agreement that would result in an increase in the overall management and advisory fees of a Fund or involving an affiliate are required to be approved by the shareholders of such Fund.

                    A discussion of the basis for the Board of Trustees' approval of the investment advisory and sub-advisory agreements for each of the Funds is available in the semi-annual report to shareholders for the period ended December 31.

FUND MANAGEMENT

Portfolio Managers-Investment Adviser and Sub-Advisers

                    The management of the Funds and their sub-advisers is the responsibility of a group of RSMC and WTIM investment professionals, which makes its style allocation, sub-adviser and ETF investment decisions based, in part, upon asset allocation strategy models prepared by the Wilmington Trust Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals at RSMC and WTIM who meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities.

For All Funds

Rodney Square Management Corporation, Investment Adviser
Wilmington Trust Investment Management, LLC, Sub-Adviser

                    R. Samuel Fraundorf, CFA, CPA is President of WTIM. He was previously Senior Vice President and Chief Operating Officer of WTIM and was Vice President and Director of Research at Wilmington Trust Company, RSMC, and WTIM. Before joining Wilmington Trust in 2004, Mr. Fraundorf was Senior Manager, KPMG Investment Advisors from 1999 to 2004. Mr. Fraundorf's responsibilities include overall management of WTIM's business, supporting Wilmington Trust's mutual fund business, and involvement in the research efforts of the Investment Research Team and Investment Strategy Team.

                    Jonathan Glidden, CFA has been a Vice President at RSMC and WTIM since October 2007 and is currently Director of Manager Research. Previously, he was the Director of Investment Analysis for Emory University's Endowment Fund in 2007 and Manager of Investment Analysis from 2002 to 2006. Mr. Glidden is responsible for oversight of Wilmington Trust's Manager Research Team. The team constructs multi-manager portfolios across global equities, real assets and hedge funds. They also conduct manager due diligence and oversight for individual external investment managers across the Wilmington Trust platform.

                    George Chen, CFA has been an Assistant Vice President at RSMC and WTIM since January 2005. He has been a Research Analyst for WTIM since 2004, and was a Senior Accountant at Balentine & Company from 1997 to 2003. Mr. Chen is responsible for daily monitoring of manager allocations and cash flows, as well as implementing trades necessary to accommodate inflows and outflows of cash. Mr. Chen is involved in the investment manager selection process, including searches, due diligence and selection. Mr. Chen also conducts research on portfolio construction.

                    Amanda M. Cogar, CFA is an Assistant Vice President and has been a Research Analyst at WTIM since 2004. Previously, she was a Portfolio Administrator at Balentine & Company from 2002 to 2004. Ms. Cogar is responsible for daily monitoring of manager allocations and cash flows, as well as implementing trades necessary to accommodate inflows and outflows of cash. Ms. Cogar is involved in the investment manager selection process, including searches, due diligence and selection. Additionally, Ms. Cogar is responsible for portfolio construction.

                    Below is a list of each Fund's sub-advisers and their staff who are jointly and primarily responsible for the day-to-day management of the portion of the Fund's assets allocated to that sub-adviser. Information about portfolio managers' compensation, other accounts managed by the portfolio managers and their ownership in the Funds can be found in the Funds' SAI.

International Fund




                    Acadian Asset Management LLC. Acadian is a registered investment adviser, with its principal executive office located at One Post Office Square, Boston, MA 02109. As of September 30, 2010, Acadian had assets under management of approximately $47 billion. Acadian was founded in 1986.

                    Asha Mehta, CFA, is a Vice President and Portfolio Manager. Ms. Mehta joined Acadian in 2007 and is focused on researching innovative stock selection factors and enhancing the core equity investment process. Prior to Acadian, Ms. Mehta managed investment decisions at Johnson & Johnson, and held the position of Investment Banker at Goldman, Sachs, & Co.



Constantine P. Papageorgiou, CFA is a Vice President and Portfolio Manager. Dr.

Papageorgiou joined Acadian in August 2006 and is a member of the Research and Portfolio Management

Team, where he contributes to improving Acadian's investment processes, portfolio management, and supporting marketing and client service. Prior to Acadian, he spent four years at AlphaSimplex Group in Cambridge, where he developed news-based and high-frequency trading strategies, among other projects. He has also worked with iSpheres, Kana Communications, the MIT Artificial Intelligence Laboratory, and BBN Systems and Technology.




                    Artio Global Management LLC. Artio Global, located at 330 Madison Avenue, New York, NY 10017, is a registered investment adviser. As of June 30, 2010, Artio Global had assets under management of approximately $48.9 billion.



                    Rudolph Riad Younes, CFA, is the Head of International Equities of Artio. Mr. Younes joined the Julius Baer Group in 1993 and specializes in international equity and emerging market investments. Prior to joining the Julius Baer Group, Mr. Younes was an Associate Director at Swiss Bank Corp.

                    Richard C. Pell is the Chief Executive Officer and the Chief Investment Officer of Artio Global. Mr. Pell joined the Julius Baer Group as Chief Investment Officer in 1995. His investment team is responsible for global and international equity, as well as global balanced management. Prior to joining the Julius Baer Group, Mr. Pell worked for Bankers Trust Company from 1990 to 1995. From 1988 to 1990, Mr. Pell was with Mitchell Hutchins Institutional Investors. From 1983 to 1988, Mr. Pell was with Bank of Tokyo Trust Company.




                    Dimensional Fund Advisors LP. Dimensional is a registered investment adviser with its principal executive office located at 6300 Bee Cave Road, Building One, Austin, Texas 78746. As of June 30, 2010, Dimensional had global assets under management of approximately $161 billion. Dimensional manages its portion of the Fund's portfolio using a team approach. The investment team includes the Investment Committee of Dimensional, portfolio managers and all trading personnel. The Investment Committee is composed primarily of certain officers and directors of Dimensional who are appointed annually. Investment strategies for portfolios managed by Dimensional are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment-related policies and procedures and approves any changes in regards to approved countries, security types and brokers.

                    In accordance with the team approach, the Portfolio Managers and Portfolio Traders implement the policies and procedures established by the Investment Committee. The Portfolio Managers and Portfolio Traders also make daily decisions regarding fund management based on the parameters established by the Investment Committee.

                    Karen E. Umland, CFA, Senior Portfolio Manager and Vice President of Dimensional, has been a portfolio manager for Dimensional since 1998.

                    Stephen A. Clark, Senior Portfolio Manager and Vice President of Dimensional, has been a portfolio manager for Dimensional since 2001.

                    Joseph H. Chi, CFA, Portfolio Manager and Vice President of Dimensional, has been a portfolio manager for Dimensional since 2005.

                    Jed S. Fogdall, Portfolio Manager and Vice President of Dimensional, has been a portfolio manager for Dimensional since 2004.



                    Dimensional also provides a trading department and selects brokers and dealers to effect securities transactions. Dimensional places securities transactions with a view to obtaining best price and execution. Dimensional has entered into a Consulting Services Agreement with Dimensional Fund Advisors Ltd. ("DFAL") and DFA Australia Limited ("DFAA"), respectively. Pursuant to the terms of each

Consulting Services Agreement, DFAL and DFAA provide certain trading and administrative services to Dimensional with respect to the Fund. Dimensional controls DFAL and DFAA.




                    Goldman Sachs Asset Management, L.P. GSAM, a wholly-owned subsidiary of The Goldman Sachs Group, Inc., is located at 200 West Street, New York, New York 10282. GSAM is part of the Investment Management Division (IMD) and an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of June 30, 2010, GSAM along with other units of IMD had assets under management of approximately $677 billion. GSAM's Quantitative Investment Strategies (QIS) Group is led by Katinka Domotorffy.




                    Katinka Domotorffy, CFA, is a Managing Director of GSAM. Ms. Domotorffy is the Chief Investment Officer and head of GSAM's QIS Group. Prior to her current role, Ms. Domotorffy was the Head of Strategy for QIS and a Senior Portfolio Manager and researcher working with the global macro/fixed income teams. Ms. Domotorffy joined the QIS team when she joined Goldman Sachs in 1998. She was named Managing Director in 2005 and Partner in 2006.

                    Len Ioffe, CFA, is a Managing Director of GSAM. Mr. Ioffe has been a Senior Portfolio Manager in the QIS Group since 2001. Mr. Ioffe is responsible for global and non-U.S. equity portfolios in developed and emerging markets overseeing new product development, portfolio design, implementation and ongoing management. He joined GSAM in 1994.

                    William J. Fallon, ASA, Ph.D., Managing Director, Co-CIO QIS Alpha Strategies, is the Co-CIO of alpha (equity and macro) strategies and the head of research for the QIS Group. Mr. Fallon joined GSAM in 1996 and the QIS Group in February 1998. Over the past twelve years, he has developed risk management and alpha forecasting models for a variety of global macro asset classes, including stock, bond, currency, and commodity markets.




                    Parametric Portfolio Associates, LLC. PPA is a registered investment adviser with its principal executive office located at 1151 Fairview Avenue North, Seattle, WA 98109. As of September 30, 2010, PPA had assets under management of approximately $31.5 billion.



                    Investment policy decisions for PPA's emerging markets strategy and PPA's developed market strategy are made on a team basis led by David Stein and Thomas Seto.

                    David M. Stein, Ph.D. is PPA's Chief Investment Officer. Dr. Stein joined PPA in 1997 and prior thereto held senior research, development and portfolio management positions at GTE Investment Management Corp., The Vanguard Group and IBM Retirement Funds.

                    Thomas C. Seto is Portfolio Manager & Director of Portfolio Management. Prior to joining PPA in 1998, Mr. Seto served as Head of U.S. Equity Index Investments at Barclays Global Investors.




                    Principal Global Investors, LLC. PGI is a registered investment adviser with its principal executive office located at 801 Grand Avenue, Des Moines, Iowa 50392. As of September 30, 2010, PGI had assets under management of approximately $227.4 billion, inclusive of assets managed by its affiliates. Information regarding PGI's affiliates can be found in the SAI in the section entitled "Sub-Advisory Services."




                    Michael L. Reynal serves as lead portfolio manager for the portion of the Fund's assets allocated to PGI. Mr. Reynal joined PGI in 2001 and previously managed and researched international equities at Wafra Investment Advisory Group, Paribas Capital Markets and Barclays de Zoete Wedd.

Real Asset Fund



     Rodney Square Management Corporation, Investment Adviser

                    Enhanced Cash Strategy. Joseph M. Fahey, Jr. is responsible for the day-to-day management of the portion of the Real Asset Fund allocated to the enhanced cash strategy.



                    Joseph M. Fahey, Jr. is a Vice President of WT Mutual Fund and has been a portfolio manager for the Wilmington Money Market Funds since the early 1980s.

                    TIPS Strategy. Clayton M. Albright, III and Dominick J. D'Eramo are responsible for the day-to-day management of any portion of the Real Asset Fund allocated to RSMC's TIPS strategy.

                    Clayton M. Albright, III, is a Vice President of RSMC and WTIM. Mr. Albright has been affiliated with Wilmington Trust Corporation since 1976 and with RSMC since 1987. Since 1987 Mr. Albright has specialized in the management of intermediate and long-term fixed income funds. In 2007, Mr. Albright was named Managing Director of Fixed Income for RSMC.

                    Dominick J. D'Eramo, CFA, is a Vice President of RSMC and WTIM. Mr. D'Eramo has been affiliated with Wilmington Trust Corporation since 1986 and with RSMC since 1987. He has been a fixed income Portfolio Manager since 1990. In 2007, he was named Director of Institutional Fixed Income for RSMC.




                    EII Realty Securities Inc. EII is a registered investment adviser under the Advisers Act, with its principal executive office located at 640 Fifth Avenue, 8(th) Floor, New York, NY 10019. As of September 30, 2010, EII had assets under management of approximately $7 billion.



                    Peter Nieuwland, CFA, Managing Director, joined European Investors in 2001. Mr. Nieuwland is a senior analyst and co-portfolio manager-Europe. From 1996 to 2001, Mr. Nieuwland was an analyst and portfolio manager for ABP Investments in Amsterdam.

                    Alfred C. Otero, Managing Director, joined European Investors in 1996. Mr. Otero is responsible for the firm's U.S. REIT investment activities and is co-portfolio manager of all global REIT accounts. From 1992 to 1996, he was a Vice President for Mutual of America Capital Management Corp. From 1989 to 1991, he worked as a financial analyst for Chase Manhattan Bank.

                    James E. Rehlaender, Managing Director, joined European Investors in 2000. Mr. Rehlaender is responsible for the firm's international real estate investment activities and is co-portfolio manager of all global REIT accounts. Mr. Rehlaender spent a total of twelve years at La Salle Partners where he developed and marketed their REIT investment activities. Prior to joining European Investors, Mr. Rehlaender developed and founded Global Property Advisors with one of the largest German insurance companies.




                    Suang Eng Tsan, Senior Analyst and Managing Director of European Investors, Singapore Pte. Ltd, joined European Investors in June 2006. Ms. Tsan is a senior analyst and co-portfolio manager-Asia. Prior to joining EII, Ms. Tsan served as Research Director at Citigroup in Singapore. From 1997 to 2001, she was a property analyst at ABN AMRO Securities and DBS Securities. Ms. Tsan was a property executive at Pidemco Land and Urban Redevelopment Authority.

                    ING Clarion Real Estate Securities, LLC. ING CRES is a registered investment adviser under the Advisers Act, with its principal executive office located at 201 King of Prussia Road, Suite 600, Radnor, PA 19087. As of September 30, 2010, ING CRES had assets under management of approximately $18.9 billion.

                    T. Ritson Ferguson, Chief Investment Officer ("CIO") and Portfolio Manager, has 24 years of real estate investment experience. Mr. Ferguson oversees the day-today management of the portfolio. Mr. Ferguson has served as CIO of ING CRES since 1991 and is the head of the firm's Investment Committee.




                    Steven D. Burton, Managing Director and Portfolio Manager, is the lead manager responsible for international real estate strategies and is a member of the firm's Investment Committee. Mr. Burton joined ING CRES in 1995 and has 26 years of real estate investment experience.

                    Joseph P. Smith, Managing Director and Portfolio Manager, is the lead manager responsible for U.S. real estate strategies and is a member of the firm's Investment Committee. Mr. Smith joined ING CRES in 1997 and has 20 years of real estate investment experience.

                    Pacific Investment Management Company LLC ("PIMCO"). PIMCO is a registered investment adviser under the Advisers Act with its principal executive office located at 840 Newport Center Drive, Newport Beach, CA 92660. As of September 30, 2010, PIMCO had assets under management of approximately $1,236.1 billion.

                    Mihir Worah serves as the portfolio manager with respect to the portion of the assets allocated to PIMCO. Mr. Worah is a managing director in the Newport Beach office, a portfolio manager, and head of the Real Return portfolio management team. He was previously a member of the analytics team and worked on real and nominal term structure modeling and options pricing. He has eight years of investment experience.

                    Sinopia Asset Management, S.A. Sinopia is a registered investment adviser under the Advisers Act with its principal executive office located at Immeuble Ile De France, 4, Place de la Pyramide, Puteaux France, 92800. As of June 30, 2010, Sinopia had assets under management of approximately $32 billion.

                    Jean-Charles Bertrand, Global Head of Fixed Income and Absolute Return, oversees the investment strategy for Sinopia's full range of fixed income and alternative strategies. Mr. Bertrand joined CCF (now HSBC France) in 1993 as a Quantitative Analyst in the research department and has been a portfolio manager with Sinopia since 1994. Mr. Bertrand was appointed to Head of Global Fixed Income in 1998. In 2004, he created the Absolute Return department and became Global Head of Fixed Income and Absolute Return Strategies.

                    Julien Renoncourt, Deputy Head of Fixed Income, joined Sinopia in March 2000 as an intern in the trading department. In March 2001, he moved to Sinopia's Japan office as an assistant fund manager and was promoted to Global Bond Fund Manager in September 2002. In March 2004, Mr. Renoncourt moved to Sinopia Asia Pacific in Hong Kong, where he continued to focus on global bond portfolios along with structured products. Returning to Sinopia Paris after 5 years in Asia, Mr. Renoncourt continued to manage global bonds and global inflation-linked bond portfolios, while beginning to develop Sinopia's expertise in emerging bonds in local currency and strategies with multiple alpha sources in different fixed income markets. In September 2007, Mr. Renoncourt was promoted as Deputy Head of Fixed Income.

SERVICE PROVIDERS

The chart below provides information on the Funds' primary service providers.

Asset Management                                                         Shareholder Services
--------------------------------------------------------------------------------------------------------------------
 INVESTMENT ADVISER AND ADMINISTRATOR                                                  TRANSFER AGENT

     RODNEY SQUARE MANAGEMENT CORP.                                       BNY MELLON INVESTMENT SERVICING (US)
          1100 NORTH MARKET STREET                                                          INC.
           WILMINGTON, DE 19890                                                        760 MOORE ROAD
                                                                                 KING OF PRUSSIA, PA 19406
Manages each Fund's investment activities
and oversees Fund administration and other                               Handles certain shareholder services,
service providers.                                                       including recordkeeping and statements,
                                                                         payment of distributions and processing
                                                                         of buy and sell requests.
====================================================================================================================
                                                   WT MUTUAL FUND

                                       Wilmington Multi-Manager International Fund
                                         Wilmington Multi-Manager Real Asset Fund
--------------------------------------------------------------------------------------------------------------------
Fund Operations                                                      Fund Asset Safe Keeping
--------------------------------------------------------------------------------------------------------------------
            SUB-ADMINISTRATOR AND                                                       CUSTODIAN
               ACCOUNTING AGENT

  BNY MELLON INVESTMENT SERVICING (US) INC.                                     WILMINGTON TRUST COMPANY
              301 BELLEVUE PARKWAY                                              1100 NORTH MARKET STREET
             WILMINGTON, DE 19809                                                WILMINGTON, DE 19890




Provides facilities, equipment and personnel to                      Holds each Fund's assets, settles all portfolio
carry out administrative services related to                         trades and collects income earned by the assets.
each Fund and calculates each Fund's NAV
and distributions.




--------------------------------------------------------------------------------------------------------------------
                                                   Distribution
--------------------------------------------------------------------------------------------------------------------
                                                  DISTRIBUTOR

                                          PROFESSIONAL FUNDS DISTRIBUTOR, LLC
                                                   760 MOORE ROAD
                                            KING OF PRUSSIA, PA 19406

                                            Distributes the Funds' Shares.

                            SHAREHOLDER INFORMATION

PRICING OF SHARES

                    The price of each Fund's shares is based on the Fund's net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator and accounting agent, BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), determines the daily NAV per share. To determine the value of those securities, BNY Mellon may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

                    Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. A Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include: (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict, or (iv) significant domestic or foreign market fluctuations. The Trust's policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Funds cannot be bought or sold.

                    BNY Mellon determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (typically 4:00 p.m. Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

SHARE CLASSES

                    The Funds issue Institutional Shares and A Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. A Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

PURCHASE OF SHARES

                    Institutional Shares are offered on a continuous basis and are sold without sales charges. A Shares are offered on a continuous basis and are sold with a front-end sales charge. The minimum initial investment in Institutional Shares is $500,000. The minimum initial investment in A Shares is $1,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

Front-End Sales Charge

                    In order to purchase A Shares, you will incur a front-end sales charge at the time of purchase (a "sales charge") based on the dollar amount of your purchase. The maximum initial sales charge is 3.50% of the offering price, which is reduced for purchases of $100,000 or more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers". To obtain a breakpoint discount, you should inform the Fund (or your financial intermediary) at the time of purchase of the existence of all circumstances. Please provide the Fund (or your financial intermediary) with Fund account statements and the following information verifying your eligibility for a breakpoint discount:

     o Information or records regarding Fund shares held in all your accounts (e.g., retirement accounts) at your financial intermediary(ies); and

     o Information or records regarding Fund shares held at any financial intermediary by persons related to you, such as members of your family or household.

                    The offering price for each A Share is the NAV plus the front-end sales charge. When you purchase A Shares in a Fund, the Fund will deduct the appropriate front-end sales charge and invest the remainder in A Shares of the Fund.

                    A Shares are subject to an ongoing distribution (Rule 12b-1) fee of 0.25% of each Fund's average daily net assets attributable to A Shares. A Shares will not be subject to any contingent deferred sales charge ("CDSC" or "back-end sales charge") when they are redeemed. The sales charge is paid directly to the selling broker-dealer.


Your Investment in              As a Percentage of    As a Percentage of
Class A Shares of the Fund        Offering Price       Your Investment
--------------------------      ------------------    ------------------
$1,000 up to $100,000                  3.50%                 3.63%
$100,000 up to $250,000                2.00%                 2.04%
$250,000 up to $500,000                1.50%                 1.52%
Over $500,000                           None                  None

Sales Charge Reductions and Waivers

                    Reducing Sales Charges on Your A Shares. You can reduce the initial sales charge of Class A shares by taking advantage of breakpoint opportunities in the sales charge schedules, as set forth above. The sales charge for purchases of a Fund's Class A shares may also be reduced through an

Accumulation Privilege or a Letter of Intent, as described below, and these can be combined in any manner. To use these privileges, discuss your eligibility with your financial consultant.

     o Accumulation privilege - permits you to add the value of any A Shares that you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.




     o Letter of intent - permits you to purchase A Shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application for terms and conditions.



          Net Asset Value Purchases. A Shares may be purchased at net asset value by:

     o Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with fifty (50) or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

     o Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

     o "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of a Fund's shares;

     o Current or retired trustees, officers and employees of the Trust, the distributor, the transfer agent, the Adviser and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons or their family members; and

     o Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor.

                    You may purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. You may also purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.




                    If you would like additional information about each Fund's sales charges, please visit the Funds' website at www.wilmingtonfunds.com, call
(800) 336-9970 or consult your broker or financial intermediary. The website provides links to information on sales charges free of charge and in a clear and prominent format.

                    Networking and Sub-Transfer Agency Fees: The Funds may directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Adviser and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Adviser or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

                    In order for a financial intermediary to purchase shares of a Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires the financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.

                    By Mail: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Multi-Manager Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

Regular mail:                       Overnight mail:
-------------                       ---------------
Wilmington Multi-Manager Funds      Wilmington Multi-Manager Funds
c/o BNY Mellon Investment           c/o BNY Mellon Investment
Servicing (US) Inc.                 Servicing (US) Inc.
P.O. Box 9828                       101 Sabin Street
Providence, RI 02940                Pawtucket, RI 02860-1427

                    By Wire: You may purchase shares by wiring federal funds readily available. Please call BNY Mellon at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and, if making an initial purchase, to also obtain an account number.

                    Additional Information Regarding Purchases: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

                    Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

                    It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

REDEMPTION OF SHARES

                    You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If Fund shares are held for more than 60 days, there is no fee when they are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

                    Redemption Fee: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including but not limited to: (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; (iii) shares converted from one share class to another in the same Fund; or (iv) redemptions or exchanges processed from retirement accounts where a Fund is designated as a "qualified default investment alternative."

                    Frequent Purchases and Redemptions: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fee set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing." To deter market timing and to minimize harm to a Fund and its shareholders, each Fund (i) charges a redemption fee of 1.00% if shares are redeemed within 60 days of purchase and (ii) reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

                    Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Funds invest significantly in foreign securities traded on markets which close prior to when such Fund determines its net asset value, market timing can cause dilution in the value of such Fund's shares held by other shareholders. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does not reflect the value of the underlying portfolio securities. While the Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some of the Funds invest in small-cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Fund's shares to take advantage of the market pricing inefficiency of such small-cap stocks, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such small-cap stocks may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small-cap stocks.

                    There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of a Fund for an "omnibus" account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires the financial intermediary to provide the Funds with access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an "omnibus" account, in nominee name or on behalf of another person.

                    By Mail: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

                    Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:

Regular mail:                       Overnight mail:
-------------                       ---------------
Wilmington Multi-Manager Funds      Wilmington Multi-Manager Funds
c/o BNY Mellon Investment           c/o BNY Mellon Investment
Servicing (US) Inc.                 Servicing (US) Inc.
P.O. Box 9828                       101 Sabin Street
Providence, RI 02940                Pawtucket, RI 02860-1427

                    By Telephone: If you prefer to redeem your shares by telephone you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

                    Additional Information Regarding Redemptions: Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

                    In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

                    If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days). The Funds reserve the right to redeem in-kind.

                    Small Accounts: If the value of your investment in a Fund falls below $50,000 for Institutional Shares and $500 for A Shares, you may be asked to increase your balance. If after 60 days the account value is still below $50,000 for Institutional Shares and $500 for A Shares, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $50,000 for Institutional Shares and $500 for A Shares solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children. For additional information on other ways to redeem shares, please refer to the Funds' SAI.

EXCHANGE OF SHARES

                    You may exchange all or a portion of your shares in a Fund for shares of the same class of the following funds ("Wilmington Funds"):

          Wilmington Aggressive Asset Allocation Fund
          Wilmington Conservative Asset Allocation Fund
          Wilmington Prime Money Market Fund
          Wilmington U.S. Government Money Market Fund
          Wilmington Tax-Exempt Money Market Fund
          Wilmington Short/Intermediate-Term Bond Fund
          Wilmington Broad Market Bond Fund
          Wilmington Municipal Bond Fund
          Wilmington Large-Cap Strategy Fund
          Wilmington Small-Cap Strategy Fund
          Wilmington Multi-Manager International Fund
          Wilmington Multi-Manager Real Asset Fund

                    Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

                    Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $50,000 in an Institutional Class shareholder's account or $500 in a Class A shareholder's account.

                    Fees on Exchanges: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are exchanged within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "REDEMPTION OF SHARES" for additional information regarding redemptions and this fee.

                    Prospectuses for Institutional or A Shares of the other Wilmington Funds may be obtained free of charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970. To obtain more information about exchanges or to place exchange orders, contact the transfer agent or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

DISTRIBUTIONS

                    Distributions from the net investment income of each Fund, if any, are declared and paid quarterly to you. Any net capital gain realized by a Fund will be distributed annually.

                    Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES




                    The Funds intend to qualify annually to be treated as regulated investment companies under the IRC. As such, the Funds will not be subject to federal income taxes on the earnings the Funds distribute to shareholders provided they satisfy certain requirements and restrictions of the IRC. If for any taxable year a Fund fails to qualify as a regulated investment company, it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35% for 2010. Also, all distributions from earnings and profits (as determined under federal income tax principles) to you will be taxable as ordinary dividend income. While a Fund may invest in securities that earn interest exempt from federal income tax, the Funds invest primarily in taxable securities. A Fund's distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. If a Fund has dividend income that qualifies as qualified dividend income in taxable years beginning before January 1, 2011 such amount will be designated by it and will be taxable to individual shareholders at a stated maximum rate of 15%. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.



                    A Fund's distributions of net capital gains, if any, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. The maximum individual tax rate on long-term capital gains realized before January 1, 2011 is 15%. You should be aware that if a Fund's shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

                    It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.




                    Medicare Contribution Tax. Beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends, and capital gains. If applicable, the tax will be imposed on the lesser of your (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).

                    Special Tax Considerations for the Real Asset Fund. One of the requirements for favorable tax treatment as a regulated investment company under the IRC is that a Fund derive at least 90% of its gross income from certain qualifying sources of income. On December 16, 2005, the Internal Revenue Service (the "IRS") issued Revenue Ruling 2006-1, which held that income from certain derivative securities with respect to commodity indexes is not qualifying income. Accordingly, each Fund's ability to utilize certain derivative securities with respect to commodity indices as part of its investment strategy is limited to a maximum of 10% of its gross income. This limitation, however, will not protect a

Fund against the risk of losing its regulated investment company status should any other income give rise to non-qualifying income.

                    Revenue Ruling 2006-31 clarified the holding of Revenue Ruling 2006-1 by providing that income from alternative instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the IRC. The Real Asset Fund received a private letter ruling (PLR) with respect to certain commodity index-linked notes in which it has invested indicating that income and gains arising from such notes constitutes qualifying income to the Real Asset Fund under the IRC. A PLR is limited to the facts of that particular matter and may not serve as precedent for future investments. Therefore, to the extent the Real Asset Fund invests in other commodity index-linked notes or other commodity related derivative securities, the IRS may contest the Fund's characterization of the income produced by such assets as qualifying income which, if successful, could cause the Real Asset Fund to fail to qualify as a RIC. RSMC plans to continue to direct investments of the Real Asset Fund's assets in conformance with Revenue Ruling 2006-31, IRS guidance, the advice of counsel and the PLR.



                    Backup Withholding. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The current backup withholding rate is 28%.

                    State and Local Income Taxes: You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax law.




                    This section is only a summary of some important U.S. federal income tax considerations that may affect your investment in a Fund. More information regarding these considerations appears in the Funds' SAI. You are urged and advised to consult your own tax adviser regarding the effects of an investment in a Fund on your tax situation.




DISTRIBUTION ARRANGEMENTS

                    Professional Funds Distributor, LLC manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Institutional Shares of the Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.




                    The A Shares of each Fund have adopted a distribution plan under Rule 12b-1 that allows a Fund to pay a fee to the Distributor for the sale and distribution of A Shares, and for services provided to shareholders of A Shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distribution (Rule 12b-1) Plan provides for payments of up to 0.25% of the average daily net assets of each Fund's A Shares.




ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

                    The Adviser and affiliates of the Adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. Financial intermediaries include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. These payments are over and above servicing fees which are disclosed elsewhere in this prospectus. At least annually, the Adviser will report to the Board of Trustees information regarding these payments. These payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments may also be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders' fees that vary depending on the Fund and the dollar amount of shares sold.

                    If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Funds) pay bonuses and incentives in differing amounts, intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the intermediary as to compensation received by your financial advisor.

                    Although a Fund may use firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing firms to effect those transactions.

FINANCIAL HIGHLIGHTS

                    The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years, or if shorter, the period of the Fund's operation. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at http://www.wilmingtonfunds.com or by calling
(800) 336-9970.

INTERNATIONAL FUND -- INSTITUTIONAL SHARES
                                                   For the Years Ended June 30,
                                   --------------------------------------------------------------
                                     2010           2009          2008         2007         2006
                                   -------        -------      --------       ------       ------
Net Asset Value --
Beginning of Year                  $  5.37        $  8.51      $  11.76       $ 9.92       $ 8.53
                                   -------        -------      --------       ------       ------
Investment Operations:
Net investment income(1)              0.07           0.10          0.18         0.16         0.12
Net realized and unrealized
gain (loss) on investments
and foreign currency                  0.64          (2.93)        (1.24)        2.74         2.08
                                   -------        -------      --------       ------       ------
Total from investment
Operations                            0.71          (2.83)        (1.06)        2.90         2.20
                                   -------        -------      --------       ------       ------
Distributions:
From net investment income           (0.11)         (0.11)        (0.27)       (0.13)       (0.20)
From net realized gains                ---          (0.20)        (1.92)       (0.93)       (0.61)
From return of capital                 ---(2)         ---           ---          ---          ---
                                   -------        -------      --------       ------       ------
Total distributions                  (0.11)         (0.31)        (2.19)       (1.06)       (0.81)
                                   -------        -------      --------       ------       ------
Net Asset Value -- End of
Year                               $  5.97        $  5.37      $   8.51      $ 11.76       $ 9.92
                                   =======        =======      ========       ======       ======
Total Return                        13.10%       (32.82)%      (10.49)%       30.57%       26.70%
Ratios (to Average Net
Assets)/ Supplemental Data:
Expenses:
Including expense
Limitations                          1.37%          1.40%         1.15%        1.06%        1.09%
Excluding expense
Limitations                          1.38%          1.42%         1.16%        1.06%        1.10%
Net investment income                1.03%          1.64%         1.75%        1.49%        1.24%
Portfolio turnover rate               107%           136%          124%          89%         122%
Net assets at the end of year
(000 omitted)                     $249,031       $395,536    $1,035,939   $1,129,534     $819,422

(1) The net investment income per share was calculated using the average shares outstanding method.

(2) Less than $0.01 per share

INTERNATIONAL FUND -- A SHARES

                                             For the Years Ended June 30,
                                  --------------------------------------------------
                                                                                        For the
                                                                                         Period
                                                                                        December
                                                                                       20, 2005(1)
                                                                                         through
                                                                                         June 30,
                                    2010           2009          2008         2007         2006
                                  --------       --------      --------     --------      -------
Net Asset Value --
Beginning of Period               $   5.36       $   8.50      $  11.75     $   9.92      $  9.08
                                  --------       --------      --------     --------      -------
Investment Operations:
Net investment income(2)              0.06           0.08          0.15         0.16         0.09
Net realized and unrealized
gain (loss) on investments
and foreign currency                  0.63          (2.92)        (1.23)        2.72         0.84
                                  --------       --------      --------     --------      -------
Total from investment
Operations                            0.69          (2.84)        (1.08)        2.88         0.93
                                  --------       --------      --------     --------      -------
Distributions:
From net investment income           (0.10)         (0.10)        (0.25)       (0.12)       (0.09)
From net realized gains                ---          (0.20)        (1.92)       (0.93)         ---
From return of capital                 ---(5)         ---           ---          ---          ---
                                  --------       --------      --------     --------      -------
Total distributions                  (0.10)         (0.30)        (2.17)       (1.05)       (0.09)
                                  --------       --------      --------     --------      -------
Net Asset Value -- End of
Period                            $   5.95       $   5.36      $   8.50     $  11.75      $  9.92
                                  --------       --------      --------     --------      -------
Total Return(3)                     12.74%       (32.95)%      (10.66)%       30.30%   10.27%(**)
Ratios (to Average Net
Assets)/ Supplemental
Data:
Expenses:
Including expense
Limitations                          1.62%          1.65%         1.40%        1.37%     1.34%(*)
Excluding expense
Limitations                          1.63%          1.72%         1.40%        1.37%     1.36%(*)
Net investment income                0.89%          1.53%         1.46%        1.54%     1.76%(*)
Portfolio turnover rate               107%          136%           124%          89%      122%(4)
Net assets at the end of
period
(000 omitted)                          $83            $80          $118         $122          $18

*    Annualized.
**   Not annualized.
(1)  Commencement of operations.
(2) The net investment income per share was calculated using the average shares outstanding method.
(3) Total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.
(4) Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.
(5)  Less than $0.01 per share

REAL ASSET FUND -- INSTITUTIONAL SHARES
                                                  For the Years Ended June 30,
                                  ---------------------------------------------------------------
                                    2010           2009          2008         2007          2006
                                  --------      ---------       -------      -------      -------
Net Asset Value -- Beginning
of Year                           $  11.61      $   17.75       $ 15.33      $ 15.06      $ 14.18
                                  --------      ---------       -------      -------      -------
Investment Operations:
Net investment income(1)              0.04           0.28          0.60         0.50         0.50
Net realized and unrealized gain
on investments                        0.75          (4.99)         2.71         0.24         1.72
                                  --------      ---------       -------      -------      -------
Total from investment
Operations                            0.79          (4.71)         3.31         0.74         2.22
                                  --------      ---------       -------      -------      -------
Distributions:
From net investment income           (0.29)         (0.61)        (0.56)       (0.36)       (0.31)
From net realized gains                ---          (0.82)        (0.33)       (0.11)       (1.03)
                                  --------      ---------       -------      -------      -------
Total distributions                  (0.29)         (1.43)        (0.89)       (0.47)       (1.34)
                                  --------      ---------       -------      -------      -------
Net Asset Value -- End of Year    $  12.11      $   11.61       $ 17.75      $ 15.33      $ 15.06
                                  --------      ---------       -------      -------      -------
Total Return                         6.76%       (26.59)%        22.27%        4.89%       16.49%
Ratios (to Average Net Assets)/
Supplemental Data:(2)
Expenses:
Including expense limitations.       0.94%         0.82%          0.65%        0.63%        0.98%
Excluding expense limitations.       0.95%         0.82%          0.65%        0.65%        1.04%
Net investment income                0.33%         2.09%          3.64%        3.23%        3.38%
Portfolio turnover rate               156%          115%            72%          23%          33%
Net assets at the end of year
(000 omitted)                     $283,703     $368,263        $782,540     $555,007     $280,049

(1) The net investment income per share was calculated using the average shares outstanding method.

REAL ASSET FUND -- A SHARES
                                             For the Years Ended June 30,
                                   -------------------------------------------------
                                                                                     For the Period
                                                                                      December 20,
                                                                                         2005(1)
                                                                                         through
                                     2010           2009          2008         2007   June 30, 2006
                                   -------        -------       -------      -------  -------------
Net Asset Value -- Beginning
of Period                          $ 11.60        $ 17.75       $ 15.34      $ 15.07       $13.77
                                   -------        -------       -------      -------      -------
Investment Operations:
Net investment income(2)              0.02           0.15          0.63         0.58         0.26
Net realized and unrealized gain
on investments                        0.75          (4.89)         2.65         0.12         1.19
                                   -------        -------       -------      -------      -------
Total from investment
Operations                            0.77          (4.74)         3.28         0.70         1.45
                                   -------        -------       -------      -------      -------
Distributions:
From net investment income           (0.27)         (0.59)        (0.54)       (0.32)       (0.15)
From net realized gains                ---          (0.82)        (0.33)       (0.11)         ---
                                   -------        -------       -------      -------      -------
Total distributions                  (0.27)         (1.41)        (0.87)       (0.43)       (0.15)
                                   -------        -------       -------      -------      -------
Net Asset Value -- End of          $ 12.10        $ 11.60       $ 17.75      $ 15.34      $ 15.07
                                   -------        -------       -------      -------      -------
Period.
Total Return(3)                      6.57%       (26.78)%        22.00%        4.62%   10.50%(**)
Ratios (to Average Net Assets)/
Supplemental Data:
Expenses:
Including expense limitations        1.19%          1.07%         0.90%        0.89%     1.23%(*)
Excluding expense limitations.       1.20%          1.09%         0.99%        0.90%     1.27%(*)
Net investment income                0.13%          1.15%         3.61%        3.74%     3.29%(*)
Portfolio turnover rate               156%           115%           72%          23%       33%(4)
Net assets at the end of period
(000 omitted)                      $16,305        $20,073       $32,637         $128          $11

*    Annualized.
**   Not annualized.
(1)  Commencement of operations.
(2) The net investment income per share was calculated using the average shares outstanding method.
(3) Total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.
(4) Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.

FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

                    Annual/Semi-Annual Reports: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds' portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

                    Statement of Additional Information (SAI): The Funds' SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

                    Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

          WT Mutual Fund
          c/o BNY Mellon Investment Servicing (US) Inc.
          101 Sabin Street
          Pawtucket, RI 02860-1427
          (800) 336-9970
          9:00 a.m. to 5:00 p.m. Eastern time

                    The Funds' SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at http://www.wilmingtonfunds.com. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-1520. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202)
551-8090.

                    FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 336-9970.

            The investment company registration number is 811-08648.

                       WILMINGTON LARGE-CAP STRATEGY FUND


                   Institutional Shares           A Shares
                           WMLIX                    WMMLX


                       WILMINGTON SMALL-CAP STRATEGY FUND


                   Institutional Shares           A Shares
                           WMSIX                    WMMSX


                               of WT Mutual Fund

                       PROSPECTUS DATED NOVEMBER 1, 2010

          This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

          These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS


WILMINGTON LARGE-CAP STRATEGY FUND SUMMARY ....................................3
WILMINGTON SMALL-CAP STRATEGY FUND SUMMARY ....................................7
MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES, STRATEGIES AND
 RISKS .......................................................................11
   INVESTMENT OBJECTIVES .....................................................11
   PRINCIPAL INVESTMENT STRATEGIES ...........................................11
   OTHER INVESTMENT STRATEGIES AND POLICIES ..................................12
   PRINCIPAL RISKS OF THE FUNDS ..............................................13
   DISCLOSURE OF PORTFOLIO HOLDINGS ..........................................14
MANAGEMENT OF THE FUNDS ......................................................15
   INVESTMENT ADVISER ........................................................15
   FUND MANAGEMENT ...........................................................15
   SERVICE PROVIDERS .........................................................17
SHAREHOLDER INFORMATION ......................................................18
   PRICING OF SHARES .........................................................18
   SHARE CLASSES .............................................................19
   PURCHASE OF SHARES ........................................................19
   REDEMPTION OF SHARES ......................................................22
   EXCHANGE OF SHARES ........................................................24
   DISTRIBUTIONS .............................................................25
   TAXES .....................................................................25
   DISTRIBUTION ARRANGEMENTS .................................................26
   ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES .......................26
   FINANCIAL HIGHLIGHTS ......................................................27
FOR MORE INFORMATION .........................................................30

WILMINGTON LARGE-CAP STRATEGY FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund's investment objective is to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE FUND



The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in A Shares of the Wilmington Funds. More information about these and other discounts is available from your financial professional and in the section "Purchase of Shares" on page 16 of the Fund's Prospectus.




Shareholder Fees
(fees paid directly from your investment):         Institutional Shares A Shares
Maximum Sales Charge (Load) Imposed on Purchases   None                 3.50%
(as a % of offering price)
Redemption Fee (as a percentage of amount redeemed 1.00%                1.00%
within 60 days of purchase)
Annual Fund Operating Expenses
(expenses that you pay each year as a % of the
value of your investment):                         Institutional Shares A Shares
Management Fees                                    0.50%                0.50%
Distribution (12b-1) and/or Service Fees           None                 0.25%
Other Expenses                                     0.30%                0.30%
Total Annual Fund Operating Expenses               0.80%                1.05%
Fee Waiver and/or Expense Reimbursement(1)         (0.55)%              (0.55)%
Total Annual Fund Operating Expenses
(After Fee Waiver and/or Expense Reimbursement)    0.25%                0.50%


(1) RSMC has contractually agreed to waive a portion of its advisory fee or reimburse for other expenses to the extent that "Total Annual Fund Operating Expenses" for the Fund, excluding extraordinary expenses, brokerage commissions, interest and "Acquired Fund fees and expenses," exceed 0.25% through October 31, 2011. This contractual fee waiver arrangement will remain in place through October 31, 2011, unless the Board of Trustees approves its earlier termination.



EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:







                     1 Year 3 Years 5 Years 10 Years
-------------------- ------ ------- ------- --------
Institutional Shares  $26    $200    $390     $939
-------------------- ------ ------- ------- --------
A Shares              $399   $620    $858    $1,540
-------------------- ------ ------- ------- --------




PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes if Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 160% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies



The Fund invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of large-cap companies. Large-cap companies are companies that have a market capitalization at the time of purchase at least equal to that of the smallest company in the Russell 1000 Index ($1.26 billion as of May 31, 2010) or at least equal to that of the smallest company expected to be included in the Russell 1000 Index after its next scheduled reconstitution. The Fund expects to invest substantially all of its assets in common stocks of U.S. companies.

The Fund's investment adviser determines the tactical allocation of the Fund's assets and uses returns-based and holdings-based style analysis tools to assess the tactical weightings. The Fund's investment adviser currently allocates the Fund's assets between growth and value stocks. Once the investment adviser determines the tactical allocations, the sub-adviser builds a portfolio in accordance with the investment adviser's allocation instructions. The sub-adviser uses quantitative models to construct a portfolio for the Fund.

The sub-adviser invests in a representative sample of securities which are included in the Fund's benchmark index (Russell 1000 Index) or another index of large-capitalization companies, weighted to reflect the investment adviser's growth and value tactical allocations. The return for each of the growth and value portions of the portfolio are intended to correlate closely with the return for the corresponding growth and value components of the applicable benchmark. The sub-adviser will use its proprietary quantitative models to rebalance the portfolio and to make buy and sell decisions on individual securities. There is no assurance that the sub-adviser's investment performance will equal or approximate that of the benchmark index.



Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment may fluctuate significantly from day-to-day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by Federal Deposit Insurance Corporation or any other governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to the principal risks described below.

o Allocation Risk: The risk that the investment adviser will make less than optimal or poor asset allocation decisions.



o Growth Investing Risk: The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.
o Liquidity Risk: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.
o Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.




o Opportunity Risk: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.
o Portfolio Turnover Risk: The risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover is also likely to result in higher short-term capital gains taxable to shareholders.
o Valuation Risk: The risk that the Fund has valued certain of its securities at a higher price than it can sell them.
o Value Investing Risk: The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing:

o    changes in the Fund's performance from year-to-year; and



o how the Fund's average annual returns for one year, five year and since inception periods compared to those of a broad measure of market performance.




The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at wilmingtonfunds.com and/or by calling the Fund toll-free at 800.336.9970.

The annual returns in the bar chart are for the Fund's Institutional Shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.




Annual Total Returns for the Calendar Years Since Inception


[BAR CHART OMITTED]

Calendar Year Percent
------------- -------
2004          10.18%
------------- -------
2005          5.48%
------------- -------
2006          13.08%
------------- -------
2007          6.35%
------------- -------
2008          -38.35%
------------- -------
2009          24.40%
------------- -------


Calendar Year-to-Date Total Return as of September 30, 2010: 2.12%

During the periods shown in the bar chart, the Fund's best quarter was up 15.31% (quarter ended June 30, 2009) and the Fund's worst quarter was down -23.06% (quarter ended December 31, 2008).

After-tax returns are shown only for Institutional Shares and after-tax returns for A Shares will vary.


                                                                                 Since
Average Annual Total Returns                                                   Inception
(for the periods ended December 31, 2009)                       1 Year 5 Years  (7/1/03)
--------------------------------------------------------------- ------ ------- ---------
Institutional Shares Return Before Taxes                        24.40% -0.55%    2.50%
--------------------------------------------------------------- ------ ------- ---------
Institutional Shares Return After Taxes on Distributions(1)     24.18% -0.92%    2.17%
--------------------------------------------------------------- ------ ------- ---------
Institutional Shares Return After Taxes on Distributions and    16.10% -0.44%    2.15%
Sale of Fund Shares(1)
--------------------------------------------------------------- ------ ------- ---------
A Shares Return Before Taxes(2)                                 20.15%   N/A      N/A
--------------------------------------------------------------- ------ ------- ---------
Russell 1000 Index (reflects no deduction for fees, expenses or 28.43% 0.79%     4.60%
taxes)
--------------------------------------------------------------- ------ ------- ---------
S&P 500 Index (reflects no deduction for fees, expenses or      26.46% 0.42%     4.16%
taxes)
--------------------------------------------------------------- ------ ------- ---------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) From inception of the Fund's A Shares on December 20, 2005, through December 31, 2009, the average annual total return was -3.18% for the A Shares, -0.70% for the Russell 1000 Index, and -0.88% for the S&P 500 Index.



MANAGEMENT


Investment Adviser/Sub-Adviser


Rodney Square Management Corporation ("RSMC") is the investment adviser for the Fund.
Wilmington Trust Investment Management, LLC ("WTIM") is sub-adviser for the
Fund.

Portfolio Managers

The following table lists the persons responsible for the day-to-day management of the Fund's portfolio:




Name                      Length of Service      Title
--------------------      -----------------      -------------------------------
Rex Macey                 Portfolio Manager      Senior Vice President, Chief
                          of the Fund since      Investment Officer and Director
                          2006.                  of Investment Research of WTIM
--------------------      -----------------      -------------------------------
Andrew H. Hopkins         Portfolio Manager      Vice President and Director of
                          of the Fund since      Equity Management at RSMC
                           2006.
--------------------      -----------------      -------------------------------
Edward Forrester          Portfolio Manager      Assistant Vice President and
                          of the Fund since      Portfolio Manager/Research
                          2006.                  Analyst of WTIM
--------------------      -----------------      -------------------------------
Rafael Tamargo            Portfolio Manager      Vice President and Portfolio
                          of the Fund since      Manager/Research Analyst at
                          2006.                  RSMC
--------------------      -----------------      -------------------------------
Allen E. Choinski         Portfolio Manager      Assistant Vice President and
                          of the Fund since      Portfolio Manager/Research
                          2007.                  Analyst of WTIM
--------------------      -----------------      -------------------------------

PURCHASE AND SALE OF SHARES

Purchase Minimums    Initial           Subsequent
-------------------- ----------------- -------------------------------
Institutional Shares $500,000          None
-------------------- ----------------- -------------------------------
A Shares             $  1,000          None
-------------------- ----------------- -------------------------------


You may purchase and sell (redeem) your shares each day the New York Stock Exchange is open. You may purchase and sell your shares through your financial intermediary or by mail (Wilmington Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9828, Providence, RI, 02940) or telephone (800.336.9970).

TAX INFORMATION




The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan. Your withdrawals from a retirement plan may be subject to federal income tax.




PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

WILMINGTON SMALL-CAP STRATEGY FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek a high total return, consistent with high current income.

FEES AND EXPENSES OF THE FUND



The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in A Shares of the Wilmington Funds. More information about these and other discounts is available from your financial professional and in the section "Purchase of Shares" on page 16 of the Fund's Prospectus.




Shareholder Fees                                   Institutional
(fees paid directly from your investment):            Shares     A Shares
Maximum Sales Charge (Load) Imposed on Purchases       None       3.50%
(as a % of offering price)
Redemption Fee (as a percentage of amount redeemed    1.00%       1.00%
within 60 days of purchase)
Annual Fund Operating Expenses
(expenses that you pay each year as a % of the     Institutional
value of your investment):                            Shares     A Shares
Management Fees                                       0.55%       0.55%
Distribution (12b-1) and/or Service Fees               None       0.25%
Other Expenses                                        0.52%       0.52%
Total Annual Fund Operating Expenses                  1.07%       1.32%
Fee Waiver and/or Expense Reimbursement(1)           (0.82)%     (0.82)%
Total Annual Fund Operating Expenses
(After Fee Waiver and/or Expense Reimbursement)       0.25%       0.50%


(1) RSMC has contractually agreed to waive a portion of its advisory fee or reimburse for other expenses to the extent that "Total Annual Fund Operating Expenses" for the Fund, excluding extraordinary expenses, brokerage commissions, interest and "Acquired Fund fees and expenses," exceed 0.25% through October 31, 2011. This contractual fee waiver arrangement will remain in place through October 31, 2011, unless the Board of Trustees approves its earlier termination.



EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:




                     1 Year 3 Years 5 Years 10 Years
-------------------- ------ ------- ------- --------
Institutional Shares  $26    $259    $510    $1,232
-------------------- ------ ------- ------- --------
A Shares              $399   $675    $972    $1,815
-------------------- ------ ------- ------- --------



PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes if Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 84% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies



The Fund invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of small-cap companies. Small-cap companies are companies that have a market capitalization at the time of purchase less than the largest company in the Russell 2000 Index ($ 2.27 billion as of May 31, 2010) or less than the largest company expected to be included in the Russell 2000 Index after its next scheduled reconstitution. The Fund expects to invest substantially all of its assets in common stocks of U.S. companies.

The Fund's investment adviser determines the tactical allocation of the Fund's assets and uses returns-based and holdings-based style analysis tools to assess the tactical weightings. The Fund's investment adviser currently allocates the Fund's assets between growth and value stocks. Once the investment adviser determines the tactical allocations, the sub-adviser builds a portfolio in accordance with the investment adviser's allocation instructions. The sub-adviser uses quantitative models to construct a portfolio for the Fund.

The sub-adviser invests in a representative sample of securities which are included in the Fund's benchmark index (Russell 2000 Index) or another index of small-capitalization companies, weighted to reflect the investment adviser's growth and value tactical allocations. The return for each of the growth and value portions of the portfolio are intended to correlate closely with the return for the corresponding growth and value components of the applicable benchmark. The sub-adviser will use its proprietary quantitative models to rebalance the portfolio and to make buy and sell decisions on individual securities. There is no assurance that the sub-adviser's investment performance will equal or approximate that of the benchmark index.



Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment may fluctuate significantly from day-to-day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by Federal Deposit Insurance Corporation or any other governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to the principal risks described below.

o Allocation Risk: The risk that the investment adviser will make less than optimal or poor asset allocation decisions.
o Growth Investing Risk: The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.
o Liquidity Risk: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.



o Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.



o Opportunity Risk: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.
o Small-Cap Risk: Small-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small-cap companies may be less liquid and more volatile than securities of large-cap companies and therefore may involve greater risk.
o Valuation Risk: The risk that the Fund has valued certain of its securities at a higher price than it can sell them.
o Value Investing Risk: The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing:

o changes in the Fund's performance from year-to-year;    and



o how the Fund's average annual returns for one year, five year and since inception periods compared to those of a broad measure of market performance.



The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at wilmingtonfunds.com and/or by calling the Fund toll-free at 800.336.9970.

The annual returns in the bar chart are for the Fund's Institutional Shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.

Annual Total Returns for the Calendar Years Since Inception

[BAR CHART OMITTED]





Calendar Year Percent
------------- -------
2004           18.22%
------------- -------
2005            5.42%
------------- -------
2006           12.05%
------------- -------
2007           -1.65%
------------- -------
2008          -36.00%
------------- -------
2009           24.91%
------------- -------


Calendar Year-to-Date Total Return as of September 30, 2010: 9.36%

During the periods shown in the bar chart, the Fund's best quarter was up 20.15% (quarter ended June 30, 2009) and the Fund's worst quarter was down -26.19% (quarter ended December 31, 2008).

The A Shares currently do not have any shareholders so no performance information is shown. If active the returns would be less than the Institutional Shares due to applicable fees and sales charges.


                                                                                      Since
Average Annual Total Returns                                                        Inception
(for the periods ended December 31, 2009)                            1 Year 5 Years  (7/1/03)
-------------------------------------------------------------------- ------ ------- ---------
Institutional Shares Return Before Taxes                             24.91% -1.47%    4.31%
-------------------------------------------------------------------- ------ ------- ---------
Institutional Shares Return After Taxes on Distributions(1)          24.58% -3.00%    2.95%
-------------------------------------------------------------------- ------ ------- ---------
Institutional Shares Return After Taxes on Distributions and Sale of 16.37% -1.26%    3.66%
Fund Shares(1)
-------------------------------------------------------------------- ------ ------- ---------
Russell 2000 Index (reflects no deduction for fees, expenses or      27.17% 0.51%     6.61%
taxes)
-------------------------------------------------------------------- ------ ------- ---------
S&P Small Cap 600 Index (reflects no deduction for fees, expenses    25.57% 1.36%     7.63%
or taxes)
-------------------------------------------------------------------- ------ ------- ---------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



MANAGEMENT


Investment Adviser/Sub-Adviser


Rodney Square Management Corporation ("RSMC") is the investment adviser for the Fund.
Wilmington Trust Investment Management, LLC ("WTIM") is sub-adviser for the
Fund.

Portfolio Managers

The following table lists the persons responsible for the day-to-day management of the Fund's portfolio:





Name                      Length of Service      Title
--------------------      -----------------      -------------------------------
Rex Macey                 Portfolio Manager      Senior Vice President, Chief
                          of the Fund since      Investment Officer and Director
                          2006.                  of Investment Research of WTIM
--------------------      -----------------      -------------------------------
Andrew H. Hopkins         Portfolio Manager      Vice President and Director of
                          of the Fund since      Equity Management at RSMC
                           2006.
--------------------      -----------------      -------------------------------
Edward Forrester          Portfolio Manager      Assistant Vice President and
                          of the Fund since      Portfolio Manager/Research
                          2006.                  Analyst of WTIM
--------------------      -----------------      -------------------------------
Rafael Tamargo            Portfolio Manager      Vice President and Portfolio
                          of the Fund since      Manager/Research Analyst at
                          2006.                  RSMC
--------------------      -----------------      -------------------------------
Allen E. Choinski         Portfolio Manager      Assistant Vice President and
                          of the Fund since      Portfolio Manager/Research
                          2007.                  Analyst of WTIM
--------------------      -----------------      -------------------------------

PURCHASE AND SALE OF SHARES

Purchase Minimums    Initial           Subsequent
-------------------- ----------------- -------------------------------
Institutional Shares $500,000          None
-------------------- ----------------- -------------------------------
A Shares             $  1,000          None
-------------------- ----------------- -------------------------------



You may purchase and sell (redeem) your shares each day the New York Stock Exchange is open. You may purchase and sell your shares through your financial intermediary or by mail (Wilmington Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9828, Providence, RI, 02940) or telephone (800.336.9970) .

TAX INFORMATION



The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan. Your withdrawals from a retirement plan may be subject to federal income tax.



PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

INVESTMENT OBJECTIVES

                    The investment objective of the Wilmington Large-Cap Strategy Fund ("Large-Cap Fund") and the Wilmington Small-Cap Strategy Fund ("Small-Cap Fund") (collectively, the "Funds") is to achieve long-term capital appreciation. These investment objectives may be changed by the Board of Trustees upon 60 days prior written notice to shareholders. There is no guarantee that a Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES




                    The Large-Cap Fund invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of large-cap companies. This policy is non-fundamental and may be changed upon 60 days prior written notice to shareholders. Large-cap companies are companies that have a market capitalization at the time of purchase at least equal to that of the smallest company in the Russell 1000 Index ($1.26 billion as of May 31, 2010) or at least equal to that of the smallest company expected to be included in the Russell 1000 Index after its next scheduled reconstitution. The Large-Cap Fund expects to invest substantially all of its assets in common stocks of U.S. companies.

                    The Small-Cap Fund invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of small-cap companies. This policy is non-fundamental and may be changed upon 60 days prior written notice to shareholders. Small-cap companies are companies that have a market capitalization at the time of purchase less than the largest company in the Russell 2000 Index ($2.27 billion as of May 31, 2010) or less than the largest company expected to be included in the Russell 2000 Index after its next scheduled reconstitution. The Small-Cap Fund expects to invest substantially all of its assets in common stocks of U.S. companies.




                    The Funds' investment adviser, Rodney Square Management Corporation ("RSMC") determines the tactical allocation of each Fund's assets. RSMC currently allocates each Fund's assets between growth and value stocks. Future allocations could be based upon a variety of other quantitative or qualitative factors including, but not limited to, quality, size, dividend yield, price-to-earnings ratio, relative volatility, industry and economic sector exposure, price-to-book ratio, valuation, liquidity, momentum, and earnings revisions. RSMC uses returns-based and holdings-based style analysis tools to assess the tactical weightings.

                    Once RSMC determines the tactical weightings, WTIM uses its proprietary Quantitative Investment Strategy to build a portfolio in accordance with RSMC's allocation instructions. With respect to the Large-Cap Fund, WTIM invests in a representative sample of securities which are included in the Large-Cap Fund's benchmark index (Russell 1000 Index) or another index of large-capitalization companies, weighted to reflect RSMC's growth and value tactical allocations. With respect to the Small-Cap Fund, WTIM invests in a representative sample of securities which are included in the Small-Cap Fund's benchmark index (Russell 2000 Index) or another index of small-capitalization companies, weighted to reflect RSMC's growth and value tactical allocations.

                    WTIM uses quantitative models to construct a portfolio for each Fund. The return for each of the growth and value portions of each portfolio are intended to correlate closely with the return for the corresponding growth and value components of the applicable benchmark index. WTIM will use these quantitative models to rebalance each portfolio and to make buy and sell decisions on individual securities. Notwithstanding these strategies, there is no assurance that WTIM's investment performance will equal or approximate that of the benchmark index. The performance of WTIM's portfolio and the benchmark index will differ due to transaction costs, market impact, portfolio expenses, corporate actions (such as mergers and spin-offs), timing variances and RSMC's tactical allocations between growth and value styles or other factors.

OTHER INVESTMENT STRATEGIES AND POLICIES


                    RSMC may allocate a portion of a Fund's assets (up to 60%) to shares of ETFs whose underlying investments are consistent with a Fund's investment objective. As a shareholder in an investment company, a Fund bears its pro-rata portion of an ETF's expenses, including advisory fees, in addition to its own expenses. The Investment Company Act of 1940 limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with SEC exemptive relief granted to such ETFs.



                    The Funds may acquire common and preferred stock of issuers in an initial public offering ("IPO"). Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of a Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on performance).

                    The Funds may invest in debt securities. Debt securities are subject to credit risk and interest rate fluctuations. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Interest rate risk is the risk of market losses attributable to changes in interest rates. For example, interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Debt securities are also subject to a prepayment risk. Depending on market conditions, the new investments may or may not carry the same interest rate.


                    The frequency of portfolio transactions and a Fund's turnover rate will vary from year to year depending on the market. A higher turnover rate may increase transaction costs (i.e., brokerage commissions) and may result in higher taxes if Fund shares are held in a taxable account. Such factors may have the effect of lowering overall Fund performance.




                    Any percentage limitations with respect to assets of the Fund or the capitalization requirement of companies in which the Funds invest are applied at the time of purchase. Equity (or equity-related securities) include: common stocks of U.S. companies, ETFs which track a securities market index, such as iShares and SPDRs; and options on, or securities convertible (such as convertible preferred stock and convertible bonds) into common stock.




                    As a non-principal investment strategy, the Funds may invest in options, futures and total return swaps as a substitute for investing in common stocks. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment adviser is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the investment management team to predict future price fluctuations and the degree of correlation between the options and securities markets. A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or currency in the future at an agreed upon price. For example, a futures contract may obligate a Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. The Funds may be subject to the risk that the counterparty to the transaction may not meet its obligations.




                    In anticipation of or in response to adverse market conditions, for cash management purposes, or for temporary defensive positions, a Fund may temporarily hold all or a portion of its assets in cash, money market instruments, or bonds or other debt securities. A Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that a Fund will achieve its investment objective.

                    Although WTIM does not currently manage any assets of either Fund under its Fundamentally Weighted Strategy, it may do so in the future. Under this strategy, WTIM constructs a fundamentally weighted reference portfolio by weighting stocks in the Fund's benchmark index in proportion to several fundamental metrics. Some examples of the fundamental metrics include the following (or variations thereof): dividends; book value; sales; assets; cash flow; and income. One or more of these or other fundamental metrics may be utilized by the Adviser in constructing the reference portfolio. WTIM may vary the fundamental metric(s) it uses to construct the reference portfolio at any time. By investing in a representative sample of stocks in a reference portfolio for the Fund, WTIM intends to achieve investment performance similar to the performance of the reference portfolio.

                    WTIM expects that the portion of the Fund invested in the fundamental strategy will have characteristics (such as industry weightings, price sensitivity to market changes and market capitalization) similar to those of its reference portfolio. WTIM will also utilize tax loss harvesting, which is an investment technique intended to reduce the net realized capital gains of the Fund which will have the effect of limiting the taxes currently payable by shareholders. Tax loss harvesting will not eliminate tax liability but may serve to defer the tax liability of shareholders consistent with the investment objective and policies of the Fund. This practice may increase the volatility of returns by adding an element of momentum to the securities selection process.

                    WTIM retains full discretion to add, subtract or revise the factors utilized, weightings and processes applied to construct the reference portfolio as well as discretion to determine the representative sample of securities for purchase by it on behalf of the Fund.

                    The investment strategy used by WTIM is unlike indexing strategies that use stock market capitalization as the basis for portfolio construction. Recent academic and financial research suggests that to the extent securities are mis-priced in the stock market, such mis-pricing would cause capitalization-weighted indices to overweight or underweight constituent securities relative to their fair value. WTIM attempts to mitigate potential stock pricing errors by compiling a reference portfolio based on certain fundamental metrics of company size rather than stock market capitalization. The research has shown that an index that weights stocks based on these fundamental measures of size (derived from public accounting data, such as annual reports) would have outperformed indices that weight securities based on market capitalization.

PRINCIPAL RISKS OF THE FUNDS




                    The following is a list of certain principal risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds' Statement of Additional Information ("SAI") which is available on the Funds' website at http://www.wilmingtonfunds.com. Each Fund may be subject to additional principal risks other than those described below because the types of investments made by a Fund can change over time.




     o Allocation Risk (All Funds): The risk that the investment adviser will make less than optimal or poor asset allocation decisions.

     o Liquidity Risk (All Funds): The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.




     o Market Risk (All Funds): The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     o Growth Investing Risk (All Funds): The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.

     o Opportunity Risk (All Funds): The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

     o Small-Cap Risk (Small-Cap Fund): Small-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large- cap companies and therefore may involve greater risk.

     o Valuation Risk (All Funds): The risk that a fund has valued certain of its securities at a higher price than it can sell them.

     o Value Investing Risk (All Funds): The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of their portfolio securities is available in the Funds' SAI, which is available, free of charge, by calling (800) 336-9970 and on the Funds' website at www.wilmingtonfunds.com. The SAI may also be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at www.sec.gov.

MANAGEMENT OF THE FUNDS

                    The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER

                    Rodney Square Management Corporation ("RSMC"), the Funds' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation ("WTC"), which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3280 Peachtree Road NE, 27(th) Floor, Atlanta, Georgia 30305, also a wholly owned subsidiary of WTC and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. On November 1, 2010, WTC announced that it had entered into an agreement with M&T Bank Corporation ("M&T") under which WTC will merge with M&T, subject to regulatory and WTC shareholder approvals. The transaction, once completed, will result in a change of control of RSMC and WTIM. RSMC has overall responsibility for directing each Fund's investments in accordance with its investment objective, policies and limitations. RSMC provides its services to investment companies. As of September 30, 2010, RSMC had approximately $6.2 billion in assets under management.

                    For the fiscal year ended June 30, 2010, the Funds paid, in the aggregate, the following advisory and sub-advisory fees, as a percentage of each Fund's average daily net assets:




          Large-Cap Fund                0.71%
          Small-Cap Fund                0.55%




                    Subject to its obligation to seek best execution, RSMC may direct the sub-advisers to place trades through designated brokers, which may include brokers affiliated with RSMC or a sub-adviser. Such directed brokerage transactions, placed with an affiliated broker-dealer, will be completed in accordance with the applicable regulatory requirements and the procedures adopted by the Board of Trustees.

                    Pursuant to exemptive relief granted by the Securities and Exchange Commission ("SEC"), the Trust and RSMC may enter into new sub-advisory agreements or materially amend existing sub-advisory agreements, subject to approval by the Board (including a majority of Independent Trustees), without obtaining shareholder approval. When a Fund relies on such exemptive relief, the shareholders of the Fund will be provided with information about the sub-adviser and the sub-advisory agreement. Any changes to a sub-advisory agreement that would result in an increase in the overall management and advisory fees of a Fund or involving an affiliate are required to be approved by the shareholders of such Fund.

                    A discussion of the basis for the Board of Trustees' approval of the investment advisory and sub-advisory agreements for each of the Funds is available in the semi-annual report to shareholders for the period ended December 31.

FUND MANAGEMENT

For Each Fund

Rodney Square Management Corporation, Investment Adviser Wilmington Trust Investment Management, LLC, Sub-Adviser

                    The day-to-day management of each Fund's assets is the responsibility of a team of WTIM investment professionals. The members of the management team and a brief description of each member's relevant professional experience is provided below:

                    Rex Macey, CFA, CFP, CIMA, is Senior Vice President,
Chief Investment Officer and Director of Investment Research of WTIM. Mr. Macey directs the strategic and tactical asset allocation research and chairs the Investment Research Team (IRT) for WTIM. Mr. Macey is a senior member of the firm's Investment Strategy Team. Mr. Macey joined Wilmington Trust in 2004 with considerable tenure in the financial and investment industries. Prior to joining Wilmington Trust, Mr. Macey served as the director of research at KPMG Investment Advisors and was chief investment officer for American Financial Advisors, LLC.

                    Andrew H. Hopkins, CFA, CPA, is a Vice President of RSMC. Mr. Hopkins is the Director of the Equity Management Group and is responsible for Wilmington Trust's equity investment management program, which includes both large-cap and small-cap equity strategies. Mr. Hopkins manages a team of professionals responsible for equity research and portfolio management and quantitatively managed equity strategies, including passive and active strategies which utilize a risk model and optimization process to control risk. He is also a member of the fundamental portfolio management team for the Dividend Growth Strategy and Enhanced Dividend Growth Strategy. Mr. Hopkins joined RSMC in 1997 as a Securities Analyst covering the information technology sector.

                    Edward S. Forrester, III, CFA, is an Assistant Vice President and Portfolio Manager/Research Analyst of WTIM. Mr. Forrester joined WTIM in 2006 and is responsible for providing market research, performance reporting and trade implementation for the Funds. Prior to joining WTIM, Mr. Forrester was employed by INVESCO where he served in a variety of capacities from 1999 to 2006.

                    Rafael E. Tamargo, is a Vice President and Portfolio Manager/Research Analyst at RSMC. Mr. Tamargo re-joined Wilmington Trust in 2007 after spending two and a half years at Kalmar Investments as a Portfolio Manager/Analyst specializing in small cap growth companies. Prior to joining Kalmar, Mr. Tamargo spent seven and a half years at Wilmington Trust as an Analyst, Portfolio Manager and Director of Equity Research.

                    Allen E. Choinski, CFA, is an Assistant Vice President and Portfolio Manager/Research Analyst of WTIM and is responsible for quantitative equity research and portfolio management. Mr. Choinski also develops targeted quantitative models. Prior to joining Wilmington Trust in 2007, Mr. Choinski researched and implemented quantitative equity investment strategies at Alpha Equity Management, LLC. Mr. Choinski began his career at Smith Barney as a financial advisor, and later worked for five years at ING's Aeltus Investment Management in fundamental and quantitative research.



                    Information about portfolio managers' compensation, other accounts managed by the portfolio managers and their ownership in the Fund can be found in the Fund's SAI.

SERVICE PROVIDERS

The chart below provides information on the Funds' primary service providers.

Asset Management                                                         Shareholder Services
----------------------------------------------- --------------------------------------------------------------------
 INVESTMENT ADVISER AND ADMINISTRATOR                                                  TRANSFER AGENT

     RODNEY SQUARE MANAGEMENT CORP.                                       BNY MELLON INVESTMENT SERVICING (US)
          1100 NORTH MARKET STREET                                                          INC.
           WILMINGTON, DE 19890                                                        760 MOORE ROAD
                                                                                 KING OF PRUSSIA, PA 19406
Manages each Fund's investment activities
and oversees Fund administration and other                               Handles certain shareholder services,
service providers.                                                       including recordkeeping and statements,
                                                                         payment of distributions and processing
                                                                         of buy and sell requests.
=============================================== ====================================================================
                                                   WT MUTUAL FUND

                                           Wilmington Large-Cap Strategy Fund
                                           Wilmington Small-Cap Strategy Fund
--------------------------------------------------------------------------------------------------------------------
Fund Operations                                                      Fund Asset Safe Keeping
----------------------------------------------- --------------------------------------------------------------------
            SUB-ADMINISTRATOR AND                                                       CUSTODIAN
                ACCOUNTING AGENT

  BNY MELLON INVESTMENT SERVICING (US) INC.                                    WILMINGTON TRUST COMPANY
              301 BELLEVUE PARKWAY                                              1100 NORTH MARKET STREET
             WILMINGTON, DE 19809                                                WILMINGTON, DE 19890

Provides facilities, equipment and personnel to                      Holds each Fund's assets, settles all portfolio
carry out administrative services related to                         trades and collects income earned by the assets.
each Fund and calculates each Fund's NAV
and distributions.
----------------------------------------------- --------------------------------------------------------------------
                                                   Distribution
----------------------------------------------- --------------------------------------------------------------------
                                                  DISTRIBUTOR

                                          PROFESSIONAL FUNDS DISTRIBUTOR, LLC
                                                   760 MOORE ROAD
                                            KING OF PRUSSIA, PA 19406

                                              Distributes the Funds' Shares.

SHAREHOLDER INFORMATION

PRICING OF SHARES

                    The price of each Fund's shares is based on the Fund's net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator and accounting agent, BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), determines the daily NAV per share. To determine the value of those securities, BNY Mellon may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

                    Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Trust's policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

                    BNY Mellon determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (typically 4:00 p.m. Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

SHARE CLASSES

                    The Funds issue Institutional Shares and A Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. A Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

PURCHASE OF SHARES

                    Institutional Shares are offered on a continuous basis and are sold without sales charges. A Shares are offered on a continuous basis and are sold with a front-end sales charge. The minimum initial investment in Institutional Shares is $500,000. The minimum initial investment in A Shares is $1,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

Front-End Sales Charge

                    In order to purchase A Shares, you will incur a front-end sales charge at the time of purchase (a "sales charge") based on the dollar amount of your purchase. The maximum initial sales charge is 3.50% of the offering price, which is reduced for purchases of $100,000 or more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers". To obtain a breakpoint discount, you should inform the Fund (or your financial intermediary) at the time of purchase of the existence of all circumstances. Please provide the Fund (or your financial intermediary) with Fund account statements and the following information verifying your eligibility for a breakpoint discount:

     o Information or records regarding Fund shares held in all your accounts (e.g. , retirement accounts) at your financial intermediary(ies); and

     o Information or records regarding Fund shares held at any financial intermediary by persons related to you, such as members of your family or household.

                    The offering price for each A Share is the NAV plus the front-end sales charge. When you purchase A Shares in a Fund, the Fund will deduct the appropriate front-end sales charge and invest the remainder in A Shares of the Fund.

                    A Shares are subject to an ongoing distribution (Rule 12b-1) fee of 0.25% of each Fund's average daily net assets attributable to A Shares. A Shares will not be subject to any contingent deferred sales charge ("CDSC" or "back-end sales charge") when they are redeemed. The sales charge is paid directly to the selling broker-dealer.




Your Investment in         As a Percentage of As a Percentage of
Class A Shares of the Fund   Offering Price    Your Investment
-------------------------- ------------------ ------------------
$1,000 up to $100,000             3.50%              3.63%
$100,000 up to $250,000           2.00%              2.04%
$250,000 up to $500,000           1.50%              1.52%
Over $500,000                     None               None


Sales Charge Reductions and Waivers

                    Reducing Sales Charges on Your A Shares. You can reduce the initial sales charge of Class A shares by taking advantage of breakpoint opportunities in the sales charge schedules, as set forth above. The sales charge for purchases of a Fund's Class A shares may also be reduced through an

Accumulation Privilege or a Letter of Intent, as described below, and these can be combined in any manner. To use these privileges, discuss your eligibility with your financial consultant.

     o Accumulation privilege - permits you to add the value of any A Shares that you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.




     o Letter of intent - permits you to purchase A Shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application for terms and conditions.



               Net Asset Value Purchases. A Shares may be purchased at net asset value by:

     o Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with fifty (50) or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

     o Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

     o "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of a Fund's shares;

     o Current or retired trustees, officers and employees of the Trust, the distributor, the transfer agent, the Adviser and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons or their family members; and

     o Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor.

                    You may purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. You may also purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.


                     If you would like additional information about each Fund's sales charges, please visit the Funds' website at www.wilmingtonfunds.com, call
(800) 336-9970 or consult your broker or financial intermediary. The website provides links to information on sales charges free of charge and in a clear and prominent format.

                    Networking and Sub-Transfer Agency Fees: The Funds may directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Adviser and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Adviser or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

                    In order for a financial intermediary to purchase shares of a Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires the financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.

                    By Mail: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Equity Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:




Regular mail:                            Overnight mail:
-------------                            --------------
Wilmington Equity Funds                  Wilmington Equity Funds
c/o BNY Mellon Investment                c/o BNY Mellon Investment
Servicing (US) Inc.                      Servicing (US) Inc.
P.O. Box 9828                            101 Sabin Street
Providence, RI 02940                     Pawtucket, RI 02860-1427


                    By Wire: You may purchase shares by wiring federal funds readily available. Please call BNY Mellon at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and, if making an initial purchase, to also obtain an account number.

                    Additional Information Regarding Purchases: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

                    Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

                    It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

REDEMPTION OF SHARES

                    You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If Fund shares are held for more than 60 days, there is no fee when they are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

                    Redemption Fee: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including but not limited to: (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; (iii) shares converted from one share class to another in the same Fund; or (iv) redemptions or exchanges processed from retirement accounts where a Fund is designated as a "qualified default investment alternative."

                    Frequent Purchases and Redemptions: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fee set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing." To deter market timing and to minimize harm to a Fund and its shareholders, each Fund (i) charges a redemption fee of 1.00% if shares are redeemed within 60 days of purchase and (ii) reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

                    Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Funds invest significantly in foreign securities traded on markets which close prior to when such Fund determines its net asset value, market timing can cause dilution in the value of such Fund's shares held by other shareholders. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does not reflect the value of the underlying portfolio securities. While the Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some of the Funds invest in small-cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Fund's shares to take advantage of the market pricing inefficiency of such small-cap stocks, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such small-cap stocks may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small-cap stocks.

                    There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of a Fund for an "omnibus" account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires the financial intermediary to provide the Funds with access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an "omnibus" account, in nominee name or on behalf of another person.

                    By Mail: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

                    Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:




Regular mail:                            Overnight mail:
-------------                            ---------------
Wilmington Equity Funds                  Wilmington Equity Funds
c/o BNY Mellon Investment                c/o BNY Mellon Investment
Servicing (US) Inc.                      Servicing (US) Inc.
P.O. Box 9828                            101 Sabin Street
Providence, RI 02940                     Pawtucket, RI 02860-1427


                    By Telephone: If you prefer to redeem your shares by telephone you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

                    Additional Information Regarding Redemptions: Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

                    In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

                    If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days). The Funds reserve the right to redeem in-kind.

                    Small Accounts: If the value of your investment in a Fund falls below $50,000 for Institutional Shares and $500 for A Shares, you may be asked to increase your balance. If after 60 days the account value is still below $50,000 for Institutional Shares and $500 for A Shares, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $50,000 for Institutional Shares and $500 for A Shares solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children. For additional information on other ways to redeem shares, please refer to the Funds' SAI.

EXCHANGE OF SHARES

                    You may exchange all or a portion of your shares in a Fund for shares of the same class of the following funds ("Wilmington Funds"):

          Wilmington Aggressive Asset Allocation Fund
          Wilmington Conservative Asset Allocation Fund
          Wilmington Prime Money Market Fund
          Wilmington U.S. Government Money Market Fund
          Wilmington Tax-Exempt Money Market Fund
          Wilmington Short/Intermediate-Term Bond Fund
          Wilmington Broad Market Bond Fund
          Wilmington Municipal Bond Fund
          Wilmington Large-Cap Strategy Fund
          Wilmington Small-Cap Strategy Fund
          Wilmington Multi-Manager International Fund
          Wilmington Multi-Manager Real Asset Fund




                    Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax consequences of exchanging your shares in a Fund for shares of a different Fund.




                    Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $50,000 in an Institutional Class shareholder's account or $500 in a Class A shareholder's account.

                    Fees on Exchanges: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are exchanged within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "REDEMPTION OF SHARES" for additional information regarding redemptions and this fee.

                    Prospectuses for Institutional or A Shares of the other Wilmington Funds may be obtained free of charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970. To obtain more information about exchanges or to place exchange orders, contact the transfer agent or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

DISTRIBUTIONS

                    Distributions from the net investment income of each Fund, if any, are declared and paid quarterly to you. Any net capital gain realized by a Fund will be distributed annually.

                    Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES




                    The Funds intend to qualify annually to be treated as regulated investment companies under the IRC. As such, the Funds will not be subject to federal income taxes on the earnings the Funds distribute to shareholders provided they satisfy certain requirements and restrictions of the IRC. If for any taxable year a Fund fails to qualify as a regulated investment company, it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35% for 2010. Also, all distributions from earnings and profits (as determined under federal income tax principles) to you will be taxable as ordinary dividend income. While a Fund may invest in securities that earn interest exempt from federal income tax, the Funds invest primarily in taxable securities. A Fund's distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. If a Fund has dividend income that qualifies as qualified dividend income in taxable years beginning before January 1, 2011 such amount will be designated by it and will be taxable to individual shareholders at a stated maximum rate of 15%. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.



                    A Fund's distributions of net capital gains, if any, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. The maximum individual tax rate on long-term capital gains realized before January 1, 2011 is 15%. You should be aware that if a Fund's shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

                    It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.




                    Medicare Contribution Tax. Beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends, and capital gains. If applicable, the tax will be imposed on the lesser of your (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).




                    Backup Withholding. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

                    State and Local Income Taxes: You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax law.




                    This section is only a summary of some important U.S. federal income tax considerations that may affect your investment in a Fund. More information regarding these considerations appears in the Funds' SAI. You are urged and advised to consult your own tax adviser regarding the effects of an investment in a Fund on your tax situation.



DISTRIBUTION ARRANGEMENTS

                    Professional Funds Distributor, LLC manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Institutional Shares of the Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

                    The A Shares of each Fund have adopted a distribution plan under Rule 12b-1 that allows a Fund to pay a fee to the Distributor for the sale and distribution of A Shares, and for services provided to shareholders of A Shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distribution (Rule 12b-1) Plan provides for payments of up to 0.25% of the average daily net assets of each Fund's A Shares.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

                    The Adviser and affiliates of the Adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. Financial intermediaries include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. These payments are over and above servicing fees which are disclosed elsewhere in this prospectus. At least annually, the Adviser will report to the Board of Trustees information regarding these payments. These payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments may also be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders' fees that vary depending on the Fund and the dollar amount of shares sold.

                    If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Funds) pay bonuses and incentives in differing amounts, intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the intermediary as to compensation received by your financial advisor.

                    Although a Fund may use firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing firms to effect those transactions.

FINANCIAL HIGHLIGHTS

                    The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years, or if shorter, the period of the Fund's operation. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970.



Large-Cap Fund -- Institutional Shares
                                                          For the Years Ended June 30,
-------------------------------------------- --------- ------------------------------------------
                                               2010      2009      2008      2007       2006
                                             --------- --------- --------- ----------------------
Net Asset Value -- Beginning
     of Year                                   $ 8.61   $ 12.28   $ 14.40   $ 12.33   $ 12.05
                                             --------- --------- --------- ----------------------
Investment Operations:
     Net investment income(1)                   0.10      0.12      0.09      0.10       0.08
     Net realized and unrealized gain (loss)
          on investments                        0.79     (3.68)    (1.57)     2.16       0.69
                                             --------- --------- --------- ----------------------
          Total from investment operations      0.89     (3.56)    (1.48)     2.26       0.77
                                             --------- --------- --------- ----------------------
Distributions
     From net investment income                (0.11)    (0.11)    (0.09)    (0.09)     (0.08)
     From net realized gains                     --        --      (0.55)    (0.10)     (0.41)
                                             --------- --------- --------- ----------------------
          Total distributions                  (0.11)    (0.11)    (0.64)    (0.19)     (0.49)
                                             --------- --------- --------- ----------------------
Net Asset Value -- End of Year                 $ 9.39    $ 8.61   $ 12.28   $ 14.40   $ 12.33
                                             ========= ========= ========= ======================
Total Return                                  10.28%   (28.94)%  (10.75)%   18.45%       6.47%
Ratios (to Average Net Assets)/
     Supplemental Data:
     Expenses:
          Including expense limitations        0.93%     1.00%     0.93%     0.86%       1.00%
          Excluding expense limitations        1.01%     1.18%     1.00%     0.93%       1.07%
     Net investment income (loss)              0.99%     1.27%     0.67%     0.72%       0.67%
Portfolio turnover rate                        160%      224%      127%       96%          57%
Net assets at the end of year
     (000 omitted)                           $ 118,102 $ 131,692 $ 242,391 $ 252,756  $ 127,610


(1) The net investment income per share was calculated using the average shares outstanding method.

Large-Cap Fund -- A Shares


                                                                                         For the
                                                                                         Period
                                                                                         December
                                                                                         20, 2005(1)
                                              For the Years Ended June 30,               through
                                              ----------------------------------------   June 30,
                                              2010         2009     2008          2007     2006
                                             ------ ------------- -------------- ------- -----------
Net Asset Value -- Beginning
     of Period                               $ 8.61       $ 12.28  $ 14.41       $ 12.33  $ 12.21
                                             ------ ------------- -------------- ------- -----------
Investment Operations:
     Net investment income(2)                 0.07         0.10     0.05          0.06      0.03
     Net realized and unrealized gain (loss)
          on investments                      0.85        (3.68)   (1.56)         2.18      0.10
                                             ------ ------------- -------------- ------- -----------
          Total from investment operations    0.92        (3.58)   (1.51)         2.24      0.13
                                             ------ ------------- -------------- ------- -----------
Distributions
     From net investment income              (0.08)       (0.09)   (0.07)        (0.06)    (0.01)
     From net realized gains                    --           --    (0.55)        (0.10)      --
                                             ------ ------------- -------------- ------- -----------
          Total distributions                (0.08)       (0.09)   (0.62)        (0.16)    (0.01)
                                             ------ ------------- -------------- ------- -----------
Net Asset Value -- End of Period             $ 9.45       $ 8.61   $ 12.28       $ 14.41  $ 12.33
                                             ====== ============= ============== ======= ===========
Total Return(3)                              10.36%      (29.11)% (10.98)%       18.26%      1.07%**
Ratios (to Average Net Assets)/
     Supplemental Data:
     Expenses:
          Including expense limitations      1.18%        1.25%    1.18%         1.11%    1.25%*
          Excluding expense limitations      1.32%        1.43%    1.30%         1.18%    1.28%*
     Net investment income (loss)            0.70%        1.10%    0.39%         0.47%    0.46%*
Portfolio turnover rate                       160%         224%     127%          96%      57%(4)
Net assets at the end of period
     (000 omitted)                             $ 2         $ 30     $ 41          $ 12      $ 10

*   Annualized.
**  Not annualized.
(1) Commencement of operations.
(2) The net investment income per share was calculated using the average shares outstanding method.
(3) Total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.
(4) Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.

Small-Cap Fund -- Institutional Shares
                                                         For the Years Ended June 30,
                                           -------- --------------------------------- --------
                                           2010     2009     2008     2007            2006
Net Asset Value -- Beginning
of Year                                    $6.57    $9.16    $14.11   $14.20          $13.92
                                           -------- -------- ------   --------------- --------
Investment Operations:
Net investment income (loss)(1)            0.09     0.05     (0.02)   0.02            (0.04)
Net realized and unrealized gain (loss) on
investments                                1.32     (2.60)   (2.25)   1.89            1.43
                                           -------- -------- ------   --------------- --------
Total from investment operations           1.41     (2.55)   (2.27)   1.91            1.39
                                           -------- -------- ------   --------------- --------
Distributions
From net investment income                 (0.08)   (0.04)     --     (0.01)            --
From net realized gains                      --       --     (2.68)   (1.99)          (1.11)
                                           -------- --------  ------ --------------- --------
Total distributions                        (0.08)   (0.04)   (2.68)   (2.00)          (1.11)
                                           -------- -------- ------   --------------- -------
Net Asset Value -- End of Year             $7.90    $6.57    $9.16    $14.11          $14.20
                                           ======== ======== ======== =============== ========
Total Return                               21.47%   (27.72)% (18.13)% 14.42%          10.42%
Ratios (to Average Net Assets)/
     Supplemental Data:
     Expenses:
          Including expense limitations    0.25%    0.75%    1.25%    1.25%           1.25%
          Excluding expense limitations    1.07%    1.61%    1.92%    1.57%           1.49%
     Net investment income (loss)          1.14%    0.81%    (0.15)%  0.13%           (0.31)%
Portfolio turnover rate                    84%      205%     134%     127%            96%
Net assets at the end of year
     (000 omitted)                         $ 99,057 $62,938  $ 31,834 $ 41,899        $ 55,357

(1) The net investment income (loss) per share was calculated using the average shares outstanding method.

FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

                    Annual/Semi-Annual Reports: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds' portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

                    Statement of Additional Information (SAI): The Funds' SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

                    Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

               WT Mutual Fund
               c/o BNY Mellon Investment Servicing (US) Inc.
               101 Sabin Street
               Pawtucket, RI 02860-1427
               (800) 336-9970
               9:00 a.m. to 5:00 p.m. Eastern time

                    The Funds' SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at http://www.wilmingtonfunds.com. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-1520. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202)
551-8090.

                    FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 336-9970.

The investment company registration number is 811-08648.

                  WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND

                         Institutional Shares      A Shares
                                  WAAIX             WAAAX


                 WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND

                         Institutional Shares      A Shares
                                  WCAIX              WCAAX


                               of WT Mutual Fund

                       PROSPECTUS DATED NOVEMBER 1, 2010
--------------------------------------------------------------------------------
          This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

          These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND SUMMARY ........................3
WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND SUMMARY ......................8
MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVE, STRATEGIES AND
          RISKS ...........................................................13
          INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS ...................13
          ADDITIONAL INFORMATION REGARDING THE AFFILIATED UNDERLYING
          FUNDS ...........................................................14
          PRINCIPAL INVESTMENT RISKS OF THE FUNDS AND THE UNDERLYING
          FUNDS ...........................................................15
MANAGEMENT OF THE FUNDS ...................................................21
          INVESTMENT ADVISER ..............................................21
          FUND MANAGERS ...................................................21
          SERVICE PROVIDERS ...............................................23
SHAREHOLDER INFORMATION ...................................................24
          PRICING OF SHARES ...............................................24
          SHARE CLASSES ...................................................24
          PURCHASE OF SHARES ..............................................24
          REDEMPTION OF SHARES ............................................27
          EXCHANGE OF SHARES ..............................................29
          DISTRIBUTIONS ...................................................30
          TAXES ...........................................................30
          DISTRIBUTION ARRANGEMENTS .......................................31
          ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES .............31
          FINANCIAL HIGHLIGHTS ............................................33
FOR MORE INFORMATION ......................................................37

WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation.

FEES AND EXPENSES OF THE FUND




The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in A Shares of the Wilmington Funds. More information about these and other discounts is available from your financial professional and in the section "Purchase of Shares" on page 20 of the Fund's Prospectus.



Shareholder Fees                                             Institutional
(fees paid directly from your investment):                      Shares     A Shares
Maximum Sales Charge (Load) imposed on Purchases                 None       3.50%
(as a % of offering price)
Redemption Fee (as a percentage of amount redeemed within 60    1.00%       1.00%
days of purchase)
Annual Fund Operating Expenses
(expenses that you pay each year as a % of the               Institutional
value of your investment):                                      Shares     A Shares
Management Fees                                                  None        None
Distribution (12b-1) and/or Service Fees                         None       0.25%
Other Expenses                                                  0.33%       0.33%
Acquired Fund fees and expenses                                 0.75%       0.75%
Total Annual Fund Operating Expenses                            1.08%       1.33%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                     1 Year 3 Years 5 Years 10 Years
-------------------- ------ ------- ------- --------
Institutional Shares  $110   $343    $595    $1,317
-------------------- ------ ------- ------- --------
A Shares              $481   $757   $1,053   $1,895
-------------------- ------ ------- ------- --------





PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes if Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 53% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund seeks to achieve its investment objective by normally investing approximately 80% to 100% of its assets in equity funds and approximately 0% to 20% of its assets in fixed income and real return funds. The Fund invests primarily in affiliated underlying funds and unaffiliated underlying funds, including exchange traded funds ("ETFs") (together, the "Underlying Funds"). The Fund may also invest in government securities, stocks, bonds and other types of securities (i.e., securities not issued by a fund) provided that such securities are consistent with the Fund's investment objective. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. Government securities, money market funds and cash or cash equivalents.




The investment adviser uses a two-stage process to create an investment portfolio for the Fund. The first stage involves determining the percentage of the Fund's assets to be invested in the following asset classes: U.S. Equity, International Equity, Fixed Income and "Real Return" assets (inflation-linked bonds, securities of real estate companies and investment trusts and commodity-related securities). The investment adviser anticipates allocating approximately 35-75% to U.S. Equity, 15-55% to International Equity, 0-25% to Fixed Income and 0-25% to Real Return assets. The investment adviser may periodically adjust asset class allocations based on various quantitative and qualitative data.




The second stage involves the selection of Underlying Funds to represent each asset class and the determination of weightings among the Underlying Funds. The investment adviser monitors the Fund's holdings daily to ensure that both the Underlying Funds selected and the actual allocations among the Underlying Funds continue to conform to the Fund's asset class allocations over time.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment may fluctuate significantly from day-to-day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by Federal Deposit Insurance Corporation or any other governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to the principal risks described below.

     o Asset Allocation Risk: The Fund's investment performance depends, in part, upon how its assets are allocated and reallocated among the Underlying Funds.
     o Commodity Risk: The value of commodity-related securities may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.



     o Debt Security Risks: Fixed income securities are subject to credit risk, interest rate risk and prepayment risk.
     o Foreign Securities Risks: The risk of losses due to political regulatory, economic, social or other uncontrollable forces in a foreign country. The risks of foreign investments are usually greater for emerging markets than more developed markets.
     o Government Obligations Risk: The risk that government-sponsored entities may default on a financial obligation since their securities are not insured or guaranteed by the U. S. Treasury or the U. S. Government.
     o High Yield Bonds Risk: High yield bonds are subject to the risks normally associated with investing in fixed income securities. However, high yield bonds (also known as junk bonds) are generally considered more risky than investment grade, fixed income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds.
     o Investments in Affiliated Underlying Funds: The investment adviser has the ability to select and substitute the Underlying Funds in which a Fund invests and may be subject to potential conflicts of interest because it may receive higher fees from certain Underlying Funds than others. However, the investment adviser is a fiduciary to the Fund and is required to act in the Fund's best interest.
     o Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

     o Non-Diversification Risk: An Underlying Fund may be classified as "non-diversified," which means that an Underlying Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, an Underlying Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.
     o Preferred Stock Risk: The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions.
     o Portfolio Turnover Risk: The risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders.

     o Risks of Real Estate-Related Securities: Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. REITs involve additional risk factors including poor performance by a REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the Investment Company Act of 1940 (the "1940 Act"). Since REITs have expenses of their own, the Underlying Fund will bear a proportionate share of these expenses in addition to the expenses of the Underlying Fund.

     o Small-Cap Risk: Small-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small-cap companies may be less liquid and more volatile than securities of large- cap companies and therefore may involve greater risk.



     o Underlying Fund Risk: Because the Fund invests its assets in Underlying Funds, it will be sensitive to the risks associated with the Underlying Funds and changes in the value of the Underlying Funds may have a significant effect on the net asset value of the Fund. These risks will be greater to the extent that the Fund invests in a larger percentage of its assets in a particular Underlying Fund. By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests, in addition to the Fund's direct fees and expenses. Your cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Underlying Funds may change their investment objective or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investment from the Underlying Fund at a time that is unfavorable to the Fund. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you. An investment in Underlying Funds that are ETFs generally presents the same primary risks as an investment in Underlying Funds that are mutual funds. ETFs may be subject to additional risks, including the absence of an active market, the lack of market liquidity and the shares of an ETF may trade at prices other than NAV.




     o Valuation Risk: The risk that an Underlying Fund has valued certain of its securities at a higher price than it can sell them.

RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing:

     o    changes in the Fund's performance from year-to-year; and



     o how the Fund's average annual returns for one year, five year and since inception periods compared to those of a broad measure of market performance.




The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at wilmingtonfunds.com and/or by calling the Fund toll-free at 800.336.9970.

The annual returns in the bar chart are for the Fund's Institutional Shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.

Annual Total Returns for the Calendar Years Since Inception


[BAR CHART OMITTED]

Calendar Year Percent
------------- -------
2004          14.78%
------------- -------
2005          8.58%
------------- -------
2006          15.83%
------------- -------
2007          8.46%
------------- -------
2008          -38.59%
------------- -------
2009          26.96%
------------- -------


Calendar Year-to-Date Total Return as of September 30, 2010: 4.06%

During the periods shown in the bar chart, the Fund's best quarter was up 17.70% (quarter ended June 30, 2009) and the Fund's worst quarter was down -22.15% (quarter ended December 31, 2008).

After-tax returns are shown only for Institutional Shares and after-tax returns for A Shares will vary.





                                                                                           Since
Average Annual Total Returns                                                             Inception
(for the periods ended December 31, 2009)                                 1 Year 5 Years (7/15/03)
------------------------------------------------------------------------- ------ ------- ---------
Institutional Shares Return Before Taxes                                  26.96% 1.24%     5.25%
------------------------------------------------------------------------- ------ ------- ---------
Institutional Shares Return After Taxes on Distributions(1)               26.25%   N/A      N/A
------------------------------------------------------------------------- ------ ------- ---------
Institutional Shares Return After Taxes on Distributions and Sale of Fund
Shares(1)                                                                 17.74%   N/A      N/A
------------------------------------------------------------------------- ------ ------- ---------
A Shares Return Before Taxes                                              22.09% 0.23%     4.35%
------------------------------------------------------------------------- ------ ------- ---------
Dow Jones Global Aggressive Portfolio Index (reflects no deduction for
fees, expenses or taxes)                                                  38.99% 3.55%     8.27%
------------------------------------------------------------------------- ------ ------- ---------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)         26.46% 0.42%     3.75%
------------------------------------------------------------------------- ------ ------- ---------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




MANAGEMENT


Investment Adviser/Sub-Adviser


Rodney Square Management Corporation ("RSMC") is the investment adviser for the Fund.

Wilmington Trust Investment Management, LLC ("WTIM") is sub-adviser for the
Fund.

Portfolio Managers




The following table lists the persons responsible for the day-to-day management of the Fund's portfolio:


Name                     Length of Service                         Title
-------------------      ------------------------------------      -------------------------------
R. Samuel Fraundorf      Portfolio Manager of the Fund             President of WTIM
                         since 2004.
-------------------      ------------------------------------      -------------------------------
Rex Macey                Portfolio Manager of the Fund             Senior Vice President, Chief
                         since 2009.                               Investment Officer and Director
                                                                   of Investment Research of WTIM
-------------------      ------------------------------------      -------------------------------
Jonathan Glidden         Portfolio Manager of the Fund             Vice President of RSMC and
                         since 2007.                               WTIM and Director of Manager
                                                                   Research
-------------------      ------------------------------------      -------------------------------

PURCHASE AND SALE OF SHARES

Purchase Minimums              Initial            Subsequent
--------------------           --------           ----------
Institutional Shares           $500,000           None
--------------------           --------           ----------
A Shares                          1,000           None
--------------------           --------           ----------


You may purchase and sell (redeem) your shares each day the New York Stock Exchange is open. You may purchase and sell your shares through your financial intermediary or by mail (Wilmington Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9828, Providence, RI, 02940) or telephone (800.336.9970) .

TAX INFORMATION




The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan. Your withdrawals from a retirement plan may be subject to federal income tax.




PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek current income and preservation of capital.

FEES AND EXPENSES OF THE FUND




The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in A Shares of the Wilmington Funds. More information about these and other discounts is available from your financial professional and in the section "Purchase of Shares" on page 20 of the Fund's Prospectus.


Shareholder Fees                                             Institutional
(fees paid directly from your investment):                      Shares     A Shares
Maximum Sales Charge (Load) imposed on Purchases                 None       3.50%
(as a % of offering price)
Redemption Fee (as a percentage of amount redeemed within 60    1.00%       1.00%
days of purchase)
Annual Fund Operating Expenses
(expenses that you pay each year as a % of the               Institutional
value of your investment):                                      Shares     A Shares
Management Fees                                                  None        None
Distribution (12b-1) and/or Service Fees                         None       0.25%
Other Expenses                                                  0.39%       0.39%
Acquired Fund fees and expenses                                 0.56%       0.56%
Total Annual Fund Operating Expenses                            0.95%       1.20%

EXAMPLE


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                     1 Year 3 Years 5 Years 10 Years
-------------------- ------ ------- ------- --------
Institutional Shares  $97    $303    $525    $1,166
-------------------- ------ ------- ------- --------
A Shares              $468   $718    $987    $1,754
-------------------- ------ ------- ------- --------




PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes if Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 92% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund seeks to achieve its investment objective by normally investing approximately 50% to 70% of its assets in fixed income and real return funds and approximately 30% to 50% of its assets in equity funds. The Fund invests primarily in affiliated underlying funds and unaffiliated underlying funds, including exchange traded funds ("ETFs") (together, the "Underlying Funds"). The Fund may also invest in government securities, stocks, bonds and other types of securities (i.e., securities not issued by a fund) provided that such securities are consistent with the Fund's investment objective. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. Government securities, money market funds and cash or cash equivalents.




The investment adviser uses a two-stage process to create an investment portfolio for the Fund. The first stage involves determining the percentage of the Fund's assets to be invested in the following asset classes: U.S. Equity, International Equity, Fixed Income and "Real Return" assets (inflation-linked bonds, securities of real estate companies and investment trusts and commodity-related securities). The investment adviser anticipates allocating approximately 5-35% to U.S. Equity, 0-35% to International Equity, 35-75% to Fixed Income and 0-25% to Real Return assets. The investment adviser may periodically adjust asset class allocations based on various quantitative and qualitative data.




The second stage involves the selection of Underlying Funds to represent each asset class and the determination of weightings among the Underlying Funds. The investment adviser monitors the Fund's holdings daily to ensure that both the Underlying Funds selected and the actual allocations among the Underlying Funds continue to conform to the Fund's asset class allocations over time.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment may fluctuate significantly from day-to-day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by Federal Deposit Insurance Corporation or any other governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to the principal risks described below.

     o Asset Allocation Risk: The Fund's investment performance depends, in part, upon how its assets are allocated and reallocated among the Underlying Funds.

     o Commodity Risk: The value of commodity-related securities may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

     o Debt Security Risks: Fixed income securities are subject to credit risk, interest rate risk and prepayment risk.

     o Foreign Securities Risks: The risk of losses due to political regulatory, economic, social or other uncontrollable forces in a foreign country. The risks of foreign investments are usually greater for emerging markets than more developed markets.

     o Government Obligations Risk: The risk that government-sponsored entities may default on a financial obligation since their securities are not insured or guaranteed by the U. S. Treasury or the U. S. Government.

     o High Yield Bonds Risk: High yield bonds are subject to the risks normally associated with investing in fixed income securities. However, high yield bonds (also known as junk bonds) are generally considered more risky than investment grade, fixed income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds.

     o Investments in Affiliated Underlying Funds: The investment adviser has the ability to select and substitute the Underlying Funds in which a Fund invests and may be subject to potential conflicts of interest because it may receive higher fees from certain Underlying Funds than others. However, the investment adviser is a fiduciary to the Fund and is required to act in the Fund's best interest.

     o Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

     o Non-Diversification Risk: An Underlying Fund may be classified as "non-diversified," which means that an Underlying Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, an Underlying Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

     o Preferred Stock Risk: The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions.

     o Portfolio Turnover Risk: The risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders.


     o Risks of Real Estate-Related Securities: Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. REITs involve additional risk factors including poor performance by a REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the Investment Company Act of 1940 (the "1940 Act"). Since REITs have expenses of their own, the Underlying Fund will bear a proportionate share of these expenses in addition to the expenses of the Underlying Fund.


     o Small-Cap Risk: Small-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small-cap companies may be less liquid and more volatile than securities of large- cap companies and therefore may involve greater risk.




     o Underlying Fund Risk: Because the Fund invests its assets in Underlying Funds, it will be sensitive to the risks associated with the Underlying Funds and changes in the value of the Underlying Funds may have a significant effect on the net asset value of the Fund. These risks will be greater to the extent that the Fund invests in a larger percentage of its assets in a particular Underlying Fund. By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests, in addition to the Fund's direct fees and expenses. Your cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Underlying Funds may change their investment objective or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investment from the Underlying Fund at a time that is unfavorable to the Fund. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you. An investment in Underlying Funds that are ETFs generally presents the same primary risks as an investment in Underlying Funds that are mutual funds. ETFs may be subject to additional risks, including the absence of an active market, the lack of market liquidity and the shares of an ETF may trade at prices other than NAV.

     o Valuation Risk: The risk that an Underlying Fund has valued certain of its securities at a higher price than it can sell them.

RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing:

o changes in the Fund's performance from year-to-year; and
o how the Fund's average annual returns for one year, five year and since inception periods compared to those of a broad measure of market performance.




The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at wilmingtonfunds.com and/or by calling the Fund toll-free at 800.336.9970.

The annual returns in the bar chart are for the Fund's Institutional Shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.




Annual Total Returns for the Calendar Years Since Inception


[BAR CHART OMITTED]

Calendar Year Percent
------------- -------
2004          7.49%
------------- -------
2005          4.37%
------------- -------
2006          8.50%
------------- -------

[BAR CHART OMITTED]

2007          6.55%
----        --------
2008        -15.27%
----        -------
2009         14.89%
----        -------


Calendar Year-to-Date Total Return as of September 30, 2010: 6.17%

During the periods shown in the bar chart, the Fund's best quarter was up 8.07% (quarter ended June 30, 2009) and the Fund's worst quarter was down 7.31% (quarter ended December 31, 2008).

After-tax returns are shown only for Institutional Shares and after-tax returns for A Shares will vary.


                                                                                           Since
Average Annual Total Returns                                                             Inception
(for the periods ended December 31, 2009)                                 1 Year 5 Years  (9/1/03)
------------------------------------------------------------------------- ------ ------- ---------
Institutional Shares Return Before Taxes                                  14.89% 3.27%     4.52%
------------------------------------------------------------------------- ------ ------- ---------
Institutional Shares Return After Taxes on Distributions(1)               13.44%   N/A      N/A
------------------------------------------------------------------------- ------ ------- ---------
Institutional Shares Return After Taxes on Distributions and Sale of Fund
Shares(1)                                                                 9.70%    N/A      N/A
------------------------------------------------------------------------- ------ ------- ---------
A Shares Return Before Taxes                                              10.53% 2.23%     3.62%
------------------------------------------------------------------------- ------ ------- ---------
Dow Jones Global Moderately Conservative Portfolio Index (reflects no
deduction for fees, expenses or taxes)                                    17.16% 3.75%     6.11%
------------------------------------------------------------------------- ------ ------- ---------
Blended Index (reflects no deduction for fees, expenses or taxes)(2)      13.85% 3.26%     4.49%
------------------------------------------------------------------------- ------ ------- ---------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Blended Index is calculated by the investment adviser and represents the weighted return of 40% S&P 500 Index and 60% Barclays Capital Intermediate Government/Credit Index.




MANAGEMENT


Investment Adviser/Sub-Adviser


Rodney Square Management Corporation ("RSMC") is the investment adviser for the Fund.

Wilmington Trust Investment Management, LLC ("WTIM") is sub-adviser for the
Fund.

Portfolio Managers

The following table lists the persons responsible for the day-to-day management of the Fund's portfolio:




Name                     Length of Service                         Title
-------------------      ------------------------------------      -------------------------------
R. Samuel Fraundorf      Portfolio Manager of the Fund             President of WTIM
                         since 2004.
-------------------      ------------------------------------      -------------------------------
Rex Macey                Portfolio Manager of the Fund             Senior Vice President, Chief
                         since 2009.                               Investment Officer and Director
                                                                   of Investment Research of WTIM
-------------------      ------------------------------------      -------------------------------
Jonathan Glidden         Portfolio Manager of the Fund             Vice President of RSMC and
                         since 2007.                               WTIM and Director of Manager
                                                                   Research
-------------------      ------------------------------------      -------------------------------

PURCHASE AND SALE OF SHARES

Purchase Minimums    Initial                              Subsequent
-------------------- ------------------------------------ -------------------------------
Institutional Shares $500,000                             None
-------------------- ------------------------------------ -------------------------------
A Shares             $  1,000                             None
-------------------- ------------------------------------ -------------------------------

You may purchase and sell (redeem) your shares each day the New York Stock Exchange is open. You may purchase and sell your shares through your financial intermediary or by mail (Wilmington Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9828, Providence, RI, 02940) or telephone (800.336.9970) .

TAX INFORMATION




The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan. Your withdrawals from a retirement plan may be subject to federal income tax.




PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

  MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
                             INVESTMENT OBJECTIVES

          The Wilmington Aggressive Asset Allocation Fund ("Aggressive Fund") seeks long-term capital appreciation. The Wilmington Conservative Asset Allocation Fund ("Conservative Fund") seeks current income and preservation of capital. These investment objectives may be changed without shareholder approval. There is no guarantee that a Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

          The Aggressive Fund seeks to achieve its investment objective by normally investing approximately 80% to 100% of its assets in equity funds and approximately 0% to 20% of its assets in fixed income and real return funds. The Conservative Fund seeks to achieve its investment objective by normally investing approximately 50% to 70% of its assets in fixed income and real return funds and approximately 30% to 50% of its assets in equity funds. These policies may be changed without shareholder approval.

          The Funds invest primarily in affiliated underlying funds and unaffiliated underlying funds, including exchange traded funds ("ETFs") (together, the "Underlying Funds"). Each Fund may also invest in government securities, stocks, bonds and other types of securities (i.e., securities not issued by a fund) provided that such securities are consistent with the Fund's investment objective. For cash management purposes, each Fund may hold a portion of its assets directly in U.S. Government securities, money market funds and cash or cash equivalents.

          RSMC uses a two-stage process to create an investment portfolio for a Fund. The first stage involves determining the percentage of each Fund's assets to be invested in the following asset classes: U.S. Equity, International Equity, Fixed Income and "Real Return" assets (inflation-linked bonds, securities of real estate companies and investment trusts, and commodity-related securities). RSMC determines, monitors and may periodically adjust asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets and various segments within those markets. The following table illustrates the range of each Fund's allocation among asset classes (the allocations and/or actual holdings will vary from time to time):





                     Aggressive Asset Allocation Fund Conservative Asset Allocation Fund
                     -------------------------------- ----------------------------------
Risk Profile                 Aggressive/Growth                Conservative/Income
-------------------- -------------------------------- ----------------------------------
U.S. Equity                      35% - 75%                          5% - 35%
International Equity             15% - 55%                          0% - 35%
Fixed Income                      0% - 25%                         35% - 75%
Real Return                       0% - 25%                          0% - 25%




          The second stage involves the selection of Underlying Funds to represent each asset class and the determination of weightings among the Underlying Funds for each Fund. RSMC monitors each Fund's holdings daily. RSMC may rebalance each Fund's investments in the Underlying Funds, as it deems appropriate. RSMC may change the asset class allocations or the Underlying Funds or the weightings without prior approval from shareholders.

INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS

          The Underlying Funds use a broad array of investment styles. The Underlying Funds can buy many types of equity and debt securities, among them common stocks of companies of any size, corporate-bonds of varying credit quality, U.S. Government and agency bonds, mortgage-backed and asset-backed securities and money market instruments. These securities are mainly issued by U.S. issuers but may be issued by foreign issuers. Additional information regarding the investment objectives and investment strategies of the affiliated Underlying Funds is below in the section entitled "Additional Information Regarding the Affiliated Underlying Funds."

          Some or all of the Underlying Funds may to varying extents: borrow money; lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in foreign securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Funds are indirectly subject to some or all of these risks to varying degrees because they invest their assets in the Underlying Funds.




          For cash management purposes, certain Underlying Funds may maintain cash reserves and invest in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper). Certain Underlying Funds may engage in frequent trading of portfolio securities to achieve their principal investment strategies. Such frequent trading activity may result in higher taxes if Fund shares are held in a taxable account which may have the effect of lowering overall performance.




          The Funds' investment in unaffiliated Funds are subject to certain limitations. Generally, a Fund may not acquire shares of an unaffiliated Underlying Fund, including ETFs, if: (i) immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of an unaffiliated Underlying Fund's total outstanding shares, or (ii) the Fund's investment in securities of an unaffiliated Underlying Fund would be more than 5% of the value of the total assets of the Fund. With respect to unaffiliated Underlying Funds, a Fund may be able to invest in excess of the above stated limitations if the Fund relies on certain statutory exemptions of the 1940 Act or rules thereunder, or pursuant to SEC exemptive relief.

          The list of Underlying Funds may change from time to time as funds are created, cease operations or are reorganized. The Funds may invest in additional Underlying Funds and ETFs at the discretion of RSMC and without shareholder approval.

ADDITIONAL INFORMATION REGARDING THE AFFILIATED UNDERLYING FUNDS

          The following table summarizes the investment objectives and primary investments of the Wilmington Funds that may be used as Underlying Funds in each asset category. For a complete description of these Underlying Funds, please see the affiliated Underlying Funds' prospectuses, which are available without charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970.





       Underlying Equity Funds      Investment Objective                Primary Investments
----------------------------------- ----------------------- ------------------------------------------
Wilmington Multi-Manager            long-term capital       foreign stocks
International Fund                  appreciation
Wilmington Large-Cap Strategy Fund  long-term capital       large-cap stocks
                                    appreciation
Wilmington Small-Cap Strategy Fund  long-term capital       small-cap stocks
                                    appreciation

   Underlying Fixed Income Funds         Investment Objective                     Primary Investments
-----------------------------------      -----------------------      ------------------------------------------
Wilmington Broad Market Bond Fund        high total return/ high      investment grade bonds
                                         current income
Wilmington Short/ Intermediate-Term      high total return/ high      investment grade bonds
Bond Fund                                current income

Wilmington Municipal Bond Fund           high level of income         municipal securities
                                         exempt from federal
                                         income tax, consistent
                                         with the preservation
                                         of capital


     Underlying Real Return Fund         Investment Objective                     Primary Investments
-----------------------------------      -----------------------      ------------------------------------------
Wilmington Multi-Manager Real Asset      long-term preservation       real estate-related securities; inflation-
Fund                                     of capital with current      linked bonds (including TIPS); and
                                         income                       commodity/natural resource-related
                                                                      securities


                                      -14-




   Underlying Money Market Fund Investment Objective              Primary Investments
------------------------------- --------------------- -------------------------------
Wilmington Prime Money Market   Capital preservation, money market instruments
Fund                            liquidity and current
                                income




OTHER INVESTMENT STRATEGIES AND POLICIES


          Each Fund may invest in Treasury Inflation-Protected Securities ("TIPS"), which are notes and bonds issued by the U.S. Government whose principal amounts are adjusted monthly to reflect the effects of inflation. The principal value is adjusted for changes in inflation as measured by the Consumer Price Index for Urban Consumers and interest is paid on the inflation-adjusted principal. TIPS are backed by the full faith and credit of the U.S. Government.

          Each Fund may also invest in options; warrants; futures and other commodities; currencies; over-the-counter derivative instruments (such as swaps); securities that lack active public markets; repurchase and reverse repurchase agreements; preferred stocks, convertible bonds and other financial instruments; long and short positions in foreign and U.S. equities and equity-related instruments; and real-estate related securities.

          In anticipation or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, a Fund may, regardless of its normal asset class allocation, temporarily hold all or a portion of its assets in U.S. Government securities (including TIPS), money market funds, cash or cash equivalents. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that a Fund will achieve its investment objective.

          Additional information about the investment practices of the Funds and Underlying Funds and risks pertinent to these practices is included in the Funds' Statement of Additional Information ("SAI").

PRINCIPAL INVESTMENT RISKS OF THE FUNDS AND THE UNDERLYING FUNDS

          The following principal risks are associated with investments in the Funds and the Underlying Funds. Each Underlying Fund may be subject to additional risks other than those described below because the types of investments made by an Underlying Fund can change over time. For a further description of the risks associated with the affiliated Underlying Funds, please see the affiliated Underlying Fund prospectuses, which are available without charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970. The summary is not intended to be exhaustive. For additional descriptions of these risks and the securities and investment techniques used by the Funds or the Underlying Funds, please refer to the Funds' SAI.

     o Asset Allocation Risk: A Fund's investment performance depends, in part, upon how its assets are allocated and reallocated among the Underlying Funds. There is a risk that the investment adviser's evaluations and assumptions regarding the Fund's broad asset classes or the Underlying Funds in which the Fund invests may be inappropriate based on actual market conditions. There is a risk that a Fund will vary from the intended weightings in the Underlying Funds due to factors such as market fluctuations. There can be no assurance that the Underlying Funds will achieve their investment objectives and the performance of the Underlying Funds may be lower than that of the asset class that they were selected to represent.

     o Commodity Risk: An Underlying Fund's investments in commodity-related securities may subject that Underlying Fund to greater volatility than investments in traditional securities. The value of these investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The Underlying Funds' ability to invest in commodity linked derivatives may be restricted by certain provisions of the Internal Revenue Code of 1986, as amended (the "IRC") relating to the Funds' qualification as regulated investment companies ("RICs"). See "Taxes" for more information on these restrictions.

     o Credit Risk: The risk that the issuer of a security or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

     o Derivatives Risk: In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and swap agreements are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include: the risk of imperfect correlation between the value of the instruments and the underlying assets; risk of default by the other party to certain transactions; risk that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risk that the instruments may not be liquid. Using derivatives can increase the volatility of a Fund's or an Underlying Fund's share price. For some derivatives, it is possible for a Fund or an Underlying Fund to lose more than the amount invested in the derivative instrument. The use of derivatives may involve leverage. See "Leverage Risk" below. Leverage may accelerate or exaggerate losses that occur from a direct investment in the underlying assets. Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund or an Underlying Fund, accelerate recognition of income to a Fund or an Underlying Fund, affect the holding periods for certain of a Fund's or an Underlying Fund's assets and defer recognition of certain of a Fund's or an Underlying Fund's losses.



          The Funds' ability to invest in derivatives may be restricted by certain provisions of the IRC relating to the Funds' qualification as regulated investment companies.



     o Emerging Markets Risk: Some foreign markets in which an Underlying Fund may invest are considered to be emerging markets. The risks of foreign investments are usually greater for emerging markets than more developed markets. See "Foreign Securities Risks" below. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest.

     o Foreign Securities Risks: The Underlying Funds may invest in securities of foreign issuers. These markets are subject to special risks associated with foreign investments not typically associated with investing in U. S. markets including:



          Currency Risk. Because the foreign securities in which an Underlying Fund may invest generally trade in currencies other than the U. S. dollar, changes in currency exchange rates will affect an Underlying Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the

          NAV for the Underlying Funds is determined on the basis of U.S. dollars, an Underlying Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of an Underlying Fund's holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of an Underlying Fund's holdings in foreign securities.



          FOREIGN SECURITIES MARKET RISK. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

          FOREIGN TAX RISK. Income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, an Underlying Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax.

          INFORMATION RISK. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

          INVESTMENT RESTRICTION RISK. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

          POLITICAL AND ECONOMIC RISKS. Investing in foreign securities is subject to the risk of political, social, or economic instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement of currency or other assets, and nationalization of assets.

     o GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

     o GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

     o HIGH YIELD BOND RISK: High yield bonds are subject to the following risks normally associated with investing in fixed income securities: credit risk, interest rate risk, leverage risk, liquidity risk and prepayment risk. However, high yield bonds (also known as junk bonds) are generally considered more risky than investment grade, fixed income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. High yield bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in high yield bonds involves greater investment risk and is highly dependent on the investment adviser's credit analysis and market analysis. A real or perceived economic downturn or higher interest rates could cause a decline in junk bond prices by lessening the ability of bond issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than investment grade bonds. Because objective pricing data may be less readily available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default or changes in the market's psychology.




     o INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield earned by an Underlying Fund will vary with changes in interest rates. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. Generally, the longer an Underlying Fund's duration, the more sensitive an Underlying Fund will be to changes in interest rates.

     o Investments in Affiliated Underlying Funds: The investment adviser has the ability to select and substitute the Underlying Funds in which a Fund invests and may be subject to potential conflicts of interest in selecting Underlying Funds because it may receive higher fees from certain Underlying Funds than others. However, as a fiduciary to the Fund, the investment adviser is required to act in the Fund's best interest when selecting Underlying Funds.

     o IPO Risk: An Underlying Fund may acquire common and preferred stock of issuers in an initial public offering (IPO). Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. An Underlying Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of an Underlying Fund's portfolio as the Underlying Fund's assets increase (and thus have a more limited effect on performance).

     o Leverage Risk: The risk associated with securities transactions or practices that multiply small market movements into larger changes in value. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leverage risk. The use of leverage may require the liquidation of portfolio positions to satisfy obligations or to meet segregation requirements when it may not be advantageous to do so. In addition, leverage may cause an Underlying Fund to be more volatile than if the Underlying Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. The Underlying Funds will maintain asset segregation policies and asset coverage requirements which comply with the current position of the SEC and its staff.

     o Liquidity Risk: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

     o Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     o    Market Trading Risks of Exchange-Traded Funds:

          Absence of Active Market: Although the shares of ETFs are listed for trading on national securities exchanges and certain foreign exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

          Lack of Market Liquidity: Secondary market trading in ETF shares may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in ETF shares is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of any ETF will continue to be met or will remain unchanged.

          Shares of an ETF May Trade at Prices Other Than NAV: Shares of an ETF may trade at, above, or below their NAV. The per share NAV of an ETF will fluctuate with changes in the market value of such ETF's holdings. The trading prices of an ETF's shares will fluctuate in accordance with changes in its NAV as well as market supply and demand. However, given that shares can be created and redeemed only in large blocks of shares ("Creation Units") at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), it is likely that large discounts or premiums to the NAV of an ETF's shares should not be sustained.

     o Trading Risk: While the creation/redemption feature of ETFs is designed to make it likely that shares of ETFs will trade close to their NAVs, disruptions to creations and redemptions may result in trading prices that differ significantly from NAV.

     o Multi-Manager Risk: The investment styles employed by sub-advisers of the Underlying Funds may not be complementary. The interplay of the various strategies employed by the sub-advisers may result in an Underlying Fund indirectly holding a concentration in certain types of securities, industries or sectors. This concentration may be detrimental to an Underlying Fund's performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from an Underlying Fund's realization of capital gains.

     o Non-Diversification Risk: An Underlying Fund may be classified as "non-diversified. " This means that a Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, a Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

     o Opportunity Risk: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

     o Passive Investment Risk: Most ETFs, and certain other Underlying Funds, are not actively managed. An Underlying Fund or ETF may be affected by a general decline in the U. S. or foreign market segments relating to its underlying index. Passively-managed funds or ETFs invest in the securities included in, or representative of, their underlying index regardless of their investment merit. The investment adviser to a passively-managed fund or ETF does not attempt to take defensive positions in declining markets.

          Because a passively-managed fund or ETF may not fully replicate its underlying index and may hold securities not included in its underlying index, such fund or ETF is subject to management risk. This is the risk that the investment strategy used by the investment adviser of a fund or ETF, the implementation of which is subject to a number of constraints, may not produce the intended results.

          Imperfect correlation between the securities held in a passively-managed fund or ETF and those in its underlying index, rounding of prices, changes to the underlying indices and regulatory policies may cause such fund's performance to vary from the performance of its underlying index. This is called "tracking error. " Tracking error may also result because the fund or ETF incurs fees and expenses while its underlying index does not incur such expenses.

     o Portfolio Turnover Risk: The risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders.

     o Preferred Stock Risk: The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions. There is also the risk that the corporation issuing the preferred stock will not make the expected dividend payments.



     o Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

     o Risks of Real Estate-Related Securities: Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to a real estate company's leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which an Underlying Fund invests.



          Along with the risks common to real estate and other real estate-related securities, REITs involve additional risk factors including poor performance by a REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow. REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Because REITs are not diversified their value may fluctuate more widely, and they may be subject to greater risks, than if they invested more broadly. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because of these and additional factors, REITs may not exhibit the same or any correlation with inflation as real estate or other real estate securities exhibit. Since REITs have expenses of their own, an Underlying Fund will bear a proportionate share of those expenses in addition to the expenses of the Underlying Fund.

     o Small-Cap Risk: Small-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large-cap companies and therefore may involve greater risk.

     o Valuation Risk: The risk that an Underlying Fund has valued certain of its securities at a higher price than it can sell them.

     o Value Investing Risk: The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.



     o Underlying Fund Risk: Because the Fund invests its assets in Underlying Funds, it will be sensitive to the risks associated with the Underlying Funds and changes in the value of the Underlying Funds may have a significant effect on the net asset value of the Fund. These risks will be greater to the extent that the Fund invests in a larger percentage of its assets in a particular Underlying Fund. By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests, in addition to the Fund's direct fees and expenses. Your cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Underlying Funds may change their investment objective or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investment from the Underlying Fund at a time that is unfavorable to the Fund. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.


DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of their portfolio securities is available in the Funds' SAI, which is available, free of charge, by calling (800) 336-9970 and on the Funds' website at www.wilmingtonfunds.com. The SAI may also be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at www.sec.gov.

MANAGEMENT OF THE FUNDS

          The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Trust and has approved contracts with various organizations to provide the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER

          Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, serves as investment adviser to the Funds and the affiliated Underlying Funds. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation ("WTC"), which is a publicly held financial services holding company. As the Funds' investment adviser, RSMC has overall responsibility for directing their investments. Wilmington Trust Investment Management, LLC ("WTIM"), 3280 Peachtree Road NE, 27(th) Floor, Atlanta, Georgia 30305, also a wholly owned subsidiary of WTC and under common control with RSMC, is responsible for the day-to-day management of the Funds and also provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. On November 1, 2010, WTC announced that it had entered into an agreement with M&T Bank Corporation ("M&T") under which WTC will merge with M&T, subject to regulatory and WTC shareholder approvals. The transaction, once completed, will result in a change of control of RSMC and WTIM. RSMC provides services to investment companies. As of September 30, 2010, RSMC had approximately $6.2 billion in assets under management. The Funds do not directly pay an advisory fee to RSMC or WTIM. Instead, the Funds indirectly pay their proportionate share of the advisory and sub-advisory fees paid by the Underlying Funds.

          A discussion of the basis for the Board of Trustees' approval of the investment advisory and sub-advisory agreements for each of the Funds is available in the semi-annual report to shareholders for the period ended December 31.

FUND MANAGERS

          The day-to-day management of the Funds is the responsibility of a group of WTIM investment professionals, who determine each Fund's asset allocations based, in part, upon asset allocation strategy models prepared by the Wilmington Trust Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals ("Fund Managers") at RSMC and WTIM who meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities. The senior members of the Funds' management team who are jointly and primarily responsible for the Funds' day-to-day management are set forth below.

          Rex Macey, CFA, CFP, CIMA is Senior Vice President, Chief
Investment Officer, and Director of Investment Research of WTIM. Mr. Macey directs the strategic and tactical asset allocation research and chairs the Investment Research Team (IRT) for WTIM. Mr. Macey is a senior member of the firm's Investment Strategy Team. Mr. Macey joined Wilmington Trust in 2004 with considerable tenure in the financial and investment industries. Prior to joining Wilmington Trust, Mr. Macey served as the director of research at KPMG Investment Advisors and was chief investment officer for American Financial Advisors, LLC.

          R. Samuel Fraundorf, CFA, CPA is President of WTIM. He was previously Senior Vice President and Chief Operating Officer of WTIM and was Vice President and Director of Research at Wilmington Trust Company, RSMC, and WTIM. Before joining Wilmington Trust in 2004, Mr. Fraundorf was Senior Manager, KPMG Investment Advisors from 1999 to 2004. Mr. Fraundorf's responsibilities include overall management of WTIM's business, supporting Wilmington Trust's mutual fund business, and involvement in the research efforts of the Investment Research Team and Investment Strategy Team.

          Jonathan Glidden, CFA has been a Vice President at RSMC and WTIM since October 2007 and is currently Director of Manager Research. Previously he was Director of Investment Analysis for Emory University's Endowment Fund in 2007 and Manager of Investment Analysis from 2002 to 2006. Mr. Glidden is responsible for oversight of Wilmington Trust's Manager Research Team, which constructs multi-manager portfolios across global equities, real assets and hedge funds. The team also conducts manager due diligence and oversight of external investment managers across the Wilmington Trust platform.

          The Funds' SAI provides additional information about each Fund Manager's compensation, other accounts managed by each Fund Manager and each Fund Manager's ownership of securities in the Funds.

SERVICE PROVIDERS

The chart below provides information on the Funds' primary service providers.

Asset Management                                                         Shareholder Services
----------------------------------------------- --------------------------------------------------------------------
 INVESTMENT ADVISER AND ADMINISTRATOR                                                  TRANSFER AGENT

     RODNEY SQUARE MANAGEMENT CORP.                                       BNY MELLON INVESTMENT SERVICING (US)
          1100 NORTH MARKET STREET                                                          INC.
           WILMINGTON, DE 19890                                                        760 MOORE ROAD
                                                                                 KING OF PRUSSIA, PA 19406
Manages each Fund's investment activities
and oversees Fund administration and other                               Handles certain shareholder services,
service providers.                                                       including recordkeeping and statements,
                                                                         payment of distributions and processing
                                                                         of buy and sell requests.
=============================================== ====================================================================
                                                   WT MUTUAL FUND

                                           Wilmington Aggressive Asset Allocation Fund
                                          Wilmington Conservative Asset Allocation Fund
--------------------------------------------------------------------------------------------------------------------
Fund Operations                                                      Fund Asset Safe Keeping
----------------------------------------------- --------------------------------------------------------------------
            SUB-ADMINISTRATOR AND                                                       CUSTODIAN
                ACCOUNTING AGENT

  BNY MELLON INVESTMENT SERVICING (US) INC.                                    WILMINGTON TRUST COMPANY
              301 BELLEVUE PARKWAY                                              1100 NORTH MARKET STREET
             WILMINGTON, DE 19809                                                WILMINGTON, DE 19890

Provides facilities, equipment and personnel to                      Holds each Fund's assets, settles all portfolio
carry out administrative services related to                         trades and collects income earned by the assets.
each Fund and calculates each Fund's NAV
and distributions.
----------------------------------------------- --------------------------------------------------------------------
                                                   Distribution
----------------------------------------------- --------------------------------------------------------------------
                                                  DISTRIBUTOR

                                          PROFESSIONAL FUNDS DISTRIBUTOR, LLC
                                                   760 MOORE ROAD
                                            KING OF PRUSSIA, PA 19406

                                              Distributes the Funds' Shares.

SHAREHOLDER INFORMATION

PRICING OF SHARES

          The price of each Fund's shares is based on the Fund's net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. With respect to any portion of a Fund's assets that is invested in one or more Underlying Funds, a Fund's NAV is calculated based upon the NAVs of those Underlying Funds. (Please refer to the Underlying Funds' prospectuses for a description of how securities of the Underlying Funds are valued.) Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator and accounting agent, BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), determines the daily NAV per share. To determine the value of those securities, BNY Mellon may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

          Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. A Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict or (iv) significant domestic or foreign market fluctuations. The Trust's policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to these procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Funds cannot be bought or sold.

          BNY Mellon determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (typically 4:00 p.m. Eastern time), on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

SHARE CLASSES

          The Funds issue Institutional Shares and A Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. A Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

PURCHASE OF SHARES

          Institutional Shares are offered on a continuous basis and are sold without sales charges. A Shares are offered on a continuous basis and are sold with a front-end sales charge. The minimum initial investment in Institutional Shares is $500,000. The minimum initial investment in A Shares is $1,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

Front-End Sales Charge

          In order to purchase A Shares, you will incur a front-end sales charge at the time of purchase (a "sales charge") based on the dollar amount of your purchase. The maximum initial sales charge is 3.50% of the offering price, which is reduced for purchases of $100,000 or more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers". To obtain a breakpoint discount, you should inform the Fund (or your financial intermediary) at the time of purchase of the existence of all circumstances. Please provide the Fund (or your financial intermediary) with Fund account statements and the following information verifying your eligibility for a breakpoint discount:

     o Information or records regarding Fund shares held in all your accounts (e.g., retirement accounts) at your financial intermediary(ies); and

     o Information or records regarding Fund shares held at any financial intermediary by persons related to you, such as members of your family or household.

          The offering price for each A Share is the NAV plus the front-end sales charge. When you purchase A Shares in a Fund, the Fund will deduct the appropriate front-end sales charge and invest the remainder in A Shares of the Fund.

          A Shares are subject to an ongoing distribution (Rule 12b-1) fee of 0.25% of each Fund's average daily net assets attributable to A Shares. A Shares will not be subject to any contingent deferred sales charge ("CDSC" or "back-end sales charge") when they are redeemed. The sales charge is paid directly to the selling broker-dealer.


Your Investment in         As a Percentage of As a Percentage of
Class A Shares of the Fund   Offering Price    Your Investment
-------------------------- ------------------ ------------------
$1,000 up to $100,000                  3.50%               3.63%
$100,000 up to $250,000                2.00%               2.04%
$250,000 up to $500,000                1.50%               1.52%
Over $500,000                           None                None


Sales Charge Reductions and Waivers

          Reducing Sales Charges on Your A Shares. You can reduce the initial sales charge of Class A shares by taking advantage of breakpoint opportunities in the sales charge schedules, as set forth above. The sales charge for purchases of a Fund's Class A shares may also be reduced through an Accumulation Privilege or a Letter of Intent, as described below, and these can be combined in any manner. To use these privileges, discuss your eligibility with your financial consultant.

     o Accumulation privilege - permits you to add the value of any A Shares that you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.



     o Letter of intent - permits you to purchase A Shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application for terms and conditions.



       Net  Asset Value Purchases. A Shares may be purchased at net asset value by:

     o Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with fifty (50) or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

     o Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

     o "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of a Fund's shares;

     o Current or retired trustees, officers and employees of the Trust, the distributor, the transfer agent, the Adviser and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons or their family members; and

     o Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor.

          You may purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. You may also purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.




          If you would like additional information about each Fund's sales charges, please visit the Funds' website at www.wilmingtonfunds.com, call (800) 336-9970 or consult your broker or financial intermediary. The website provides links to information on sales charges free of charge and in a clear and prominent format.




          Networking and Sub-Transfer Agency Fees: The Funds may directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Adviser and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Adviser or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

          In order for a financial intermediary to purchase shares of a Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires the financial intermediary to provide the Funds with access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.

          By Mail: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Asset Allocation Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:



Regular mail:                                 Overnight mail:
--------------------------------------------- ---------------------------------------------
Wilmington Asset Allocation Funds             Wilmington Asset Allocation Funds
c/o BNY Mellon Investment Servicing (US) Inc. c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9828                                 101 Sabin Street
Providence, RI 02940                          Pawtucket, RI 02860-1427

          By Wire: You may purchase shares by wiring federal funds readily available. Please call BNY Mellon at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire and, if making an initial purchase, to also obtain an account number.

          Additional Information Regarding Purchases: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

REDEMPTION OF SHARES

          You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If Fund shares are held for more than 60 days, there is no fee when they are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

          Redemption Fee: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including but not limited to (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; (iii) shares converted from one share class to another in the same Fund; or (iv) redemptions or exchanges processed from retirement accounts where a Fund is designated as a "qualified default investment alternative."

          Frequent Purchases and Redemptions: The Funds discourage frequent purchases and redemptions and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fee set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing." To deter market timing and to minimize harm to a Fund and its shareholders, each Fund (i) charges a redemption fee of 1.00% if shares are redeemed within 60 days of purchase and (ii) reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

          Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Underlying Funds invest significantly in foreign securities traded on markets which close prior to when such Underlying Fund determines its net asset value, market timing can cause dilution in the value of such Underlying Fund's shares held by other shareholders, including the Fund. This occurs when market timers attempt to trade shares of the Underlying Fund when the net asset value of the Underlying Fund does not reflect the value of the underlying portfolio securities. While each of the Underlying Funds has procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some of the Underlying Funds invest in small-cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Underlying Funds' shares to take advantage of the market pricing inefficiency of such small-cap stocks, may result in dilution in the value of the Underlying Funds' shares held by long-term investors. Short-term trading in such small-cap stocks may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small-cap stocks.

          There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of a Fund for an "omnibus" account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires the financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an "omnibus" account, in nominee name or on behalf of another person.

          By Mail: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program
(MSP). Signature guarantees that are not part of these programs will not be accepted.

          Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:

Regular mail:                       Overnight mail:
-------------                       --------------
Wilmington Asset                    Wilmington Asset
     Allocation Funds                    Allocation Funds
c/o BNY Mellon Investment Servicing c/o BNY Mellon Investment Servicing
     (US) Inc.                           (US) Inc.
P.O. Box 9828                       101 Sabin Street
Providence, RI 02940                Pawtucket, RI 02860-1427


          By Telephone: If you prefer to redeem your shares by telephone you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

          Additional Information Regarding Redemptions: Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

          In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

          If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days). The Funds reserve the right to redeem in-kind.

          Small Accounts: If the value of your investment in a Fund falls below $50,000 for Institutional Shares and $500 for A Shares, you may be asked to increase your balance. If after 60 days the account value is still below $50,000 for Institutional Shares and $500 for A Shares, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $50,000 for Institutional Shares and $500 for A Shares solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children. For additional information on other ways to redeem shares, please refer to the Funds' SAI.

EXCHANGE OF SHARES

          You may exchange all or a portion of your shares in a Fund for shares of the same class of the following funds ("Wilmington Funds"):

          Wilmington Aggressive Asset Allocation Fund
          Wilmington Conservative Asset Allocation Fund
          Wilmington Prime Money Market Fund
          Wilmington U.S. Government Money Market Fund
          Wilmington Tax-Exempt Money Market Fund
          Wilmington Short/ Intermediate-Term Bond Fund
          Wilmington Broad Market Bond Fund
          Wilmington Municipal Bond Fund
          Wilmington Large-Cap Strategy Fund

          Wilmington Small-Cap Strategy Fund
          Wilmington Multi-Manager International Fund
          Wilmington Multi-Manager Real Asset Fund

          Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

          Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $50,000 in an Institutional Class shareholder's account or $500 in a Class A shareholder's account.

          Fees on Exchanges: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are exchanged within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

          Prospectuses for Institutional or A Shares of the other Wilmington Funds may be obtained free of charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970. To obtain more information about exchanges or to place exchange orders, contact the transfer agent or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

DISTRIBUTIONS

          Distributions from the net investment income, if any, of each Fund are declared and paid quarterly to you. Any net capital gain realized by a Fund will be distributed annually.

          Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES



          The Funds intend to qualify annually to be treated as regulated investment companies under the IRC. As such, the Funds will not be subject to federal income taxes on the earnings the Funds distribute to shareholders provided it satisfies certain requirements and restrictions of the IRC. If for any taxable year a Fund fails to qualify as a regulated investment company, it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to a tax on a graduated basis with a maximum tax rate of 35%. Also, all distributions from earnings and profits (as determined under federal income tax principles) to you will be taxable as ordinary dividend income. While a Fund may invest in securities that earn interest exempt from federal income tax, the Funds invest primarily in taxable securities. A Fund's distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. If a Fund has dividend income that qualifies as qualified dividend income in taxable years beginning before January 1, 2011, such amount will be designated by it and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.



          A Fund's distributions of net long-term capital gains, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your Fund shares. The maximum individual tax rate on long-term capital gains realized before January 1, 2011 is 15%. You should be aware that if shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

          It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.



          Medicare Contribution Tax. Beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends, and capital gains. If applicable, the tax will be imposed on the lesser of your (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).



          Backup Withholding: A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

          State and Local Income Taxes: You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax law.



          This section is only a summary of some important U.S. federal income tax considerations that may affect your investment in a Fund. More information regarding these considerations appears in the Funds' SAI. You are urged and advised to consult your own tax adviser regarding the effects of an investment in a Fund on your tax situation.



DISTRIBUTION ARRANGEMENTS

          Professional Funds Distributor, LLC manages the Funds' distribution efforts, and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Institutional Shares of the Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

          The A Shares of each Fund have adopted a distribution plan under Rule 12b-1 that allows a Fund to pay a fee to the Distributor for the sale and distribution of A Shares, and for services provided to shareholders of A Shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distribution (Rule 12b-1) Plan provides for payments of up to 0.25% of the average daily net assets of each Fund's A Shares.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

          RSMC and affiliates of RSMC may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. Financial intermediaries include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. These payments are over and above servicing fees which are disclosed elsewhere in this prospectus. At least annually, RSMC will report to the Board of Trustees information regarding these payments. These payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments may also be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. RSMC and its affiliates may also pay cash compensation in the form of finders' fees that vary depending on the Fund and the dollar amount of shares sold.

          If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Funds) pay bonuses and incentives in differing amounts, intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the intermediary as to compensation received by your financial advisor. Although a Fund may use firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and RSMC will not consider the sale of Fund shares as a factor when choosing firms to effect those transactions.

FINANCIAL HIGHLIGHTS

          The financial highlights table is intended to help you understand a Fund's financial performance for the past five years, or if shorter, the period of its operation. Certain information reflects financial results for a single share of a Fund. The total return in the table represents the rate that you would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970.

WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND -- INSTITUTIONAL SHARES



                                             For the Years Ended June 30,
                                      2010     2009    2008                2007   For the Period
                                                                                  December 20,
                                                                                       2005(1)
                                                                                     through
                                                                                  June 30, 2006
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- Beginning of       $6.82   $10.93  $12.20              $10.55      $10.00
Period                                ------- -------- ------------------- ------- --------------

Investment Operations:
Net investment income(2)               0.11    0.15     0.20                0.10       0.11
Net realized and unrealized gain
(loss) on investments                  0.70   (3.54)   (0.78)               1.81       0.50
                                     ------- -------- ------------------- ------- --------------
Total from investment operations       0.81   (3.39)   (0.58)               1.91       0.61
                                     ------- -------- ------------------- ------- --------------
Distributions:(3)
From net investment income            (0.12)  (0.14)   (0.20)              (0.10)      (0.06)
From net realized gains                 --    (0.58)   (0.49)              (0.16)        --
                                     ------- -------- ------------------- ------- --------------
Total distributions                   (0.12)  (0.72)   (0.69)              (0.26)      (0.06)
                                     ------- -------- ------------------- ------- --------------
Net Asset Value -- End of Period      $7.51    $6.82  $10.93              $12.20      $10.55
                                     ======= ======== =================== ======= ==============
Total Return                         11.80%  (30.63)% (5.14)%             18.25%     6.08%**
Ratios (to Average Net
Assets)/Supplemental Data:
Expenses:
Including expense limitations        0.33%    0.40%   0.35%               0.50%       0.50%*
Excluding expense limitations        0.33%    0.41%   0.36%               0.52%       1.48%*
Net investment income                1.41%    1.97%   1.67%               0.90%       1.90%*
Portfolio turnover rate                53%     59%      23%                 14%       24%**
Net assets at the end of period (000
omitted)                             $46,058 $51,832  $56,985             $53,249    $23,772

*   Annualized.
**  Not annualized.
(1) Commencement of operations.
(2) The net investment income per share was calculated using the average shares outstanding method.
(3) For financial reporting purposes, certain distributions from net investment income for Federal income tax purposes have been reclassified to distributions from realized gains.

WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND -- A SHARES

                                            For the Years Ended June 30,
                                      2010    2009    2008                2007  For the Period
                                                                                December 20,
                                                                                2005(1) through
                                                                                June 30, 2006
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- Beginning of       $6.81  $10.92  $12.19              $10.54     $10.00
Period                                ------ -------- ------------------- ------ ---------------

Investment Operations:
Net investment income(2)              0.10    0.12     0.17               0.08       0.11
Net realized and unrealized gain
(loss) on investments                 0.68   (3.53)   (0.78)              1.80       0.48
                                     ------ -------- ------------------- ------ ---------------
Total from investment operations      0.78   (3.41)   (0.61)              1.88       0.59
                                     ------ -------- ------------------- ------ ---------------
Distributions:(3)
From net investment income           (0.10)  (0.12)   (0.17)             (0.07)      (0.05)
From net realized gains                 --   (0.58)   (0.49)             (0.16)        --
                                     ------ -------- ------------------- ------ ---------------
Total distributions                  (0.10)  (0.70)   (0.66)             (0.23)      (0.05)
                                     ------ -------- ------------------- ------ ---------------
Net Asset Value -- End of Period      $7.49   $6.81  $10.92              $12.19     $10.54
                                     ====== ======== =================== ====== ===============
Total Return(4)                      11.41% (30.79)% (5.37)%             18.01%    5.93%**
Ratios (to Average Net
Assets)/Supplemental Data:
Expenses:
Including expense limitations        0.58%   0.65%   0.60%               0.75%      0.75%*
Excluding expense limitations        0.58%   0.66%   0.61%               0.76%      3.59%*
Net investment income                1.23%   1.63%   1.41%               0.69%      1.90%*
Portfolio turnover rate               53%     59%      23%                14%       24%**
Net assets at the end of period (000
omitted)                             $3,788  $3,165  $4,737              $5,070     $1,614

*   Annualized.
**  Not annualized.
(1) Commencement of operations.
(2) The net investment income per share was calculated using the average shares outstanding method.
(3) For financial reporting purposes, certain distributions from net investment income for Federal income tax purposes have been reclassified to distributions from realized gains.
(4) Total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND -- INSTITUTIONAL SHARES


                                               For the Years Ended June 30,         For the Period
                                                                                    December 20,
                                                                                         2005(1)
                                                                                       through
                                      2010       2009   2008                 2007   June 30, 2006
                                     ------- --------- -------------------- ------- --------------
Net Asset Value -- Beginning of       $9.04     $10.55 $10.81               $10.17      $10.00
                                     ------- --------- -------------------- ------- --------------
Period
Investment Operations:
  Net investment income(2)             0.29      0.31   0.31                 0.31        0.16
  Net realized and unrealized gain
     (loss) on investments             0.62     (1.41) (0.14)                0.65         0.10
                                     ------- --------- -------------------- ------- --------------
   Total from investment operations    0.91     (1.10)  0.17                 0.96         0.26
                                     ------- --------- -------------------- ------- --------------
Distributions:(3)
  From net investment income          (0.28)    (0.27) (0.30)               (0.27)       (0.09)
  From net realized gains               --      (0.14) (0.13)               (0.05)          -
                                     ------- --------- -------------------- ------- --------------
   Total distributions                (0.28)    (0.41) (0.43)               (0.32)       (0.09)
                                     ------- --------- -------------------- ------- --------------
Net Asset Value -- End of Period      $9.67     $ 9.04 $10.55               $10.81      $10.17
                                     ======= ========= ==================== ======= ==============
Total Return                         10.12%   (10.30)% 1.58%                9.62%      2.59%**
Ratios (to Average Net
  Assets)/Supplemental Data:
  Expenses:
   Including expense limitations     0.39%      0.50%  0.50%                0.50%       0.50%*
   Excluding expense limitations     0.39%      1.30%  1.43%                3.08%      10.76%*
  Net investment income              2.91%      3.42%  2.83%                2.86%       3.05%*
Portfolio turnover rate                92%        31%     25%                 47%       23%**
Net assets at the end of period (000
  omitted)                           $53,131 $ 13,021  $ 8,058              $ 7,894     $ 2,725

*   Annualized.
**  Not annualized.
(1) Commencement of operations.
(2) The net investment income per share was calculated using the average shares outstanding method.
(3) For financial reporting purposes, certain distributions from net investment income for Federal income tax purposes have been reclassified to distributions from realized gains.

WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND -- A SHARES


                                              For the Years Ended June 30,         For the Period
                                                                                   December 20,
                                                                                        2005(1)
                                                                                      through
                                      2010     2009    2008                 2007   June 30, 2006
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- Beginning of
Period                               $9.02    $10.54  $10.80               $10.17      $10.00
                                     ------ --------- -------------------- ------- --------------
Investment Operations:
  Net investment income(2)            0.26     0.28    0.28                 0.27         0.19
  Net realized and unrealized gain
     (loss) on investments            0.64     (1.41) (0.13)                0.66         0.06
                                     ------ --------- -------------------- ------- --------------
   Total from investment operations   0.90     (1.13)  0.15                 0.93         0.25
                                     ------ --------- -------------------- ------- --------------
Distributions:(3)
  From net investment income         (0.26)    (0.25) (0.28)               (0.25)       (0.08)
  From net realized gains              --      (0.14) (0.13)               (0.05)          -
                                     ------ --------- -------------------- ------- --------------
   Total distributions               (0.26)    (0.39) (0.41)               (0.30)       (0.08)
                                     ------ --------- -------------------- ------- --------------
Net Asset Value -- End of Period     $9.66    $ 9.02  $10.54               $10.80      $10.17
                                     ====== ========= ==================== ======= ==============
Total Return(4)                      9.98%   (10.57)% 1.35%                9.30%      2.53%**
Ratios (to Average Net
  Assets)/Supplemental Data:
  Expenses:
   Including expense limitations     0.64%    0.75%   0.75%                0.75%       0.75%*
   Excluding expense limitations     0.64%    1.56%   1.68%                3.73%      10.98%*
  Net investment income              2.65%    3.02%   2.61%                2.57%       3.46%*
Portfolio turnover rate               92%       31%      25%                 47%       23%**
Net assets at the end of period (000
  omitted)                           $9,890 $ 3,402   $ 4,777              $ 3,273      $ 723

*   Annualized.
**  Not annualized.
(1) Commencement of operations.
(2) The net investment income per share was calculated using the average shares outstanding method.
(3) For financial reporting purposes, certain distributions from net investment income for Federal income tax purposes have been reclassified to distributions from realized gains.
(4) Total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:


          Annual/Semi-Annual Reports: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on each Fund's portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report also includes a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.



          Statement of Additional Information (SAI): The Funds' SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings. The information in the Funds' SAI is incorporated into this prospectus by this reference.


          Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

          WT Mutual Fund
          c/o BNY Mellon Investment Servicing (US) Inc.
          101 Sabin Street
          Pawtucket, RI 02860-1427
          (800) 336-9970
          9:00 a.m. to 5:00 p.m. Eastern time

          The Funds' SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at http://www.wilmingtonfunds.com. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC website at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or, by writing the Public Reference Room of the SEC, Washington, D.C., 20549-1520. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202)
551-8090.

          FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES OR OTHER INVESTOR SERVICES, PLEASE CALL (800)-336-9970.

The investment company registration number is 811-08648.